                                                                EXHIBIT 99(b)(3)





                                INFORMATION FOR

                            THE SPECIAL COMMITTEE OF



                              Norwood Promotional

                                  Products, Inc


                          [J. C. BRADFORD & CO. LOGO]

                               FEBRUARY 26, 1998

I.       SUMMARY ANALYSIS

II.      COMPARABLE COMPANY ANALYSIS

III.     DISCOUNTED CASH FLOW ANALYSIS

IV.      LBO ANALYSIS

V.       COMPARABLE TRANSACTIONS

VI.      PREMIUM ANALYSIS

VII.     STOCK PRICE AND OWNERSHIP PROFILES

VIII.    COMPANY PROJECTION MODEL

                                SUMMARY ANALYSIS


                                       I.

                           AUSTIN--COMPANY PROJECTIONS
              SUMMARY VALUATION MULTIPLES AT PROPOSED $19.50 OFFER

                                                                  (In thousands)


Proposed Offer Price:                                 $    19.50
Current Shares Outstanding:                                5,285
                                                      ----------
  Equity Value                                        $  103,063
Add: Debt, Net of Cash                                    57,497
                                                      ----------
  Market Capitalization                               $  160,560

                      PRICE TO TRAILING EARNINGS MULTIPLE
--------------------------------------------------------------------------------

Equity Value                                                  $  103,063

LTM Earnings Ended                              11/30/97           6,008
                                                              ----------
Multiple                                                            17.2x

                        PRICE TO 1998 EARNINGS MULTIPLE
--------------------------------------------------------------------------------

Equity Value                                                  $ 103,063

Estimated Earnings Ended                        12/31/98          8,729
                                                              ---------
Multiple                                                           11.8x

                        PRICE TO 1999 EARNINGS MULTIPLE
--------------------------------------------------------------------------------

Equity Value                                                     103,063

Estimated Earnings Ended                        12/31/99          10,707
                                                              ----------
Multiple                                                             9.6x

                          PRICE TO BOOK VALUE MULTIPLE
--------------------------------------------------------------------------------

Equity Value                                                  $  103,063

Current Book Value                              11/30/97          53,204
                                                              ----------
Multiple                                                             1.9x

                          PRICE TO LTM EBITDA MULTIPLE
--------------------------------------------------------------------------------

Equity Value plus Debt, Net of Cash                           $  160,560

LTM EBITDA                                      11/30/97          23,267
                                                              ----------
Multiple                                                             6.9x

                         PRICE TO 1998 EBITDA MULTIPLE
--------------------------------------------------------------------------------

Equity Value plus Debt, Net of Cash(1)                        $  156,761

Estimated EBITDA                                8/31/98           25,975
                                                              ----------
Multiple                                                             6.0x

                         PRICE TO LTM REVENUE MULTIPLE
--------------------------------------------------------------------------------

Equity Value plus Debt, Net of Cash                           $  160,560

LTM Revenue Ended                               11/30/97         182,981
                                                              ----------
Multiple                                                            0.88x

(1) Total debt, net of cash at 8/31/98 is projected to be $53,698

                 SUMMARY OF PROJECTIONS PROVIDED BY MANAGEMENT

                                                          (Numbers in Thousands)
                                                      (Fiscal Year Ended August)



                       PROJECTED SUMMARY INCOME STATEMENT

                     1998         1999         2000         2001         2002         2003         CAGR %
                   --------     --------     --------     --------     --------     --------     ---------
Revenues           $193,391     $207,846     $223,500     $239,900     $257,562     $276,160          7.4%

EBITDA               25,976       29,318       32,169       35,366       38,508       42,510         10.4%

Pre-tax Income       13,695       16,998       20,448       24,444       28,885       33,886         19.9%

                       HISTORICAL SUMMARY INCOME STATEMENT

                                              1995             1996             1997            CAGR %
                                          ------------     ------------     ------------     ------------
Revenues                                  $    103,860     $    144,048     $    175,833           30.1%

EBITDA                                          14,476           18,326           23,129           26.4%

Pre-tax Income                                   6,832            8,407           11,972           32.4%

                          SUMMARY VALUATION FOR AUSTIN


                                                (in thousands, except per share)



PROPOSED MARKET VALUATION:


                                                 Austin
                                               ----------
Proposed offer price                              $19.50
Shares outstanding                                 5,285

     Equity Mkt Cap of Offer:                  $ 103,063


COMPARABLE COMPANY VALUATION:                                          MEDIAN      ADJ. AVG.    IMPLIED PRICES(1)
                                                        FINANCIALS      MULT.        MULT.           MEDIAN
                                                         --------     --------     --------    ------------------
Trailing Earnings(2)                                     $  6,008        18.1x        22.0x         $  21.42
Est. '98 Earnings                                           8,729        13.6x        15.7x            23.48
Est. '99 Earnings                                          10,707        11.9x        13.3x            25.04
Trailing EBITDA multiple(2)(3)                             23,267         8.9x        11.2x            29.73
Trailing Revenues(2)(3)                                   182,981        0.78x        0.87K            16.96
Book Value                                                 53,204         1.8x         1.9x            18.91

                                                        RANGE OF VALUES:                     $16.96 - $29.73

                                                        REFINED RANGE:                       $21.00 - $25.00



LBO ANALYSIS:

ASSUMPTIONS:                                                 RESULTS:
------------                                                 --------
0% Revolver
56% Senior sub-debt                               $114.5 million ($21.50 per share) purchase price yields:
14% Senior term loan                              25.0% return to convertible preferred equity holders.
11% Preferred Stock                               34.9% return to equity holders.
19% Management equity - Common Stock
6.5x EBITDA exit multiple

ASSUMPTIONS:                                                 RESULTS:
------------                                                 --------

0% Revolver                                       $108.8 million ($20.50 per share) purchase price yields:
58%, Senior sub-debt                              25.0% return to convertible preferred equity holders.
14%, Senior term loan                             40.1 % return to equity holders.
12% Preferred Stock
16% Management equity - Common Stock
6.5x EBITDA exit multiple                         RANGE:       $20.50 - $21.50


MARKET PREMIUMS VALUATION:

                                                 ONE DAY        ONE WEEK      ONE MONTH
                                                 PRIOR TO       PRIOR TO       PRIOR TO
All Cash Deals Since 1/1/95                    ANNOUNCEMENT   ANNOUNCEMENT   ANNOUNCEMENT
                                               ------------   ------------   ------------
                    Current Stock Price:          $ 17.06        $ 17.06       $ 17.06
                    Median Premium                   24.0%          27.5%         33.6%
                    Adj. Avg. Premium                28.7%          33.9%         38.3%

                    Implied Stock Price:
                    -------------------

                    Median Premium                $ 21.15        $ 21.76       $ 22.80
                    Adj. Avg. Premium               21.97          22.85         23.60

                    REFINED RANGE:                       $21.00 - $23.00


(1) Based on 5,071,000 shares outstanding, which excludes options and warrants outstanding.

(2)      LTM results as of November 1997.

(3)      At 11/30/97, Austin's total debt, net of cash was $56,495.

                          SUMMARY VALUATION FOR AUSTIN

                                                (in thousands, except per share)



PROPOSED MARKET VALUATION:

                                                 Austin
                                               ----------
Proposed offer price                            $  19.50
Shares outstanding                                 5,285
                                                --------
     Equity Mkt Cap of Offer:                   $103,063

DISCOUNTED CASH FLOW VALUATION:


COMPANY PROJECTION MODEL

                                                 EBITDA                                       AVERAGE
Operating Cash Flow Method        DISCOUNT      MULTIPLES                                      EQUITY           REFINED
                                    RATE         APPLIED           LOW          HIGH           VALUE             RANGE
                                  --------      ---------        --------     ---------      ---------    ------------------
                                   13.0%        5.0x-6.5x         $22.62       $ 29.17        $25.90
                                   14.0%        5.0x-6.5x          21.40         27.67         24.54       $23.00 - $26.00
                                   15.0%        5.0x-6.5x          20.24         26.24         23.24

                                                NET INCOME                                    AVERAGE
                                  DISCOUNT      MULTIPLES                                      EQUITY          REFINED
                                    RATE         APPLIED            LOW         HIGH           VALUE            RANGE
                                  --------      ---------        --------     ---------      ---------    ------------------
Free Cash Flow Method              18.0%       11.0x-15.0x        $20.59       $ 27.21        $23.90
                                   19.0%       11.0x-15.0x         19.74         26.08         22.91       $22.00 - $24.00
                                   20.0%       11.0x-15.0x         18.93         25.01         21.97


                                                NET INCOME                                    AVERAGE
                                  DISCOUNT      MULTIPLES                                      EQUITY            REFINED
                                    RATE         APPLIED            LOW         HIGH           VALUE              RANGE
                                  --------      ---------        --------     ---------      ---------    ------------------
Discounted Future Stock Price      18.0%        11.0x-15.0x        $18.19       $ 24.80        $21.49
                                   19.0%        11.0x-15.0x         17.44         23.78         20.61       $19.75 - $21.50
                                   20.0%        11.0x-15.0x         16.72         22.80         19.76

          HISTORICAL ACTUAL VS. BUDGETED FINANCIAL RESULTS FOR AUSTIN




                                    1995                                 1996                               1997

                       Budget      Actual    Variance     Budget        Actual    Variance    Budget       Actual      Variance
                     --------------------------------   -----------------------------------  ----------------------------------
Total Revenue        $   88,142  $ 103,860    17.8%     $  135,119    $ 151,962      12.5%   $ 183,683    $ 175,835      -4.3%
Cost of Sales            60,566     70,963                  91,558      106,992                129,008      125,732
                     ----------  ---------              ----------    ---------              ---------    ---------
   Gross Profit          27,576     32,897    19.3%         43,561       44,970       3.2%      54,675       50,103      -8.4%
   % of Total Rev.        31.3%      31.7%                   32.2%        29.6%                  29.8%        28.5%

S,G&A                    18,579     22,446                  29,590       34,583                 37,253       36,945
                     ----------  ---------              ----------    ---------              ---------    ---------
   Operating Profit       8,997     10,451    16.2%         13,971       10,387     -25.7%      17,422       13,158     -24.5%
   % of Total Rev.        10.2%      10.1%                   10.3%         6.8%                   9.5%         7.5%

   Pre-Tax                6,446      6,832     6.0%          8,771        6,925     -21.0%      14,022       10,156     -27.6%

   Net Income             3,836      4,032     5.1%          5,175        4,155     -19.7%       8,274        1,004     -87.9%

   EPS               $     1.07     $ 1.11     3.7%     $     1.40       $ 0.82     -41.4%      $ 1.41       $ 0.18     -87.2%

                          COMPARABLE COMPANY ANALYSIS

                                       II

                          AUSTIN COMPARABLE COMPANIES

                      COMPARABLE COMPANY MARKET MULTIPLES



                            BASED ON CLOSING STOCK PRICE AS OF           2/19/98

                                                                                                   5-YEAR
                                                           LTM         CAL. 1998   CAL. 1999      PROJECTED         52 WEEK
COMPANY                           TICKER    LTM END        EPS         EST. EPS    EST. EPS(1)    GROWTH RATE    HIGH      LOW
------------------------          ------    -------     ----------    ---------    -----------    ----------- --------   --------
AUSTIN                            AUSTIN     NOV 97     $     1.12    $     1.51   $     1.86         18.0%   $  18.25   $  12.00

C S S Industries, Inc.            CSS        Dec 97           2.23          2.55         2.86         12.0%      39.25      26.38
Cyrk, Inc.                        CYRK       Dec 97           0.30            NA           NA         25.0%      13.50       9.50
Equity Marketing, Inc.            EMAK       Sep 97           1.37          1.85         2.25         25.0%      30.75      16.25
Ha-Lo Inds, Inc.                  HMK        Dec 97           0.75          1.05         1.33         26.7%      29.38      12.50
Lillian Vernon Corp.              LVC        Nov 97           0.97          1.27         1.46         15.0%      18.00      12.50
Racing Champions Corp.            RACN       Sep 97             NA          0.86         1.07         25.0%      18.50       6.50
Swiss Army Brands, Inc.           SABI       Dec 97          (0.49)         0.45         0.52         15.0%      13.50       9.13
Tandy Brands Accessories, Inc.    TBAC       Dec 97           1.14          1.16         1.36         18.0%      18.25       8.00


                                                                   PRICE/       PRICE/     CAL. 1998      CAL. 1999       PRICE/
                                         PRICE        PRICE/      CAL. 1998    CAL. 1999      PE/            PE/          BOOK
COMPANY                                PER SHARE     LTM EPS      EST. EPS     EST. EPS    GROWTH RATE   GROWTH RATE      VALUE
------------------------              ----------   ----------    ----------   ----------   -----------   -----------   ----------
AUSTIN                                $    16.63         14.8 X       11.0 X        8.9 X       61.3%         49.7%          1.6 X

C S S Industries, Inc.                     29.75         13.3         11.7         10.4         97.2%         86.8%          1.7
Cyrk, Inc.                                 13.06         43.5           NA           NA           NM            NM           1.1
Equity Marketing, Inc.                     25.00         18.2         13.5         11.1         54.1%         44.4%          3.2
Ha-Lo Inds, Inc.                           27.44         36.6         26.2         20.6         98.2%         77.4%          7.4
Lillian Vernon Corp.                       17.38         17.9         13.6         11.9         90.9%         79.1%          1.4
Racing Champions Corp.                     10.94           NA         12.8         10.2         51.1%         40.9%          1.9
Swiss Army Brands, Inc.                    10.63           NM         23.6         20.5        157.4%        136.9%          1.2
Tandy Brands Accessories, Inc.             17.38         15.2         15.0         12.8         83.2%         71.0%          2.0


Median (excluding NPPI):                                 18.1 X       13.6 X       11.9 X       90.9%         77.4%          1.8 X

Average (excluding NPPI):                                24.1         16.6         13.9         90.3%         76.6%          2.5

Adjusted Average (excludes high and low and NPPI):       22.0         15.7         13.3         84.7%         71.7%          1.9

(1) When calendar 1999 EPS Multiple is not available it is approximated using company's 5-year projected growth rate.

                           AUSTIN COMPARABLE COMPANIES
               COMPARABLE COMPANY MARKET CAPITALIZATION MULTIPLES

                                                                  (In thousands)

                                                                                       TOTAL         TOTAL          LTM
                                              2/19/98      NUMBER OF      TOTAL         DEBT,        MARKET         TOTAL
COMPANY                           TICKER       PRICE        SHARES       EQUITY      NET OF CASH     CAPITAL       REVENUES
-------------------------------   ------      -------      ---------     ------      -----------     -------       --------
AUSTIN                            AUSTIN       $16.63        5,071       $84,308       $56,495       $140,803      $182,981

C S S Industries, Inc.            CSS           29.75       10,875       323,531       106,546        430,077       357,720
Cyrk, Inc.                        CYRK          13.06       13,682       178,721         1,191        179,912       558,623
Equity Marketing, Inc.            EMAK          25.00        4,079       101,975             0        101,975       130,946
Ha-Lo Inds, Inc.                  HMK           27.44       20,672       567,188        35,704        602,892       413,791
Lillian Vernon Corp.              LVC           17.38        9,482       164,750             0        164,750       251,736
Racing Champions Corp.            RACN          10.94       13,242       144,834        22,661        167,495            NA
Swiss Army Brands, Inc.           SABI          10.63        8,210        87,231             0         87,231       118,744
Tandy Brands Accessories, Inc.    TBAC          17.38        5,543        96,310        19,688        115,998       116,717


                                                          MARKET        MARKET
                                               LTM         CAP./         CAP./
COMPANY                                      EBITDA       EBITDA       REVENUES
-------------------------------              ------       ------       --------
AUSTIN                                      $23,267          6.1 X       0.77 X

C S S Industries, Inc.                       59,944          7.2         1.20
Cyrk, Inc.                                    6,292         28.6         0.32
Equity Marketing, Inc.                       15,036          6.8         0.78
Ha-Lo Inds, Inc.                             30,509         19.8         1.46
Lillian Vernon Corp.                         17,898          9.2         0.65
Racing Champions Corp.                           NA           NA           NA
Swiss Army Brands, Inc.                      (3,230)          NM         0.73
Tandy Brands Accessories, Inc.               13,469          8.6         0.99

Median (excluding NPPI):                                     8.9 x        0.78 X

Average (excluding NPPI):                                   13.4          0.88

Adjusted Average (excludes high and low and NPPI):          11.2          0.87

                          AUSTIN COMPARABLE COMPANIES

                      COMPARABLE COMPANY SUMMARY VALUATION
                       OVERALL ADJUSTED AVERAGE MULTIPLES

                                                                  (In thousands)

                   PRICE TO TRAILING EARNINGS MULTIPLE BASIS:
--------------------------------------------------------------------------------
LTM earnings ended                      11/30/97                 $   6,008

Adjusted Average Multiple                                            22.00 x
                                                                 $ 132,154
                                                                 ---------

Implied Share Price:                                             $   26.06

                 PRICE TO CALENDAR 1998 EARNINGS MULTIPLE BASIS:
--------------------------------------------------------------------------------
Estimated earnings ended                12/31/98                 $   8,729

Adjusted Average Multiple                                            15.70 x
                                                                 ---------
                                                                 $ 137,063

Implied Share Price:                                             $   27.03

                 PRICE TO CALENDAR 1999 EARNINGS MULTIPLE BASIS:
--------------------------------------------------------------------------------
Estimated earnings ended                12/31/99                 $  10,707

Adjusted Average Multiple                                            13.34 x
                                                                 ---------
                                                                 $ 142,850

Implied Share Price:                                             $   28.17


                           LTM EBITDA MULTIPLE BASIS:
--------------------------------------------------------------------------------
LTM EBITDA ended                        11/30/97                 $  23,267

Adjusted Average Multiple                                            11.19 x
                                                                 ---------
                                                                   260,317

Less total debt, net of cash on         11/30/97                    56,495
                                                                 ---------

                                                                 $ 203,822

Implied Share Price:                                             $   40.19

                          LTM REVENUES MULTIPLE BASIS:
--------------------------------------------------------------------------------
LTM Revenues ended                      11/30/97                 $ 182,981

Adjusted Average Multiple                                             0.87 x
                                                                 ---------
                                                                   159,703

Less total debt, net of cash on         11/30/97                    56,495
                                                                 ---------

                                                                 $ 103,208

Implied Share Price:                                             $   20.35

                           AUSTIN COMPARABLE COMPANIES
                      COMPARABLE COMPANY SUMMARY VALUATION
                                MEDIAN MULTIPLES

                                                                  (In thousands)

                   PRICE TO TRAILING EARNINGS MULTIPLE BASIS:
--------------------------------------------------------------------------------
LTM earnings ended                      11/30/97                 $   6,008

Median Multiple                                                      18.08 x
                                                                 ---------
                                                                 $ 108,626

Implied Share Price:                                             $   21.42

                 PRICE TO CALENDAR 1998 EARNINGS MULTIPLE BASIS:
--------------------------------------------------------------------------------
Estimated earnings ended                12/31/98                 $   8,729

Median Multiple                                                      13.64 x
                                                                 ---------
                                                                 $ 119,073

Implied Share Price:                                             $   23.48

                 PRICE TO CALENDAR 1999 EARNINGS MULTIPLE BASIS:
--------------------------------------------------------------------------------
Estimated earnings ended                12/31/99                 $  10,707

Median Multiple                                                      11.86 x
                                                                 ---------
                                                                 $ 127,002

Implied Share Price:                                             $   25.04

                           LTM EBITDA MULTIPLE BASIS:
--------------------------------------------------------------------------------

LTM EBITDA ended                        11/30/97                 $  23,267

Median Multiple                                                       8.91 x
                                                                 ---------

                                                                   207,275

Less total debt, net of cash on         11/30/97                    56,495
                                                                 ---------

                                                                 $ 150,780

Implied Share Price:                                             $   29.73

                          LTM REVENUES MULTIPLE BASIS:
--------------------------------------------------------------------------------

LTM Revenues ended                      11/30/97                 $ 182,981

Median Multiple                                                       0.78 x
                                                                 ---------

                                                                   142,498

Less total debt, net of cash on         11/30/97                    56,495
                                                                 ---------

                                                                 $  86,003

Implied Share Price:                                             $   16.96

                             PROMOTIONAL COMPANIES
            WEEKLY PRICE & VOLUME TRADING STATISTICS SINCE 12/29/95

          Graphs depicting the weekly price and volume trading statistics since December 29, 1995, for CSS Industries, Inc., Cyrk, Inc., Equity Marketing, Inc., and HA-LO Industries, Inc.

                             PROMOTIONAL COMPANIES
            WEEKLY PRICE & VOLUME TRADING STATISTICS SINCE 12/29/95




Graphs depicting the weekly price and volume trading statistics since December 29, 1995 for Lillian Vernon Corp., Racing Champions Corp., Swiss Army Brands, Inc., and Norwood Promotional Products, Inc.

                             PROMOTIONAL COMPANIES
            WEEKLY PRICE & VOLUME TRADING STATISTICS SINCE 12/29/95



Graph depicting the weekly price and volume trading statistics since December 29, 1995 for TANDY BRANDS ACCESSORIES, INC.

COMPARABLE COMPANY ANALYSIS
--------------------------------------------------------------------------------

[ ]  DESCRIPTION OF COMPARABLE COMPANIES

CSS INDUSTRIES, INC. is a diversified company involved in the sale of consumer and business products. The Company's subsidiaries, The Paper Magic Group, Inc. and Berwick Industries, Inc., designs, manufactures and sells gift wrap, gift bags, boxed greeting cards, decorative products and many others. CSS, through Rapidforms, Inc., designs and sells business forms and supplies.

CYRK, INC. provides integrated marketing solutions and promotional programs to corporate marketers. The Company has worldwide operations in New York, London, Frankfurt, Munich, Hong Kong, Taiwan and South Korea.

EQUITY MARKETING INC., designs, develops, produces and markets custom made toy, gift and other products based on entertainment properties licensed by television and motion pictures studios. The products include figurines, action vehicles, plush toys, dolls and other novelty items. The Company sells its products worldwide to restaurant chains, consumer product companies and toy/gift distributors.

HA-LO INDUSTRIES, INC. distributes advertising products to Fortune 500 companies, professional sports teams and other organizations. The Company also provides telemarketing and customer management services, sportsmarketing, event planning and advertising agency services to its clients.

                                                      [J.C. BRADFORD & CO. LOGO]

COMPARABLE COMPANY ANALYSIS
--------------------------------------------------------------------------------

[ ]  DESCRIPTION OF COMPARABLE COMPANIES

LILLIAN VERNON CORPORATION retails gift, household, gardening, kitchen, Christmas and children's products. The Company publishes eight catalog titles; "Lillian Vernon," " Lilly's Kids," "Christmas Memories," "Neat Ideas For An Organized Life," "Lillian Vernon's Kitchen," "Personalized Gifts," "Private Sale" and "Welcome To The Best of Lillian Vernon."

RACING CHAMPIONS CORPORATION produces and markets collectible scaled die cast vehicle replicas. The Company's product lines include an extensive line of officially licensed collectible replicas of actual race cars and related vehicles from the five most popular US professional racing series, including NASCAR. Racing Champions also produces non-racing vehicle replicas and pewter figures.

SWISS ARMY BRANDS, INC. markets the "Victorinox Original Swiss Army" Knife in the United States, Canada and the Caribbean. The Company also markets "Swiss Army" brand watches, sunglasses and writing instruments; "Swiss Air Force" watches; "Victorinox" watches and "R.H. Forschner" professional cutlery.

TANDY BRANDS ACCESSORIES, INC. designs, manufactures and markets fashion accessories for men and women. The Company's products include belts, personal leather goods, neckwear, suspenders, handbags, fashion socks, and scarves. Tandy's products are sold under the "Jones New York," "Greg Norman Collection," "Haggar," "Canterbury," and other national brand names, as well as private labels.

                                                      [J.C. BRADFORD & CO. LOGO]

                             DISCOUNTED CASH FLOWS






                                      III

PROJECT AUSTIN -- PROJECTION MODEL
DISCOUNTED CASH FLOW ANALYSIS -- OPERATING CASH FLOW EBITDA EXIT MULTIPLE METHOD

(Numbers in Thousands)
(Fiscal Year Ended August)

                                                1999           2000           2001           2002           2003
                                              --------       --------       --------       -------        --------
EBITDA                                        $ 29,318       $ 32,168       $ 35,366       $38,508        $ 42,510
                                              --------       --------       --------       -------        --------

Depreciation and amortization                    8,120          8,121          8,122         8,123           8,124
Interest expense                                 4,200          3,600          2,800         1,500             500
Other expenses                                      --             --             --            --              --
                                              --------       --------       --------       -------        --------
 Pre-tax income                                 16,998         20,447         24,444        28,885          33,886
Provision for income taxes                       6,969          8,383         10,022        11,843          13,893
                                              --------       --------       --------       -------        --------
Net income                                      10,029         12,064         14,422        17,042          19,993
                                              ========       ========       ========       =======        ========

Add: Depreciation & amortization                 8,120          8,121          8,122         8,123           8,124
Add: After-tax interest expense                  2,478          2,124          1,652           885             295
Less: Net additions to working capital(1)       (3,200)        (3,300)        (3,400)       (3,900)         (3,800)
Less: Capital expenditures                      (3,834)        (3,935)        (3,936)       (3,937)         (3,938)
                                              --------       --------       --------       -------        --------
  Operating cash flow                         $ 13,593       $ 15,074       $ 16,860       $18,213        $ 20,674
                                              ========       ========       ========       =======        ========
        Cash flow growth                                         10.9%          11.8%          8.0%           13.5%



                           EQUITY VALUATION MATRIX(2)

          DISCOUNT                  YEAR 2003 EBITDA EXIT MULTIPLE
          RATE(3)          5.0x           5.5x            6.0x             6.5x
          -------          ----           ----            ----             ----
           13.0%        $119,576        $131,113        $142,649        $154,185
           14.0%         113,117         124,157         135,196         146,235
           15.0%         106,973         117,540         128,108         138,675
                                                                        --------
AVERAGE VALUATION OF EQUITY                                             $129,794
                                                                        --------

                       EQUITY VALUATION MATRIX PER SHARE

          DISCOUNT                  YEAR 2003 EBITDA EXIT MULTIPLE
          RATE(3)          5.0x           5.5x            6.0x             6.5x
          -------          ----           ----            ----             ----
           13.0%        $  22.62        $  24.81        $  26.99        $ 29.17
           14.0%           21.40           23.49           25.58          27.67
           15.0%           20.24           22.24           24.24          26.24
                                                                        --------
AVERAGE VALUATION OF EQUITY PER SHARE(4)                                $ 24.56
                                                                        --------

----------

(1) Excluding cash and short-term debt.
(2) Less total capital liab. (net of cash) of $53,698
(3) Discount rates are near estimates of WACC.
(4) Based on 5,285 shares outstanding.

PROJECT AUSTIN -- PROJECTION MODEL
DISCOUNTED CASH FLOW ANALYSIS -- FREE CASH FLOW NET INCOME EXIT MULTIPLE METHOD

(Numbers in Thousands)
(Fiscal Year Ended August)

                                                 1999         2000         2001         2002         2003
                                               --------     --------     --------     --------     --------
EBITDA                                         $ 29,318     $ 32,168     $ 35,366     $ 38,508     $ 42,510
Depreciation and amortization                     8,120        8,121        8,122        8,123        8,124
Interest expense                                  4,200        3,600        2,800        1,500          500
Other expenses                                       --           --           --
                                               --------     --------     --------     --------     --------
 Pre-tax income                                  16,998       20,447       24,444       28,885       33,886
Provision for income taxes                        6,969        8,383       10,022       11,843       13,893
                                               --------     --------     --------     --------     --------
Net income                                     $ 10,029     $ 12,064     $ 14,422     $ 17,042     $ 19,993
                                               ========     ========     ========     ========     ========
  Add: Depreciation & amortization                8,120        8,121        8,122        8,123        8,124
  Less: Mandatory debt repayments               (11,298)     (12,983)     (15,033)     (13,900)        (700)
  Less: Net additions to working capital (1)     (3,200)      (3,300)      (3,400)      (3,900)      (3,800)
  Less: Capital expenditures                     (3,834)      (3,935)      (3,936)      (3,937)      (3,938)
                                               --------     --------     --------     --------     --------
    Free cash flow                             $   (183)    $    (33)    $    175     $  3,428     $ 19,679
                                               ========     ========     ========     ========     ========
                      Cash flow growth                         -81.9%      -630.4%      1859.3%       474.0%

                           EQUITY VALUATION MATRIX(2)

            DISCOUNT               YEAR 2003 NET INCOME EXIT MULTIPLE
            RATE(3)            11.0x              13.0x              15.0x
            -------            -----              -----              -----
             18.0%           $108,846           $126,324           $143,802
             19.0%            104,340            121,096            137,852
             20.0%            100,056            116,125            132,195
                                                                   --------
            AVERAGE VALUATION OF EQUITY                            $121,182
                                                                   --------

                        EQUITY VALUATION MATRIX PER SHARE

            DISCOUNT               YEAR 2003 NET INCOME EXIT MULTIPLE
            RATE (3)           11.0x              13.0x              15.0x
            -------            -----              -----              -----
             18.0%           $  20.59           $  23.90           $  27.21
             19.0%           $  19.74           $  22.91           $  26.08
             20.0%           $  18.93           $  21.97           $  25.01
                                                                   --------
            AVERAGE VALUATION OF EQUITY PER SHARE(4)               $  22.93
                                                                   --------

(1) Excluding cash and short-term debt.
(2) Less Total Capital Liab. (net of cash) of $53,698
(3) Discount rates are near estimates of the cost of equity.
(4) Based on 5,285 shares outstanding.

PROJECT AUSTIN -- PROJECTION MODEL
DISCOUNTED CASH FLOW ANALYSIS -- NET INCOME EXIT MULTIPLE METHOD

(Numbers in Thousands)
(Fiscal Year Ended August)

                               1999       2000       2001      2002      2003      CAGR
                              ------     ------     ------    ------    ------     ----
Net income                    10,029     12,064     14,422    17,042    19,993     18.8%
                              ======     ======     ======    ======    ======     ====

                            EQUITY VALUATION MATRIX

  2003 Net Income
  Multiple Assumed            2003 Net Income               Equity Value
  ----------------            ---------------               ------------
       11.0x          X        $      19,993       =       $    219,920
       13.0x          X               19,993       =            259,906
       15.0x          X               19,993       =            299,891
       17.0x          X               19,993       =            339,877

     DISCOUNT            YEAR 2003 NET INCOME EXIT MULTIPLE
      RATE(1)           11.0x            13.0x            15.0x
     --------           -----            -----            -----
       18.0%          $  96,129        $ 113,607        $ 131,085
       19.0%          $  92,157        $ 108,913        $ 125,669
       20.0%          $  88,381        $ 104,450        $ 120,520

                                                        ---------
     AVERAGE VALUATION OF EQUITY                        $ 108,990
                                                        ---------


                       EQUITY VALUATION MATRIX PER SHARE


     DISCOUNT          YEAR ASSUMPTIONS NET INCOME EXIT MULTIPLE
       RATE             11.0x            13.0x            15.0x
     --------           -----            -----            -----
       18.0%          $   18.19        $   21.49        $   24.80
       19.0%          $   17.44        $   20.61        $   23.78
       20.0%          $   16.72        $   19.76        $   22.80

                                                        ---------
     AVERAGE VALUATION OF EQUITY PER SHARE(2)           $   20.62
                                                        ---------

----------

(1) Discounted rates are near estimates of the cost of equity.
(2) Based on 5,285 shares outstanding.

AUSTIN
CALCULATION OF WEIGHTED AVERAGE COST OF CAPITAL

                                                     (in 000's except per share)

                    Weighted Average Cost of Capital (WACC)
                 = (Equity % of Capitalization)(Cost of Equity)
                   + (Debt % of Capitalization)(Cost of Debt)

                   89.4% Equity (18.77%) + 10.6% Debt (4.36%)

                                     -----
                                     12.93%
                                     -----

             COST OF EQUITY                                       DATA USED
             --------------                                       ---------
      Cost of Equity = R(f) + B (R(m) - R(f))      Capital Asset Pricing Model               (a)
      Risk Free Rate = R(f)                        7 Year Treasury Yield =             5.48% (b)
Beta of Common Stock = B                           Austin Beta =                       1.10  (c)
 Market Risk Premium = (R(m) - R(f))               Common Stock Returns
                                                    over Int.-term Gov't Bonds         8.90% (d)
Cost of Equity = 5.5% + 1. 10*(8.9%) + 3.5%        Micro-Cap Stock Premium             3.50%

                                                   Cost of Debt =                 (1-T)*R(i) (e)

                          -----                                                        ----
COST OF EQUITY =          18.77%                                      COST OF DEBT =   4.36%
                          -----                                                        ----

Capitalization(f) = $84,308 of Market Equity + $57,497 of Long Term Debt = $141,805

                  = 89.41% Equity + 10.59% Debt


(a) The Capital Asset Pricing Model states that the return on an asset or security is equal to the risk free return (i.e., Treasury Bonds) plus a risk premium.
(b)  7 Year Treasury as of 2/19/98.
(c)  Beta estimate assumed to be 1.1.
(d) Intermediate horizon risk premium of 8.9%, as calculated by Ibbotson & Sinquefield, 1995. Includes an additional Micro-Cap Stock Premium of 3.5%.
(e)  Interest cost of 7.27%, tax adjusted at 40.00%.
(f) Assumes Austin has a targeted capital structure of 89.4% equity and 10.6% debt, which represents the average of the comparable group selected.

                                  LBO ANALYSIS










                                       IV

                                                             J.C. BRADFORD & CO.

                AUSTIN--LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                               TRANSACTION SUMMARY
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                                                               % OF
USES OF FUNDS:                                             AMOUNT             CAPITAL
-------------------------                                ----------           -------
Offer for equity (to cash out owner)                     $  114,506            64.3%
Debt to be refinanced                                        54,698            30.7%
Cash                                                          3,000             1.7%
Transaction fees & expenses                                   6,000             3.4%
                                                         ----------           -----
 Total Uses of Funds                                     $  178,204           100.0%
                                                         ==========           =====


                                              INTEREST                         % OF
SOURCES OF FUNDS:                              RATE        AMOUNT             CAPITAL
-------------------------                     ------     ----------           -------
Revolver                                       8.80%     $        0             0.0%

Senior sub-debt                               10.00%        100,000            56.1%
Senior term loan                               8.80%         25,000            14.0%
Preferred Stock                               12.00%         20,000            11.2%
Management equity - Common Stock                             33,204            18.6%
                                                         ----------           -----
   Total Sources of Funds                                $  178,204           100.0%
                                                         ==========           =====



                              PROPOSED OFFER PRICE
                          -----------------------------
                                     $21.50


                           FIVE YEAR IRR @ 6.5X EBITDA

                                                       Ownership %     Return
                                                       -----------     ------
Preferred Stock                                            15%         25.0%

Management equity - Common Stock                           85%         34.9%






                         TRANSACTION SUMMARY STATISTICS

Transaction value

Fiscal Year End Aug.:                                                      1998
---------------------                                                     ------
Transaction value/EBIT                                                     9.96x
Transaction value/EBITDA                                                   6.86x
Transaction value/Sales                                                     .92x


                             GOODWILL CALCULATION

Purchase price of equity                                              $  114,506
Plus: Transaction fees                                                         0
Less: Book value acquired                                                 59,355
Less: Assumed asset write-up
Less: Deferred income taxes                                                    0
                                                                      ----------

Book goodwill                                                         $   55,151 (a)
                                                                      ==========


(a) Based on 5,325,860 shares outstanding as of 1/6/98.

(b) Transaction fees are amortized separately and therefore are excluded from book goodwill.

                                                             J.C. Bradford & Co.

              AUSTIN -- LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
            ASSUMPTIONS SUMMARY, KEY RATIOS AND AMORTIZATION SCHEDULE
--------------------------------------------------------------------------------
                                  ($s IN 000S)

Transaction Assumptions
     $ 178,204 Transaction value

                                                                                     PROJECTED FISCAL YEAR ENDED AUG.
                                            PROFORMA           -------------------------------------------------------------------
                                              1998        (1)    1999                  2000                       2001
                                            --------           --------              --------                   --------
Key Ratios:

EBIT / interest expense                          1.5 x              1.8 x                 2.2 x                      2.7 x
(EBIT - cap ex)/interest expense                 1.5 x              1.4 x                 1.8 x                      2.3 x
EBITDA / interest expense                        2.2 x              2.5 x                 3.0 x                      3.6 x
(EBITDA - cap ex) / interest expense             2.2 x              2.2 x                 2.6 x                      3.2 x
(EBITDA - change in working cap-cap ex)/interest expense            1.9 x                 2.3 x                      2.9 x

Senior debt/ EBITDA                              3.8 x              3.3 x                 2.7 x                      2.2 x
Total debt/ EBITDA                               4.8 x              4.1 x                 3.5 x                      2.9 x

Capitalization:
  Senior debt                               $100,000      56%  $ 90,677         52%  $ 82,364           48%     $ 71,704       42%
  Other debt                                  25,000      14%    25,000         14%    25,000           14%       25,000       14%
                                            --------           --------        ---   --------          ---      --------      ---
  Total debt                                 125,000      70%   115,677         66%   107,364           62%       96,704       56%
  Equity                                      53,204      30%    58,451         34%    65,939           38%       75,906       44%
                                            --------           --------        ---   --------          ---      --------      ---
  Total capitalization                      $178,204     100%  $174,128        100%  $173,303          100%     $172,610      100%

Amortization:

Senior sub-debt retired annually                                 14,286                14,286                     14,286
Senior term loan retired annually                                    --                    --                         --
Sub-debt retired annually                                            --                    --                         --
Other notes retired annually                                         --                    --                         --

Goodwill amortization over 15 years                            $  4,186              $  4,186                   $  4,186
Fee amortization over 10 years                                 $    600              $    600                   $    600
                                                                  PROJECTED FISCAL YEAR ENDED AUG.
                                                         --------------------------------------------------
                                                                 2002                      2003
                                                               --------                   --------
Key Ratios:

EBIT / interest expense                                             3.5 x                      4.7 x
(EBIT - cap ex)/interest expense                                    3.0 x                      4.2 x
EBITDA / interest expense                                           4.5 x                      6.0 x
(EBITDA - cap ex) / interest expense                                4.0 x                      5.4 x
(EBITDA - change in working cap-cap ex)/interest expense            3.6 x                      4.9 x

Senior debt/ EBITDA                                                 1.7 x                      1.2 x
Total debt/ EBITDA                                                  2.3 x                      1.8 x

Capitalization:
  Senior debt                                                  $ 59,036           34%     $ 43,104      25%
  Other debt                                                     25,000           14%       25,000      15%
                                                               --------                   --------     ---
  Total debt                                                     84,036           49%       68,104      40%
  Equity                                                         88,433           51%      104,164      60%
                                                               --------                   --------     ---
  Total capitalization                                         $172,469          100%     $172,269     100%

Amortization:

Senior sub-debt retired annually                                 14,286                    14,286
Senior term loan retired annually                                    --                        --
Sub-debt retired annually                                            --                        --
Other notes retired annually                                         --                        --

Goodwill amortization over 15 years                            $  4,186                  $  4,186
Fee amortization over 10 years                                 $    600                  $    600


(1) Adjusted to show historical operating results with proforma interest expense and proforma capitalization.

                                                             J.C. BRADFORD & CO.

              AUSTIN -- LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                           PROJECTED INCOME STATEMENTS
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                       HISTORICAL   ESTIMATED                          PROJECTED FISCAL YEAR ENDED AUG.
                                       ----------------------      ----------------------------------------------------------------
                                         1997          1998          1999          2000          2001          2002          2003
                                       --------      --------      --------      --------      --------      --------      --------
Revenues                               $175,835      $193,391      $207,846      $223,500      $239,900      $257,562      $276,160
  % growth                                               10.0%          7.5%          7.5%          7.3%          7.4%          7.2%

Cost of sales                          $125,732      $138,952      $149,319      $160,546      $172,085      $184,850      $197,826
  % of revenue                             71.5%         71.9%         71.8%         71.8%         71.7%         71.8%         71.6%
                                       --------      --------      --------      --------      --------      --------      --------

 Gross profit                          $ 50,103      $ 54,439      $ 58,527      $ 62,954      $ 67,815      $ 72,712      $ 78,334
  gross margin                             28.5%         28.1%         28.2%         28.2%         28.3%         28.2%         28.4%

 General and administrative            $  8,855      $ 10,513      $ 10,477      $ 11,003      $ 11,549      $ 12,116      $ 12,661
  % of revenue                              5.0%          5.4%          5.0%          4.9%          4.8%          4.7%          4.6%

Sales and marketing                      18,119        17,951        18,732        19,783        20,900        22,088        23,163
  % of revenue                             10.3%          9.3%          9.0%          8.9%          8.7%          8.6%          8.4%

Restructuring and unusual charges         1,816            --            --            --            --            --            --
  % of revenue                              1.0%
Other operating expenses                     --            --            --            --            --            --            --
  % of revenue
                                       --------      --------      --------      --------      --------      --------      --------

Total operating expenses               $ 28,790      $ 28,464      $ 29,209      $ 30,786      $ 32,449      $ 34,204      $ 35,824
   % of revenue                            16.4%         14.7%         14.1%         13.8%         13.5%         13.3%         13.0%

 EBITDA                                $ 21,313      $ 25,975      $ 29,318      $ 32,168      $ 35,366      $ 38,508      $ 42,510
   % of revenue                            12.1%         13.4%         14.1%         14.4%         14.7%         15.0%         15.4%

Depreciation                           $  4,270      $  3,960      $  3,934      $  3,935      $  3,936      $  3,937      $  3,938
Goodwill amortization                     3,885         4,121         4,186         4,186         4,186         4,186         4,186
Transaction fee amortization                 --            --           600           600           600           600           600
                                       --------      --------      --------      --------      --------      --------      --------
  Total depreciation & amortization    $  8,155      $  8,081      $  8,720      $  8,721      $  8,722      $  8,723      $  8,724
    % of revenue                            4.6%          4.2%          4.2%          3.9%          3.6%          3.4%          3.2%
                                       --------      --------      --------      --------      --------      --------      --------

EBIT                                   $ 13,158      $ 17,894      $ 20,598      $ 23,447      $ 26,644      $ 29,785      $ 33,786
 % of revenue                               7.5%          9.3%          9.9%         10.5%         11.1%         11.6%         12.2%

 Capital expenditures                                              $  3,834      $  3,935      $  3,936      $  3,937      $  3,938
 % of revenue                                                           1.8%          1.8%          1.6%          1.5%          1.4%

                                                             J.C. BRADFORD & CO.

              AUSTIN -- LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                          PROJECTED INCOME STATEMENTS
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                                HISTORICAL ESTIMATED              PROJECTED FISCAL YEAR ENDED AUG.
                                                ---------- ---------     -------------------------------------------------------
                                                  1997        1998        1999        2000        2001        2002        2003
                                                -------     -------     -------     -------     -------     -------     -------
EBIT                                            $13,158     $17,894     $20,598     $23,447     $26,644     $29,785     $33,786

Interest expense:
         Revolver                                    --          --         218         700       1,122       1,353       1,351
         Senior sub-debt                             --          --       9,286       7,857       6,429       5,000       3,571
         Sub-debt                                    --          --          --          --          --          --          --
         Cap. lease oblg.                            --          --          --          --          --          --          --
                                                -------     -------     -------     -------     -------     -------     -------
Total interest expense                            3,002       4,200      11,704      10,757       9,750       8,553       7,123

Home office expense                                  --          --          --          --          --          --          --
Discontinued operations expenses                  4,820          --          --          --          --          --          --
Extraordinary loss from debt extinguishment         241          --          --          --          --          --          --
                                                -------     -------     -------     -------     -------     -------     -------
Other expenses (income)                           8,063          --

Minority interest                                    --          --          --          --          --          --          --

Pre-tax income                                    5,095      13,694       8,894      12,690      16,894      21,232      26,663
Provision (benefit) for income taxes              4,091       5,615       3,647       5,203       6,926       8,705      10,932
                                                -------     -------     -------     -------     -------     -------     -------

Net income                                      $ 1,004     $ 8,079     $ 5,247     $ 7,487     $ 9,967     $12,527     $15,731
                                                =======     =======     =======     =======     =======     =======     =======
Preferred dividends                                  --          --       2,400       2,688       3,011       3,372       3,776
                                                -------     -------     -------     -------     -------     -------     -------
Net income to common                            $ 1,004     $ 8,079     $ 2,847     $ 4,799     $ 6,957     $ 9,155     $11,955
                                                -------     -------     -------     -------     -------     -------     -------

                                                             J.C. BRADFORD & CO.


              AUSTIN -- LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                            PROJECTED BALANCE SHEETS
--------------------------------------------------------------------------------
                                  ($s in 000s)


                                                    ESTIMATED                                    PROFORMA
                                                    AUG. 1998             ADJUSTMENTS            AUG. 1998
                                                    ---------      ------------------------      ---------
ASSETS
Cash and equivalents                                $   1,000      $       0      $   3,000      $   4,000
Short-term investments                                     --             --             --             --
Accounts receivable                                    26,336             --             --         26,336
Inventories                                            34,821             --             --         34,821
Income taxes receivable                                   598             --             --            598
Other receivables                                         773             --             --            773
Prepaid expenses and other current assets               2,672             --             --          2,672
                                                    ---------      ---------      ---------      ---------
Total current assets                                   66,200             --          3,000         69,200
Land                                                      478             --             --            478
Gross plant and equip                                  37,971             --             --         37,971
Accumulated depreciation                              (16,849)            --             --        (16,849)
                                                    ---------      ---------      ---------      ---------
Net P,P&E                                              21,600             --             --         21,600
Goodwill, net of accumulated amortization              34,888             --         55,151         90,039
Transaction fee & expenses                                 --             --          6,000          6,000
Other intangible assets                                 8,165             --             --          8,165
Deferred income taxes and other assets                  4,200             --             --          4,200
                                                    ---------      ---------      ---------      ---------
Total assets                                        $ 135,053      $       0      $  64,151      $ 199,204
                                                    =========      =========      =========      =========
LIABILITIES & EQUITY
Current maturities & short-term debt                $       0      $       0      $       0      $       0
Trade accounts payable                                 10,442             --             --         10,442
Accrued liabilities                                    10,347             --             --         10,347
Current portion of lease obligation                       211             --             --            211
                                                    ---------      ---------      ---------      ---------
Total current liabilities                              21,000             --             --         21,000
Long term debt
  Revolver                                              2,098         (2,098)            --             --
  Senior sub-debt                                      39,600        (39,600)       100,000        100,000
  Senior term loan                                     13,000        (13,000)        25,000         25,000
  Sub-debt                                                 --             --             --             --
  Other notes                                              --             --             --             --
  Cap. lease oblg.                                         --             --             --             --
                                                    ---------      ---------      ---------      ---------
  Total debt                                           54,698        (54,698)       125,000        125,000
  Less current portion                                     --             --             --             --
                                                    ---------      ---------      ---------      ---------
  Total long-term debt                                 54,698        (54,698)       125,000        125,000
                                                    ---------      ---------      ---------      ---------
Total liabilities                                      75,698        (54,698)       125,000        146,000
Preferred stock                                            --             --         20,000         20,000
Common stock                                           22,858        (22,858)        33,204         33,204
Unrealized gain (loss) on marketable securities        21,949        (21,949)            --             --
Retained earnings                                      14,548        (14,548)            --             --
                                                    ---------      ---------      ---------      ---------
Total stockholders' equity                             59,355        (59,355)        53,204         53,204
                                                    ---------      ---------      ---------      ---------
Total liabilities & equity                          $ 135,053      $(114,053)     $ 178,204      $ 199,204
                                                    =========      =========      =========      =========
                                                                      PROJECTED FISCAL YEAR ENDED AUG.
                                                   --------------------------------------------------------------------
                                                     1999           2000           2001            2002          2003
                                                   ---------      ---------      ---------      ---------     ---------
ASSETS
Cash and equivalents                               $   1,000      $   1,000      $   1,000      $   1,000     $   1,000
Short-term investments                                    --             --             --             --            --
Accounts receivable                                   28,032         29,931         31,910         34,051        36,232
Inventories                                           37,064         39,574         42,191         45,021        47,905
Income taxes receivable                                  636            679            724            773           822
Other receivables                                        823            879            937          1,000         1,064
Prepaid expenses and other current assets              2,845          3,037          3,238          3,455         3,677
                                                   ---------      ---------      ---------      ---------     ---------
Total current assets                                  70,400         75,100         80,000         85,300        90,700
Land                                                     478            478            478            478           478
Gross plant and equip                                 41,805         45,740         49,676         53,613        57,551
Accumulated depreciation                             (20,783)       (24,718)       (28,654)       (32,591)      (36,529)
                                                   ---------      ---------      ---------      ---------     ---------
Net P,P&E                                             21,500         21,500         21,500         21,500        21,500
Goodwill, net of accumulated amortization             85,853         81,667         77,481         73,295        69,109
Transaction fee & expenses                             5,400          4,800          4,200          3,600         3,000
Other intangible assets                                8,775          9,436         10,129         10,874        11,660
Deferred income taxes and other assets                 4,200          4,200          4,200          4,200         4,200
                                                   ---------      ---------      ---------      ---------     ---------
Total assets                                       $ 196,128      $ 196,703      $ 197,510      $ 198,769     $ 200,169
                                                   =========      =========      =========      =========     =========
LIABILITIES & EQUITY
Current maturities & short-term debt               $       0      $       0      $       0      $       0     $       0
Trade accounts payable                                11,050         11,753         12,506         13,210        14,013
Accrued liabilities                                   10,950         11,647         12,394         13,090        13,887
Current portion of lease obligation                       --             --             --             --            --
                                                   ---------      ---------      ---------      ---------     ---------
Total current liabilities                             22,000         23,400         24,900         26,300        27,900
Long term debt
  Revolver                                             4,963         10,936         14,561         16,179        14,533
  Senior sub-debt                                     85,714         71,429         57,143         42,857        28,571
  Senior term loan                                    25,000         25,000         25,000         25,000        25,000
  Sub-debt                                                --             --             --             --            --
  Other notes                                             --             --             --             --            --
  Cap. lease oblg.                                        --             --             --             --            --
                                                   ---------      ---------      ---------      ---------     ---------
  Total debt                                         115,677        107,364         96,704         84,036        68,104
  Less current portion                                    --             --             --             --            --
                                                   ---------      ---------      ---------      ---------     ---------
  Total long-term debt                               115,677        107,364         96,704         84,036        68,104
                                                   ---------      ---------      ---------      ---------     ---------
Total liabilities                                    137,677        130,764        121,604        110,336        96,004
Preferred stock                                       22,400         25,088         28,099         31,470        35,247
Common stock                                          33,204         33,204         33,204         33,204        33,204
Unrealized gain (loss) on marketable securities           --             --             --             --            --
Retained earnings                                      2,847          7,647         14,603         23,759        35,714
                                                   ---------      ---------      ---------      ---------     ---------
Total stockholders' equity                            58,451         65,939         75,906         88,433       104,164
                                                   ---------      ---------      ---------      ---------     ---------
Total liabilities & equity                         $ 196,128      $ 196,703      $ 197,510      $ 198,769     $ 200,169
                                                   =========      =========      =========      =========     =========


                                                             J.C. BRADFORD & CO.


              AUSTIN -- LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                                    CASH FLOW
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                                                               PROJECTED FISCAL YEAR ENDED AUG.
                                                               ----------------------------------------------------------------
                                                                 1999          2000          2001          2002          2003
                                                               --------      --------      --------      --------      --------
Net Income                                                     $  5,247      $  7,487      $  9,967      $ 12,527      $ 15,731
     Add: Depreciation & amortization                             3,934         3,935         3,936         3,937         3,938
     Add: Goodwill amortization                                   4,186         4,186         4,186         4,186         4,186
     Add: Fee amortization                                          600           600           600           600           600
     Add: Minority interest                                          --            --            --            --            --
     Add: PIK Dividend                                            2,400         2,688         3,011         3,372         3,776
     Add: Dividend                                               (2,400)       (2,688)       (3,011)       (3,372)       (3,776)
                                                               --------      --------      --------      --------      --------

Total Sources                                                  $ 13,967      $ 16,208      $ 18,689      $ 21,250      $ 24,455
     Less: Changes in other long-term assets & liabilities         (610)         (661)         (692)         (746)         (785)
     Less: Change in working capital                             (3,200)       (3,300)       (3,400)       (3,900)       (3,800)
     Less: Capital expenditures (Net of dispos.)                 (3,834)       (3,935)       (3,936)       (3,937)       (3,938)
                                                               --------      --------      --------      --------      --------
Total Uses                                                     ($ 7,644)     ($ 7,896)     ($ 8,028)     ($ 8,583)     ($ 8,523)
                                                               --------      --------      --------      --------      --------

TOTAL FREE CASH FLOW BEFORE FINANCING                          $  6,323      $  8,312      $ 10,661      $ 12,667      $ 15,932

REPAYMENT/BORROWING OF DEBT

Revolver                                                          4,963         5,973         3,625         1,618        (1,646)
Senior sub-debt                                                 (14,286)      (14,286)      (14,286)      (14,286)      (14,286)

Senior term loan                                                     --            --            --            --            --
Sub-debt                                                             --            --            --            --            --
Other notes                                                          --            --            --            --            --
Cap. lease oblg.                                                     --            --            --            --            --
                                                               --------      --------      --------      --------      --------
Total Debt (Repayments)/Borrowing                              ($ 9,323)     ($ 8,312)     ($10,661)     ($12,667)     ($15,932)
CHANGE IN CASH BALANCE                                         ($ 3,000)     $      0      $      0      $      0      $      0

                                                             J.C. BRADFORD & CO.


              AUSTIN -- LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                           WORKING CAPITAL ASSUMPTIONS
--------------------------------------------------------------------------------
                                  ($'s in 000s)


                                                          ESTIMATED                                        PROFORMA
                                                 ------------------------                                    AUG.
                                                   1997           1998               ADJUSTMENTS             1998
                                                 ---------      ---------      -----------------------     ---------
Accounts receivable                              $  24,282      $  26,336             --            --     $  26,336
   % of sales                                         13.8%          13.6%                                      13.6%
Inventories                                      $  32,105      $  34,821             --            --     $  34,821
  % of sales                                          18.3%          18.0%                                      18.0%
Income taxes receivable                          $     551      $     598             --            --     $     598
  % of sales                                           0.3%           0.3%                                       0.3%
Other receivables                                $     713      $     773             --            --     $     773
  % of sales                                           0.4%           0.4%                                       0.4%
Prepaid expenses and other current assets        $   2,464      $   2,672             --            --     $   2,672
  % of sales                                           1.4%           1.4%                                       1.4%
                                                 ---------      ---------      ---------     ---------     ---------
TOTAL CURRENT ASSETS, EXCLUDING CASH                            $  65,200             --            --     $  65,200
  % of sales                                           0.0%          33.7%                                      33.7%
Trade accounts payable                           $  11,299      $  10,442             --            --     $  10,442
  % of sales                                           6.4%           5.4%                                       5.4%
Accrued liabilities                              $  11,197      $  10,347             --            --     $  10,347
  % of sales                                           6.4%           5.4%                                       5.4%
Current portion of lease obligation              $     481      $     211             --            --     $     211
  % of sales                                           0.3%           0.1%                                       0.1%
                                                 ---------      ---------      ---------     ---------     ---------
TOTAL CURRENT LIABILITIES EXCLUDING S-T DEBT                    $  21,000             --            --     $  21,000
  % of sales                                           0.0%          10.9%                                      10.9%

Net non-cash working capital                                    $  44,200             --            --     $  44,200
  % of sales                                           0.0%          22.9%                                      22.9%

Change in non-cash working capital

                                                                     PROJECTED FISCAL YEAR ENDED AUG.
                                                 ---------------------------------------------------------------------
                                                   1999           2000            2001           2002          2003
                                                 ---------      ---------      ---------      ---------      ---------
Accounts receivable                              $  28,032      $  29,931      $  31,910      $  34,051      $  36,232
   % of sales                                         13.5%          13.4%          13.3%          13.2%          13.1%
Inventories                                      $  37,064      $  39,574      $  42,191      $  45,021      $  47,905
  % of sales                                          17.8%          17.7%          17.6%          17.5%          17.3%
Income taxes receivable                          $     636      $     679      $     724      $     773      $     822
  % of sales                                           0.3%           0.3%           0.3%           0.3%           0.3%
Other receivables                                $     823      $     879      $     937      $   1,000      $   1,064
  % of sales                                           0.4%           0.4%           0.4%           0.4%           0.4%
Prepaid expenses and other current assets        $   2,845      $   3,037      $   3,238      $   3,455      $   3,677
  % of sales                                           1.4%           1.4%           1.3%           1.3%           1.3%
                                                 ---------      ---------      ---------      ---------      ---------
TOTAL CURRENT ASSETS, EXCLUDING CASH             $  69,400      $  74,100      $  79,000      $  84,300      $  89,700
  % of sales                                          33.4%          33.2%          32.9%          32.7%          32.5%
Trade accounts payable                           $  11,050      $  11,753      $  12,506      $  13,210      $  14,013
  % of sales                                           5.3%           5.3%           5.2%           5.1%           5.1%
Accrued liabilities                              $  10,950      $  11,647      $  12,394      $  13,090      $  13,887
  % of sales                                           5.3%           5.2%           5.2%           5.1%           5.0%
Current portion of lease obligation              $       0      $       0      $       0      $       0      $       0
  % of sales                                           0.0%           0.0%           0.0%           0.0%           0.0%
                                                 ---------      ---------      ---------      ---------      ---------
TOTAL CURRENT LIABILITIES EXCLUDING S-T DEBT     $  22,000      $  23,400      $  24,900      $  26,300      $  27,900
  % of sales                                          10.6%          10.5%          10.4%          10.2%          10.1%

Net non-cash working capital                     $  47,400      $  50,700      $  54,100      $  58,000      $  61,800
  % of sales                                          22.8%          22.7%          22.6%          22.5%          22.4%

Change in non-cash working capital               $   3,200      $   3,300      $   3,400      $   3,900      $   3,800

                                                             J.C. BRADFORD & CO.


              AUSTIN--LEVERAGED BUYOUT ANALYSIS -- MAXIMIZED PRICE
                                RETURNS ANALYSIS
--------------------------------------------------------------------------------
                                  ($'s in 000s)


                                                         PROJECTED RETURNS ON MANAGEMENT EQUITY
                                                                   YEAR ENDING AUG.
                                      -----------------------------------------------------------------------
                                        1999            2000            2001           2002           2003
                                      ---------       ---------       ---------      ---------      ---------
TOTAL CAPITALIZATION AS A

        MULTIPLE OF EBITDA
                    5.0 X             $ 146,590       $ 160,840       $ 176,830      $ 192,540      $ 212,550
                    5.5 X               161,249         176,924         194,513        211,794        233,805
                    6.0 X               175,908         193,008         212,196        231,048        255,060
                    6.5 X               190,567         209,092         229,879        250,302        276,315

LESS:   TOTAL DEBT (NET OF CASH)(1)     137,077         131,452         123,802        114,507        102,351

VALUE OF EQUITY
                    5.0 X             $   9,513       $  29,388       $  53,028      $  78,033      $ 110,199
                    5.5 X                24,172          45,472          70,711         97,287        131,454
                    6.0 X                38,831          61,556          88,394        116,541        152,709
                    6.5 X                53,490          77,640         106,077        135,795        173,964

RETURNS ANALYSIS
             33,204

OWNERSHIP PERCENTAGE                       85.2%           85.2%           85.2%          85.2%          85.2%

IRR ASSUMING EBITDA
           MULTIPLES OF :
                    5.0 X                    NM           (13.2%)          10.8%          18.9%          23.1%
                    5.5 X                 (38.0%)           8.0%           22.0%          25.7%          27.5%
    7.3 X           6.0 X                  (0.4%)          25.7%           31.4%          31.5%          31.4%
                    6.5 X                  37.2%           41.1%           39.6%          36.6%          34.9%

(1) Includes the repayment of preferred stock.

                                                             J.C. BRADFORD & CO.


               AUSTIN--LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                                RETURNS ANALYSIS
--------------------------------------------------------------------------------
                                  ($0s in 000s)

                     PROJECTED RETURNS ON PREFERRED EQUITY

                                                                   YEAR ENDING AUG.
                                          ----------------------------------------------------------------
                                            1999          2000          2001          2002          2003
                                          --------      --------      --------      --------      --------
TOTAL CAPITALIZATION AS A

             MULTIPLE OF EBITDA
                    5.0 X                 $146,590      $160,840      $176,830      $192,540      $212,550
                    5.5 X                  161,249       176,924       194,513       211,794       233,805
                    6.0 X                  175,908       193,008       212,196       231,048       255,060
                    6.5 X                  190,567       209,092       229,879       250,302       276,315
LESS:        TOTAL DEBT (NET OF CASH)(1)   137,077       131,452       123,802       114,507       102,351

VALUE OF EQUITY

                   5.0 X                  $  9,513      $ 29,388      $ 53,028      $ 78,033      $110,199
                   5.5 X                    24,172        45,472        70,711        97,287       131,454
                   6.0 X                    38,831        61,556        88,394       116,541       152,709
                   6.5 X                    53,490        77,640       106,077       135,795       173,964

RETURNS ANALYSIS                                                 Balance at Year End:(2)
                                          ----------------------------------------------------------------
               20,000                       22,400        25,088        28,099        31,470        35,247

OWNERSHIP PERCENTAGE                          14.8%         14.8%         14.8%         14.8%         14.8%


IRR ASSUMING EBITDA
           MULTIPLES OF:
                    5.0 x                     19.1%         21.3%         21.6%         21.1%         20.9%
                    5.5 x                     29.9%         26.2%         24.5%         23.1%         22.3%
                    6.0 x                     40.8%         30.8%         27.2%         24.9%         23.7%
                                                                                                ----------
                    6.5 x                     51.6%         35.3%         29.9%         26.7%         25.0%
                                                                                                ----------

           (1) Includes the repayment of preferred stock.

           (2) Includes PIK Dividends

                                                             J.C. BRADFORD & CO.



                AUSTIN LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                               TRANSACTION SUMMARY
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                                                               % OF
USES OF FUNDS:                                             AMOUNT             CAPITAL
---------------                                          ----------           -------
Offer for equity (to cash out owner)                     $  108,785            63.1%
Debt to be refinanced                                        54,698            31.7%
Cash                                                          3,000             1.7%
Transaction fees & expenses                                   6,000             3.5%
                                                         ----------           -----
 Total Uses of Funds                                     $  172,483           100.0%
                                                         ==========           =====

                                             INTEREST                          % OF
SOURCES OF FUNDS:                              RATE         AMOUNT            CAPITAL
-------------------                          --------       ------            -------
Revolver                                       8.80%     $        0             0.0%
Senior sub-debt                               10.00%        100,000            58.0%
Senior term loan                               8.80%         25,000            14.5%
Preferred Stock                               12.00%         20,000            11.6%
-------------------------------------------------------------------------------------
Management equity - Common Stock                             27,483            15.9%
                                                         ----------           -----
 Total Sources of Funds                                  $  172,483           100.0%
                                                         ==========           =====



                              PROPOSED OFFER PRICE
                            ------------------------
                                     $20.50


                           FIVE YEAR IRR @ 6.5X EBITDA

                                                              Ownership %       Return
                                                              -----------       ------
Preferred Stock                                                  15%             25.0%

 Management equity, - Common Stock                               85%             40.1%




                         TRANSACTION SUMMARY STATISTICS

Transaction value


Fiscal Year End Aug:                                                      1998
                                                                      ----------
Transaction value/EBIT                                                     9.64x
Transaction value/EBITDA                                                   6.64x
Transaction value/Sales                                                     .89x


GOODWILL CALCULATION

Purchase price of equity                                              $  108,785
Plus: Transaction fees                                                         0
Less: Book value acquired                                                 59,355
Less: Assumed asset write-up
Less: Deferred income taxes                                                    0
                                                                      ----------

Book goodwill                                                         $   49,430 (a)
                                                                      ==========

(a) Based on 5,306,572 shares outstanding as of 1/6/98.

(b) Transaction fees are amortized separately and therefore are excluded from book goodwill.

                                                             J.C. Bradford & Co.



                AUSTIN--LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
            ASSUMPTIONS SUMMARY, KEY RATIOS AND AMORTIZATION SCHEDULE
--------------------------------------------------------------------------------
                                  ($s in 000s)


Transaction Assumptions
   $ 172,483 Transaction value

                                                                                 PROJECTED FISCAL YEAR ENDED AUG.
                                    PROFORMA       ----------------------------------------------------------------------------
                                     1998   (1)      1999            2000           2001          2002              2003
                                   ---------       ---------       --------       ---------    -----------        ----------
Key Ratios:

EBIT / interest expense                      1.5 x      1.8 x          2.2 x         2.7 x          3.5 x          4.7 x
(EBIT - cap ex) / interest expense           1.5 x      1.4 x          1.8 x         2.3 x          3.0 x          4.2 x
EBITDA / interest expense                    2.2 x      2.5 x          3.0 x         3.6 x          4.5 x          6.0 x
(EBITDA - cap ex) / interest expense         2.2 x      2.2 x          2.6 x         3.2 x          4.0 x          5.4 x
(EBITDA - change in working cap-cap ex) /
     interest expense                                   1.9 x          2.3 x         2.9 x          3.6 x          4.9 x

Senior debt / EBITDA                         3.8 x      3.3 x          2.7 x         2.2 x          1.7 x          1.2 x
Total debt / EBITDA                          4.8 x      4.1 x          3.5 x         2.9 x          2.3 x          1.8 x


Capitalization:
  Senior debt                      $ 100,000  58%  $  90,677  54%  $  82,364  49%  $ 71,704  43%  $  59,036  35%   $  43,104  26%
  Other debt                          25,000  14%     25,000  15%     25,000  15%    25,000  15%     25,000  15%      25,000  15%
                                   ---------       ---------       ---------       --------       ---------        ---------
  Total debt                         125,000  72%    115,677  69%    107,364  64%    96,704  58%     84,036  50%      68,104  41%
  Equity                              47,483  28%     52,730  31%     60,217  36%    70,185  42%     82,712  50%      98,443  59%
                                   ---------       ---------       ---------       --------       ---------        ---------
  Total capitalization             $ 172,483 100%  $ 168,407 100%  $ 167,582 100%  $166,888 100%  $ 166,748 100 %  $ 166,547 100%


Amortization:

Senior sub-debt retired annually                      14,286          14,286         14,286          14,286           14,286
Senior term loan retired annually                        -               -              -               -                -
Sub-debt retired annually                                -               -              -               -                -
Other notes retired annually                             -               -              -               -                -
Goodwill amortization over 15 years                $   4,186       $   4,186       $  4,186       $   4,186        $   4,186
Fee amortization over 10 years                     $     600       $     600       $    600       $     600        $     600


(1) Adjusted to show historical operating results with proforma interest expense and proforma capitalization.

                                                             J.C. Bradford & Co.


              AUSTIN -- LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                           PROJECTED INCOME STATEMENTS
--------------------------------------------------------------------------------
                                  ($s in 000s)



                            HISTORICAL       ESTIMATED                            PROJECTED FISCAL YEAR ENDED AUG.
                           ------------     -----------     --------------------------------------------------------------------
                               1997            1998           1999             2000        2001           2002            2003
                           ------------     -----------     --------        ----------    --------      ----------    ----------
REVENUES                     $175,835        $193,391       $207,846         $223,500     $239,900       $257,562      $ 276,160
   % growth                                      10.0%           7.5%             7.5%         7.3%           7.4%           7.2%


Cost of sales                $125,732        $138,952       $149,319         $160,546     $172,085       $184,850      $ 197,826
   % of revenue                  71.5%           71.9%          71.8%            71.8%        71.7%          71.8%          71.6%
                             --------        --------       --------         --------     --------       --------      ---------

Gross profit                 $ 50,103        $ 54,439       $ 58,527         $ 62,954     $ 67,815       $ 72,712      $  78,334
   gross margin                  28.5%           28.1%          28.2%            28.2%        28.3%          28.2%          28.4%


General and administrative   $  8,855        $ 10,513       $10,477          $ 11,003     $ 11,549       $ 12,116      $  12,661
   % of revenue                   5.0%           5.4%           5.0%              4.9%         4.8%           4.7%           4.6%

Sales and marketing            18,119         17,951         18,732            19,783       20,900         22,088         23,163
   % of revenue                  10.3%           9.3%           9.0%              8.9%         8.7%           8.6%           8.4%

Restructuring and unusual
   charges                      1,816              -              -                 -            -              -              -
   % of revenue                   1.0%

Other operating expenses            -              -              -                 -            -              -              -
   % of revenue
                             --------        --------       --------         --------     --------       --------      ---------

Total operating expenses     $ 28,790        $ 28,464       $ 29,209         $ 30,786     $ 32,449       $ 34,204      $  35,824
   % of revenue                  16.4%           14.7%          14.1%            13.8%        13.5%          13.3%          13.0%


EBITDA                       $ 21,313        $ 25,975       $ 29,318         $ 32,168     $ 35,366       $ 38,508      $  42,510
   % of revenue                  12.1%           13.4%          14.1%            14.4%        14.7%          15.0%          15.4%

Depreciation                 $  4,270        $  3,960       $  3,934         $  3,935     $  3,936       $  3,937      $   3,938
Goodwill amortization           3,885           4,121          4,186            4,186        4,186          4,186          4,186
Transaction fee amortization        -               -            600              600          600            600            600
                             --------        --------       --------         --------     --------       --------      ---------
 Total depreciation &
  amortization               $  8,155        $  8,081       $  8,720         $  8,721     $  8,722       $  8,723      $   8,724
    % of revenue                  4.6%            4.2%           4.2%             3.9%         3.6%           3.4%           3.2%
                             --------        --------       --------         --------     --------       --------      ---------

EBIT                         $ 13,158        $ 17,894       $ 20,598         $ 23,447     $ 26,644       $ 29,785      $  33,786
    % of revenue                  7.5%            9.3%           9.9%            10.5%        11.1%          11.6%          12.2%

Capital expenditures                                        $  3,834         $  3,935     $  3,936       $  3,937      $   3,938
    % of revenue                                                 1.8%             1.8%         1.6%           1.5%           1.4%


                                                             J.C. Bradford & Co.


              AUSTIN -- LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                           PROJECTED INCOME STATEMENTS
--------------------------------------------------------------------------------
                                  ($s in 000s)


                                    HISTORICAL  ESTIMATED                PROJECTED FISCAL YEAR ENDED AUG.
                                   -----------------------  -----------------------------------------------------------
                                      1997        1998        1999        2000        2001        2002        2003
                                   -----------  ----------  ---------   ---------   --------    --------    ---------

EBIT                                 $13,158     $17,894     $20,598     $23,447     $26,644     $29,785     $33,786

Interest expense:
     Revolver                           --          --           218         700       1,122       1,353       1,351
     Senior sub-debt                    --          --         9,286       7,857       6,429       5,000       3,571
     Sub-debt                           --          --          --          --          --          --          --
     Cap. lease oblg.                   --          --          --          --          --          --          --
                                     -------     -------     -------     -------     -------     -------     -------
Total interest expense                 3,002       4,200      11,704      10,757       9,750       8,553       7,123

Home office expense                     --          --          --          --          --          --          --
Discontinued operations expenses       4,820        --          --          --          --          --          --
Extraordinary loss from debt
 extinguishment                          241        --          --          --          --          --          --
                                     -------     -------     -------     -------     -------     -------     -------

Other expenses (income)                8,063         --


Minority interest                       --          --          --          --          --          --          --

Pre-tax income                         5,095      13,694       8,894      12,690      16,894      21,232      26,663
Provision (benefit) for income taxes   4,091       5,615       3,647       5,203       6,926       8,705      10,932
                                     -------     -------     -------     -------     -------     -------     -------
Net income                           $ 1,004     $ 8,079     $ 5,247     $ 7,487     $ 9,967     $12,527     $15,731
                                     =======     =======     =======     =======     =======     =======     =======

Preferred dividends                     --          --         2,400       2,688       3,011       3,372       3,776
                                     -------     -------     -------     -------     -------     -------     -------
Net income to common                 $ 1,004     $ 8,079     $ 2,847     $ 4,799     $ 6,957     $ 9,155     $11,955
                                     -------     -------     -------     -------     -------     -------     -------

                                                             J.C. Bradford & Co.


              AUSTIN -- LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                            PROJECTED BALANCE SHEETS
--------------------------------------------------------------------------------
                                  ($s in 000s)


                                                                                                PROJECTED FISCAL YEAR ENDED AUG.
                                       ESTIMATED                                    PROFORMA  ------------------------------------
                                       AUG. 1998             ADJUSTMENTS            AUG. 1998        1999             2000
                                       ------------    -------------------------   ------------     ---------      ----------
ASSETS
Cash and equivalents                     $   1,000     $       0      $   3,000      $   4,000      $   1,000      $   1,000
Short-term investments                        --            --             --             --             --             --
Accounts receivable                         26,336        26,336         28,032         29,931         31,910         34,051
Inventories                                 34,821        34,821         37,064         39,574         42,191         45,021
Income taxes receivable                        598          --             --              598            636            679
Other receivables                              773          --             --              773            823            879
Prepaid expenses and other
    current assets                           2,672          --             --            2,672          2,845          3,037
                                         ---------     ---------      ---------      ---------      ---------      ---------
Total current assets                        66,200         3,000         69,200         70,400         75,100         80,000
Land                                           478          --              478            478            478            478
Gross plant and equip.                      37,971        37,971         41,805         45,740         49,676         53,613
Accumulated depreciation                   (16,849)         --             --          (16,849)       (20,783)       (24,718)
                                         ---------     ---------      ---------      ---------      ---------      ---------

Net P,P&E                                   21,600        21,600         21,500         21,500         21,500         21,500
Goodwill, net of accumulated
    amortization                            34,888        49,430         84,318         80,132         75,946         71,760
Transaction fee & expenses                    --           6,000          6,000          5,400          4,800          4,200
Other intangible assets                      8,165          --            8,165          8,775          9,436         10,129
Deferred income taxes and
    other assets                             4,200          --             --            4,200          4,200          4,200
                                         ---------     ---------      ---------      ---------      ---------      ---------
Total assets                             $ 135,053     $       0      $  58,430      $ 193,483      $ 190,407      $ 190,982
                                         =========     =========      =========      =========      =========      =========


LIABILITIES & EQUITY
Current maturities & short-term debt     $       0     $       0      $       0      $       0      $       0      $       0
Trade accounts payable                      10,442          --             --           10,442         11,050         11,753
Accrued liabilities                         10,347        10,347         10,950         11,647         12,394         13,090
Current portion of lease obligation            211           211           --             --             --             --
                                         ---------     ---------      ---------      ---------      ---------      ---------
Total current liabilities                   21,000          --             --           21,000         22,000         23,400
Long term debt
   Revolver                                  2,098        (2,098)          --             --            4,963         10,936
   Senior sub-debt                          39,600       (39,600)       100,000        100,000         85,714         71,429
   Senior term loan                         13,000       (13,000)        25,000         25,000         25,000         25,000
   Sub-debt                                   --            --             --             --             --             --
   Other notes                                --            --             --             --             --             --
   Cap. lease oblg.                           --            --             --             --             --             --
                                         ---------     ---------      ---------      ---------      ---------      ---------

   Total debt                               54,698       (54,698)       125,000        125,000        115,677        107,364
   Less current portion                       --            --             --             --             --             --
                                         ---------     ---------      ---------      ---------      ---------      ---------

   Total long-term debt                     54,698       (54,698)       125,000        125,000        115,677        107,364
Total liabilities                           75,698       (54,698)       125,000        146,000        137,677        130,764

Preferred stock                               --            --           20,000         20,000         22,400         25,088
Common stock                                22,858       (22,858)        27,483         27,483         27,483         27,483
Unrealized gain (loss) on
   marketable securities                    21,949       (21,949)          --             --             --             --
Retained earnings                           14,548       (14,548)          --            2,847          7,647         14,603
                                         ---------     ---------      ---------      ---------      ---------      ---------
Total stockholders' equity                  59,355       (59,355)        47,483         47,483         52,730         60,217
                                         ---------     ---------      ---------      ---------      ---------      ---------
Total liabilities & equity               $ 135,053     ($114,053)     $ 172,483      $ 193,483      $ 190,407      $ 190,982
                                         =========     =========      =========      =========      =========      =========


                                            PROJECTED FISCAL YEAR ENDED AUG.
                                      ------------------------------------------
                                            2001           2002            2003
                                         ---------      ----------    -----------
ASSETS
Cash and equivalents                    $   1,000      $   1,000      $   1,000
Short-term investments                       --             --             --
Accounts receivable                        36,232
Inventories                                47,905
Income taxes receivable                       724            773            822
Other receivables                             937          1,000          1,064
Prepaid expenses and other
    current assets                          3,238          3,455          3,677
                                        ---------      ---------      ---------
Total current assets                       80,000         85,300         90,700
Land                                          478            478            478
Gross plant and equip.                     57,551
Accumulated depreciation                  (28,654)       (32,591)       (36,529)
                                        ---------      ---------      ---------

Net P,P&E                                  21,500         21,500         21,500
Goodwill, net of accumulated
    amortization                           71,760         67,574         63,388
Transaction fee & expenses                  4,200          3,600          3,000
Other intangible assets                    10,129         10,874         11,660
Deferred income taxes and
    other assets                            4,200          4,200          4,200
                                        ---------      ---------      ---------
Total assets                            $ 191,788      $ 193,048      $ 194,447
                                        =========      =========      =========


LIABILITIES & EQUITY
Current maturities & short-term debt    $       0      $       0      $       0
Trade accounts payable                     12,506         13,210         14,013
Accrued liabilities                        13,887
Current portion of lease obligation          --
                                        ---------      ---------      ---------
Total current liabilities                  24,900         26,300         27,900
Long term debt
   Revolver                                14,561         16,179         14,533
   Senior sub-debt                         57,143         42,857         28,571
   Senior term loan                        25,000         25,000         25,000
   Sub-debt                                  --             --             --
   Other notes                               --             --             --
   Cap. lease oblg.                          --             --             --
                                        ---------      ---------      ---------

   Total debt                              96,704         84,036         68,104
   Less current portion                      --             --
                                        ---------      ---------      ---------

   Total long-term debt                    96,704         84,036         68,104
Total liabilities                         121,604        110,336         96,004

Preferred stock                            28,099         31,470         35,247
Common stock                               27,483         27,483         27,483
Unrealized gain (loss) on
   marketable securities                     --             --             --
Retained earnings                          14,603         23,759         35,714
                                        ---------      ---------      ---------
Total stockholders' equity                 70,185         82,712         98,443
                                        ---------      ---------      ---------
Total liabilities & equity              $ 191,788      $ 193,048      $ 194,447
                                        =========      =========      =========


                                                             J.C. Bradford & Co.

                                                             J.C. BRADFORD & CO.



               AUSTIN--LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                                    CASH FLOW
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                                                                PROJECTED FISCAL YEAR ENDED AUG.
                                                            ------------------------------------------------------------------------
                                                                 1999          2000           2001         2002          2003
                                                                 ----          ----           ----         ----          ----
Net Income                                                     $  5,247      $  7,487      $  9,967      $ 12,527      $ 15,731


     Add: Depreciation & amortization                             3,934         3,935         3,936         3,937         3,938
     Add: Goodwill amortization                                   4,186         4,186         4,186         4,186         4,186
     Add: Fee amortization                                          600           600           600           600           600
     Add: Minority interest                                        --            --            --            --            --
     Add: PIK Dividend                                            2,400         2,688         3,011         3,372         3,776
     Add: Dividend                                               (2,400)       (2,688)       (3,011)       (3,372)       (3,776)
                                                               --------      --------      --------      --------      --------
Total Sources                                                  $ 13,967      $ 16,208      $ 18,689      $ 21,250      $ 24,455

     Less: Changes in other long-term assets & liabilities         (610)         (661)         (692)         (746)         (785)
     Less: Change in working capital                             (3,200)       (3,300)       (3,400)       (3,900)       (3,800)
     Less: Capital expenditures (Net of dispos.)                 (3,834)       (3,935)       (3,936)       (3,937)       (3,938)
                                                               --------      --------      --------      --------      --------
Total Uses                                                     ($ 7,644)     ($ 7,896)     ($ 8,028)     ($ 8,583)     ($ 8,523)
                                                               --------      --------      --------      --------      --------


TOTAL FREE CASH FLOW BEFORE FINANCING                          $  6,323      $  8,312      $ 10,661      $ 12,667      $ 15,932



REPAYMENT/BORROWING OF DEBT

Revolver                                                          4,963         5,973         3,625         1,618        (1,646)
Senior sub-debt                                                 (14,286)      (14,286)      (14,286)      (14,286)      (14,286)
Senior term loan                                                   --            --            --            --            --
Sub-debt                                                           --            --            --            --            --
Other notes                                                        --            --            --            --            --
Cap. lease oblg.                                                   --            --            --            --            --
                                                               --------      --------      --------      --------      --------
Total Debt (Repayments)/ Borrowing                             ($ 9,323)     ($ 8,312)     ($10,661)     ($12,667)     ($15,932)


CHANGE IN CASH BALANCE                                         ($ 3,000)     $      0      $      0      $      0      $      0

                                                             J.C. BRADFORD & CO.
              AUSTIN -- LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                           Working Capital Assumptions
--------------------------------------------------------------------------------
                                  ($'s in 000s)

                                               ESTIMATED                  PROFORMA          PROJECTED FISCAL YEAR ENDED AUG.
                                           -----------------                AUG.    -----------------------------------------------
                                             1997      1998   ADJUSTMENTS   1998      1999      2000      2001      2002      2003
                                           -------   -------   ---- ----  -------   -------   -------   -------   -------   -------
Accounts receivable                        $24,282   $26,336    --   --   $26,336   $28,032   $29,931   $31,910   $34,051   $36,232
   % of sales                                 13.8%     13.6%   --   --      13.6%     13.5%     13.4%     13.3%     13.2%     13.1%
Inventories                                $32,105   $34,821    --   --    34,821   $37,064   $39,574   $42,191   $45,021   $47,905
   % of sales                                 18.3%     18.0%   --   --      18.0%     17.8%     17.7%     17.6%     17.5%     17.3%
Income taxes receivable                    $   551   $   598    --   --   $   598   $   636   $   679   $   724   $   773   $   822
   % of sales                                  0.3%      0.3%   --   --       0.3%      0.3%      0.3%      0.3%      0.3%      0.3%
Other receivables                          $   713   $   773    --   --   $   773   $   823   $   879   $   937   $ 1,000   $ 1,064
   % of sales                                  0.4%      0.4%   --   --       0.4%      0.4%      0.4%      0.4%      0.4%      0.4%
Prepaid expenses and other current assets  $ 2,464   $ 2,672    --   --   $ 2,672   $ 2,845   $ 3,037   $ 3,238   $ 3,455   $ 3,677
   % of sales                                  1.4%      1.4%   --   --       1.4%      1.4%      1.4%      1.3%      1.3%      1.3%
                                           -------   -------   ---- ----  -------   -------   -------   -------   -------   -------
TOTAL CURRENT ASSETS, EXCLUDING CASH                 $65,200    --   --   $65,200   $69,400   $74,100   $79,000   $84,300   $89,700
   % of sales                                  0.0%     33.7%   --   --      33.7%     33.4%     33.2%     32.9%     32.7%     32.5%
Trade accounts payable                     $11,299   $10,442    --   --   $10,442   $11,050   $11,753   $12,506   $13,210   $14,013
   % of sales                                  6.4%      5.4%   --   --       5.4%      5.3%      5.3%      5.2%      5.1%      5.1%
Accrued liabilities                        $11,197   $10,347    --   --   $10,347   $10,950   $11,647   $12,394   $13,090   $13,887
   % of sales                                  6.4%      5.4%   --   --       5.4%      5.3%      5.2%      5.2%      5.1%      5.0%
Current portion of lease obligation        $   481   $   211    --   --   $   211   $     0   $     0   $     0   $     0   $     0
   % of sales                                  0.3%      0.1%   --   --       0.1%      0.0%      0.0%      0.0%      0.0%      0.0%
                                           -------   -------   ---- ----  -------   -------   -------   -------   -------   -------
TOTAL CURRENT LIABILITIES
  EXCLUDING S-T DEBT                                 $21,000    --   --   $21,000   $22,000   $23,400   $24,900   $26,300   $27,900
   % of sales                                  0.0%     10.9%                10.9%     10.6%     10.5%     10.4%     10.2%     10.1%
Net non-cash working capital                         $44,200              $44,200   $47,400   $50,700   $54,100   $58,000   $61,800
   % of sales                                  0.0%     22.9%                22.9%     22.8%     22.7%     22.6%     22.5%     22.4%
Change in non-cash working capital                                                  $ 3,200   $ 3,300   $ 3,400   $ 3,900   $ 3,800

                                                             J.C. BRADFORD & CO.
               AUSTIN--LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                                RETURNS ANALYSIS
--------------------------------------------------------------------------------
                                  ($0s in 000s)

                                                        PROJECTED RETURNS ON MANAGEMENT EQUITY
                                                        --------------------------------------
                                                                    YEAR ENDING AUG.
                                         ----------------------------------------------------------------------
                                             1999          2000           2001          2002            2003
                                             ----          ----           ----          ----            ----
TOTAL CAPITALIZATION AS A
        MULTIPLE OF EBITDA
                    5.0 x                $   146,590   $   160,840    $   176,830    $  192,540     $   212,550
                    5.5 x                    161,249       176,924        194,513       211,794         233,805
                    6.0 x                    175,908       193,008        212,196       231,048         255,060
                    6.5 x                    190,567       209,092        229,879       250,302         276,315
LESS:  TOTAL DEBT (NET OF CASH)(1)           137,077       131,452        123,802       114,507         102,351

VALUE OF EQUITY
                    5.0 x                $     9,513   $    29,388    $    53,028    $    78,033    $   110,199
                    5.5 x                     24,172        45,472         70,711         97,287        131,454
                    6.0 x                     38,831        61,556         88,394        116,541        152,709
                    6.5 x                     53,490        77,640        106,077        135,795        173,964

RETURNS ANALYSIS
                 27,483
OWNERSHIP PERCENTAGE                            85.2%         85.2%          85.2%          85.2%          85.2%

IRR ASSUMING EBITDA
        MULTIPLES OF :
                    5.0 x                         NM          (4.6%)         18.0%          24.7%          27.9%
                    5.5 x                      (25.1%)        18.7%          29.9%          31.8%          32.4%
    7.0 x           6.0 x                       20.4%         38.1%          39.9%          37.9%          36.5%
                    6.5 x                       65.8%         55.1%          48.7%          43.2%          40.1%

(1)      Includes the repayment of preferred stock.

                                                             J.C. BRADFORD & CO.
               AUSTIN--LEVERAGED BUYOUT ANALYSIS--MAXIMIZED PRICE
                                RETURNS ANALYSIS
--------------------------------------------------------------------------------
                                  ($0s in 000s)

                                                        PROJECTED RETURNS ON PREFERRED EQUITY
                                                        --------------------------------------
                                                                    YEAR ENDING AUG.
                                         ----------------------------------------------------------------------
                                             1999          2000           2001          2002            2003
                                             ----          ----           ----          ----            ----
TOTAL CAPITALIZATION AS A
        MULTIPLE OF EBITDA
                    5.0 x                $   146,590   $   160,840    $   176,830    $   192,540    $   212,550
                    5.5 x                    161,249       176,924        194,513        211,794        233,805
                    6.0 x                    175,908       193,008        212,196        231,048        255,060
                    6.5 x                    190,567       209,092        229,879        250,302        276,315
LESS: TOTAL DEBT (NET OF CASH)(1)            137,077       131,452        123,802        114,507        102,351

VALUE OF EQUITY
                    5.0 x                $     9,513   $    29,388    $    53,028    $    78,033    $   110,199
                    5.5 x                     24,172        45,472         70,711         97,287        131,454
                    6.0 x                     38,831        61,556         88,394        116,541        152,709
                    6.5 x                     53,490        77,640        106,077        135,795        173,964

RETURNS ANALYSIS                                                    Balance at Year End:(2)
                                         ----------------------------------------------------------------------
                 20,000                       22,400        25,088         28,099         31,470         35,247
OWNERSHIP PERCENTAGE                            14.8%         14.8%          14.8%          14.8%          14.8%
IRR ASSUMING EBITDA
        MULTIPLES OF:
                    5.0 x                       19.0%         21.3%          21.6%          21.1%          20.9%
                    5.5 x                       29.9%         26.1%          24.5%          23.1%          22.3%
                    6.0 x                       40.7%         30.8%          27.2%          24.9%          23.7%
                    6.5 x                       51.6%         35.2%          29.9%          26.7%          25.0%

(1)Includes the repayment of preferred stock.

(2)Includes PIK Dividends

                                                             J.C. BRADFORD & Co.
                        AUSTIN--LEVERAGED BUYOUT ANALYSIS
                               TRANSACTION SUMMARY
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                                                                          PROPOSED OFFER PRICE
                                                                        % OF            ------------------------
USES OF FUNDS:                                           AMOUNT        CAPITAL                    $19.50
--------------------                                   ----------     ---------
Offer for equity (to cash out owner)                   $  103,063       61.8%
Debt to be refinanced                                      54,698       32.8%
Cash                                                        3,000        1.8%
Transaction fees & expenses                                 6,000        3.6%
                                                       ----------     ------
  Total Uses of Funds                                  $  166,761      100.0%
                                                       ==========     ======

                                     INTEREST                           % OF                FIVE YEAR IRR @ 6.5x EBITDA
SOURCES OF FUNDS:                      RATE               AMOUNT       CAPITAL                                  OWNERSHIP % RETURN
--------------------                   ----            ----------     ---------                                 ----------- ------
Revolver                               8.80%           $        0          0%    Preferred Stock                     15%     25.0%
Senior sub-debt                       10.00%              100,000       60.0%    Management equity - Common Stock    85%     46.8%
Senior term loan                       8.80%               25,000       15.0%
Preferred Stock                       12.00%               20,000       12.0%
Management equity - Common Stock                           21,761       13.0%
                                                       ----------     ------
  Total Sources of Funds                               $  166,761      100.0%
                                                       ==========     ======

     TRANSACTION SUMMARY STATISTICS                            GOODWILL CALCULATION
--------------------------------------------                   ------------------------------------
                                                               Purchase price of equity                    $  103,063
Transaction value                                              Plus: Transaction fees                               0
                                                               Less: Book value acquired                       59,355
Fiscal Year End Aug.:            1998                          Less: Assumed asset write-up
---------------------            ----                          Less: Deferred income taxes                          0
Transaction value/EBIT                9.32x                                                                ----------
Transaction value/EBITDA              6.42x                    Book goodwill                               $   43,708(a)
Transaction value/Sales                .86x                                                                ==========

------------------------------

(a)      Based on 5,285,306 shares outstanding as of 1/6/98.

(b) Transaction fees are amortized separately and therefore are excluded from book goodwill.

                                                             J.C. Bradford & Co.

                      AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                ASSUMPTIONS SUMMARY, KEY RATIOS AND AMORTIZATION
                                    SCHEDULE
--------------------------------------------------------------------------------
                                  ($s in 000s)

Transaction Assumptions
   $ 166,761 Transaction value

                                        PROFORMA                   PROJECTED FISCAL YEAR ENDED AUG.
                                          1998      (1)       1999                2000                2001
                                        ---------          ---------           ---------           ---------
Key Ratios:

EBIT / interest expense                     1.5x                 1.8x                2.2x                2.7x
(EBIT - cap ex)/interest expense            1.5x                 1.4x                1.8x                2.3x
EBITDA / interest expense                   2.2x                 2.5x                3.0x                3.6x
(EBITDA - cap ex) / interest expense        2.2x                 2.2x                2.6x                3.2x
(EBITDA - change in working
  cap-cap ex)/interest expense                                   1.9x                2.3x                2.9x

Senior debt/ EBITDA                         3.8x                 3.3x                2.7x                2.2x
Total debt/ EBITDA                          4.8x                 4.1x                3.5x                2.9x

Capitalization:
   Senior debt                        $ 100,000     60%    $  90,677     56%   $  82,364     51%   $  71,704    44%
   Other debt                            25,000     15%       25,000     15%      25,000     15%      25,000    16%
                                      ---------    ---     ---------    ---    ---------    ---    ---------   ---
   Total debt                           125,000     75%      115,677     71%     107,364     66%      96,704    60%
   Equity                                41,761     25%       47,009     29%      54,496     34%      64,463    40%
                                      ---------    ---     ---------    ---    ---------    ---    ---------   ---
   Total capitalization               $ 166,761    100%    $ 162,686    100%   $ 161,861    100%   $ 161,167   100%

Amortization:

Senior sub-debt retired annually                              14,286              14,286              14,286
Senior term loan retired annually                                 --                  --                  --
Sub-debt retired annually                                         --                  --                  --
Other notes retired annually                                      --                  --                  --

Goodwill amortization over 15 years                        $   4,186           $   4,186           $   4,186
Fee amortization over 10 years                             $     600           $     600           $     600


                                                                 PROJECTED FISCAL YEAR ENDED AUG.
                                                                 --------------------------------
                                                                     2002                2003
                                                                  ---------           ---------
Key Ratios:

EBIT / interest expense                                                 3.5x                4.7x
(EBIT - cap ex)/interest expense                                        3.0x                4.2x
EBITDA / interest expense                                               4.5x                6.0x
(EBITDA - cap ex) / interest expense                                    4.0x                5.4x
(EBITDA - change in working cap-cap ex)/interest expense                3.6x                4.9x

Senior debt/ EBITDA                                                     1.7x                1.2x
Total debt/ EBITDA                                                      2.3x                1.8x

Capitalization:
   Senior debt                                                    $  59,036     37%   $  43,104      27%
   Other debt                                                        25,000     16%      25,000      16%
                                                                  ---------    ---    ---------     ---
   Total debt                                                        84,036     52%      68,104      42%
   Equity                                                            76,991     48%,     92,722      58%
                                                                  ---------    ---    ---------     ---
   Total capitalization                                           $ 161,027    100%   $ 160,826     100%

Amortization:

Senior sub-debt retired annually                                     14,286              14,286
Senior term loan retired annually                                        --                  --
Sub-debt retired annually                                                --                  --
Other notes retired annually                                             --                  --

Goodwill amortization over 15 years                               $   4,186           $   4,186
Fee amortization over 10 years                                    $     600           $     600

(1) Adjusted to show historical operating results with proforma interest expense and proforma capitalization.

                                                                                                                J.C. BRADFORD & CO.
                                               AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                                                    PROJECTED INCOME STATEMENTS
----------------------------------------------------------------------------------------------------------------------------------
                                                             ($s in 000s)

                                     HISTORICAL     ESTIMATED                      PROJECTED FISCAL YEAR ENDED AUG.
                                     ------------------------     ----------------------------------------------------------------
                                        1997          1998          1999          2000          2001          2002          2003
                                     ---------      ---------     --------      --------      --------      --------      --------
Revenues                              $175,835      $193,391      $207,846      $223,500      $239,900      $257,562      $276,160
  % growth                                              10.0%          7.5%          7.5%          7.3%          7.4%          7.2%

Cost of sales                         $125,732      $138,952      $149,319      $160,546      $172,085      $184,850      $197,826
  % of revenue                            71.5%         71.9%         71.8%         71.8%         71.7%         71.8%         71.6%
                                      --------      --------      --------      --------      --------      --------      --------

Gross profit                          $ 50,103      $ 54,439      $ 58,527      $ 62,954      $ 67,815      $ 72,712      $ 78,334
  gross margin                            28.5%         28.1%         28.2%         28.2%         28.3%         28.2%         28.4%

General and administrative            $  8,855      $ 10,513      $ 10,477      $ 11,003      $ 11,549      $ 12,116      $ 12,661
  % of revenue                             5.0%          5.4%          5.0%          4.9%          4.8%          4.7%          4.6%

Sales and marketing                     18,119        17,951        18,732        19,783        20,900        22,088        23,163
  % of revenue                            10.3%          9.3%          9.0%          8.9%          8.7%          8.6%          8.4%

Restructuring and unusual charges        1,816          --            --            --            --            --            --
  % of revenue                             1.0%

Other operating expenses                  --            --            --            --            --            --            --
  % of revenue
                                      --------      --------      --------      --------      --------      --------      --------

Total operating expenses              $ 28,790      $ 28,464      $ 29,209      $ 30,786      $ 32,449      $ 34,204      $ 35,824
  % of revenue                            16.4%         14.7%         14.1%         13.8%         13.5%         13.3%         13.0%

EBITDA                                $ 21,313      $ 25,975      $ 29,318      $ 32,168      $ 35,366      $ 38,508      $ 42,510
  % of revenue                            12.1%         13.4%         14.1%         14.4%         14.7%         15.0%         15.4%

Depreciation                          $  4,270      $  3,960      $  3,934      $  3,935      $  3,936      $  3,937      $  3,938
Goodwill amortization                    3,885         4,121         4,186         4,186         4,186         4,186         4,186
Transaction fee amortization              --            --             600           600           600           600           600
                                      --------      --------      --------      --------      --------      --------      --------
Total depreciation & amortization     $  8,155      $  8,081      $  8,720      $  8,721      $  8,722      $  8,723      $  8,724
  % of revenue                             4.6%          4.2%          4.2%          3.9%          3.6%          3.4%          3.2%
                                      --------      --------      --------      --------      --------      --------      --------
EBIT                                  $ 13,158      $ 17,894      $ 20,598      $ 23,447      $ 26,644      $ 29,785      $ 33,786
  % of revenue                             7.5%          9.3%          9.9%         10.5%         11.1%         11.6%         12.2%

Capital expenditures                                              $  3,834      $  3,935      $  3,936      $  3,937      $  3,938
  % of revenue                                                         1.8%          1.8%          1.6%          1.5%          1.4%

                                                                                                                J.C. BRADFORD & CO.
                                               AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                                                    PROJECTED INCOME STATEMENTS
----------------------------------------------------------------------------------------------------------------------------------
                                                             ($s in 000s)

                                           HISTORICAL   ESTIMATED                    PROJECTED FISCAL YEAR ENDED AUG.
                                          ------------------------   ------------------------------------------------------------
                                             1997          1998        1999         2000         2001         2002         2003
                                          ---------     ----------   --------     --------     --------     --------     --------
EBIT                                       $ 13,158     $ 17,894     $ 20,598     $ 23,447     $ 26,644     $ 29,785     $ 33,786

Interest expense:
   Revolver                                    --           --            218          700        1,122        1,353        1,351
   Senior sub-debt                             --           --          9,286        7,857        6,429        5,000        3,571
   Sub-debt                                    --           --           --           --           --           --           --
   Cap. lease oblg.                            --           --           --           --           --           --           --
                                           --------     --------     --------     --------     --------     --------     --------
Total interest expense                        3,002        4,200       11,704       10,757        9,750        8,553        7,123

Home office expense                            --           --           --           --           --           --           --
Discontinued operations expenses              4,820         --           --           --           --           --           --
Extraordinary loss from debt extinguishment     241         --           --           --           --           --           --
                                           --------     --------     --------     --------     --------     --------     --------
Other expenses (income)                       8,063         --

Minority interest                              --           --           --           --           --           --           --

Pre-tax income                                5,095       13,694        8,894       12,690       16,894       21,232       26,663
Provision (benefit) for income taxes          4,091        5,615        3,647        5,203        6,926        8,705       10,932
                                           --------     --------     --------     --------     --------     --------     --------
Net income                                 $  1,004     $  8,079     $  5,247     $  7,487     $  9,967     $ 12,527     $ 15,731
                                           ========     ========     ========     ========     ========     ========     ========
Preferred dividends                            --           --          2,400        2,688        3,011        3,372        3,776
                                           --------     --------     --------     --------     --------     --------     --------
Net income to common                       $  1,004     $  8,079     $  2,847     $  4,799     $  6,957     $  9,155     $ 11,955
                                           --------     --------     --------     --------     --------     --------     --------

                                                                     J.C. BRADFORD & CO.
                           AUSTIN--LEVERAGED BUYOUT ANALYSIS
                               PROJECTED BALANCE SHEETS
----------------------------------------------------------------------------------------
                                     ($s in 000s)

                                   ESTIMATED                                  PROFORMA
                                   AUG. 1998            ADJUSTMENTS           AUG. 1998
                                   ---------      -----------------------     ---------
ASSETS
Cash and equivalents               $   1,000      $       0      $  3,000     $   4,000
Short-term investments                  --             --            --            --
Accounts receivable                   26,336           --            --          26,336
Inventories                           34,821           --            --          34,821
Income taxes receivable                  598           --            --             598
Other receivables                        773           --            --             773
Prepaid expenses and other
   current assets                      2,672           --            --           2,672
                                   ---------      ---------      --------     ---------
Total current assets                  66,200           --           3,000        69,200

Land                                     478           --            --             478
Gross plant and equip.                37,971           --            --          37,971
Accumulated depreciation             (16,849)          --            --         (16,849)
                                   ---------      ---------      --------     ---------
Net P,P&E                             21,600           --            --          21,600

Goodwill, net of accumulated
   amortization                       34,888           --          43,708        78,596
Transaction fee & expenses              --             --           6,000         6,000
Other intangible assets                8,165           --            --           8,165
Deferred income taxes and
   other assets                        4,200           --            --           4,200
                                   ---------      ---------      --------     ---------
Total assets                       $ 135,053      $       0      $ 52,708     $ 187,761
                                   =========      =========      ========     =========
LIABILITIES & EQUITY
Current maturities &
   short-term debt                 $       0      $       0      $      0     $       0
Trade accounts payable                10,442           --            --          10,442
Accrued liabilities                   10,347           --            --          10,347
Current portion of lease
   obligation                            211           --            --             211
                                   ---------      ---------      --------     ---------
Total current liabilities             21,000           --            --          21,000
Long term debt
   Revolver                            2,098         (2,098)         --            --
   Senior sub-debt                    39,600        (39,600)      100,000       100,000
   Senior term loan                   13,000        (13,000)       25,000        25,000
   Sub-debt                             --             --            --            --
   Other notes                          --             --            --            --
   Cap. lease oblg.                     --             --            --            --
                                   ---------      ---------      --------     ---------
   Total debt                         54,698        (54,698)      125,000       125,000
   Less current portion                 --             --            --            --
                                   ---------      ---------      --------     ---------
   Total long-term debt               54,698        (54,698)      125,000       125,000
                                   ---------      ---------      --------     ---------
Total liabilities                     75,698        (54,698)      125,000       146,000
Preferred stock                         --             --          20,000        20,000
Common stock                          22,858        (22,858)       21,761        21,761
Unrealized gain (loss) on
   marketable securities              21,949        (21,949)         --            --
Retained earnings                     14,548        (14,548)         --            --
                                   ---------      ---------      --------     ---------
Total stockholders' equity            59,355        (59,355)       41,761        41,761
                                   ---------      ---------      --------     ---------
Total liabilities & equity           135,053      ($114,053)     $166,761     $ 187,761
                                   =========      =========      ========     =========

                                                                                      J.C. BRADFORD & CO.

                                     AUSTIN--LEVERAGED BUYOUT ANALYSIS
                                          PROJECTED BALANCE SHEETS
---------------------------------------------------------------------------------------------------------
                                                ($s in 000s)

                                                       PROJECTED FISCAL YEAR ENDED AUG.
                                   ---------------------------------------------------------------------
                                     1999           2000           2001           2002           2003
                                   ---------      ---------      ---------      ---------      ---------
ASSETS
Cash and equivalents               $   1,000      $   1,000      $   1,000      $   1,000      $   1,000
Short-term investments                  --             --             --             --             --
Accounts receivable                   28,032         29,931         31,910         34,051         36,232
Inventories                           37,064         39,574         42,191         45,021         47,905
Income taxes receivable                  636            679            724            773            822
Other receivables                        823            879            937          1,000          1,064
Prepaid expenses and other
   current assets                      2,845          3,037          3,238          3,455          3,677
                                   ---------      ---------      ---------      ---------      ---------
Total current assets                  70,400         75,100         80,000         85,300         90,700

Land                                     478            478            478            478            478
Gross plant and equip.                41,805         45,740         49,676         53,613         57,551
Accumulated depreciation             (20,783)       (24,718)       (28,654)       (32,591)       (36,529)
                                   ---------      ---------      ---------      ---------      ---------
Net P,P&E                             21,500         21,500         21,500         21,500         21,500

Goodwill, net of accumulated
   amortization                       74,410         70,224         66,038         61,852         57,666
Transaction fee & expenses             5,400          4,800          4,200          3,600          3,000
Other intangible assets                8,775          9,436         10,129         10,874         11,660
Deferred income taxes and
   other assets                        4,200          4,200          4,200          4,200          4,200
                                   ---------      ---------      ---------      ---------      ---------
Total assets                       $ 184,686      $ 185,261      $ 186,067      $ 187,327      $ 188,726
                                   =========      =========      =========      =========      =========
LIABILITIES & EQUITY
Current maturities &
   short-term debt                 $       0      $       0      $       0      $       0      $       0
Trade accounts payable                11,050         11,753         12,506         13,210         14,013
Accrued liabilities                   10,950         11,647         12,394         13,090         13,887
Current portion of lease
   obligation                           --             --             --             --             --
                                   ---------      ---------      ---------      ---------      ---------
Total current liabilities             22,000         23,400         24,900         26,300         27,900
Long term debt
   Revolver                            4,963         10,936         14,561         16,179         14,533
   Senior sub-debt                    85,714         71,429         57,143         42,857         28,571
   Senior term loan                   25,000         25,000         25,000         25,000         25,000
   Sub-debt                             --             --             --             --             --
   Other notes                          --             --             --             --             --
   Cap. lease oblg.                     --             --             --             --             --
                                   ---------      ---------      ---------      ---------      ---------
   Total debt                        115,677        107,364         96,704         84,036         68,104
   Less current portion                 --             --             --             --             --
                                   ---------      ---------      ---------      ---------      ---------
   Total long-term debt              115,677        107,364         96,704         84,036         68,104
                                   ---------      ---------      ---------      ---------      ---------
Total liabilities                    137,677        130,764        121,604        110,336         96,004
Preferred stock                       22,400         25,088         28,099         31,470         35,247
Common stock                          21,761         21,761         21,761         21,761         21,761
Unrealized gain (loss) on
   marketable securities                --             --             --             --             --
Retained earnings                      2,847          7,647         14,603         23,759         35,714
                                   ---------      ---------      ---------      ---------      ---------
Total stockholders' equity            47,009         54,496         64,463         76,991         92,722
                                   ---------      ---------      ---------      ---------      ---------
Total liabilities & equity         $ 184,686      $ 185,261      $ 186,067      $ 187,327      $ 188,726
                                   =========      =========      =========      =========      =========

                                                             J.C. BRADFORD & CO.

                      AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                                   CASH FLOW
--------------------------------------------------------------------------------
                                  ($s in 000s)

                                                             PROJECTED FISCAL YEAR ENDED AUG.
                                             -----------------------------------------------------------------
                                               1999          2000          2001          2002          2003
                                             --------      --------      --------      --------      --------
Net Income                                   $  5,247      $  7,487      $  9,967      $ 12,527      $ 15,731
   Add: Depreciation & amortization             3,934         3,935         3,936         3,937         3,938
   Add: Goodwill amortization                   4,186         4,186         4,186         4,186         4,186
   Add: Fee amortization                          600           600           600           600           600
   Add: Minority interest                        --            --            --            --            --
   Add: PIK Dividend                            2,400         2,688         3,011         3,372         3,776
   Add: Dividend                               (2,400)       (2,688)       (3,011)       (3,372)       (3,776)
                                             --------      --------      --------      --------      --------
Total Sources                                $ 13,967      $ 16,208      $ 18,689      $ 21,250      $ 24,455

   Less: Changes in other long-term
         assets & liabilities                    (610)         (661)         (692)         (746)         (785)
   Less: Change in working capital             (3,200)       (3,300)       (3,400)       (3,900)       (3,800)
   Less: Capital expenditures
         (Net of dispos.)                      (3,834)       (3,935)       (3,936)       (3,937)       (3,938)
                                             --------      --------      --------      --------      --------
Total Uses                                   ($ 7,644)     ($ 7,896)     ($ 8,028)     ($ 8,583)     ($ 8,523)
                                             --------      --------      --------      --------      --------

TOTAL FREE CASH FLOW BEFORE FINANCING        $  6,323      $  8,312      $ 10,661      $ 12,667      $ 15,932

REPAYMENT/BORROWING OF DEBT

Revolver                                        4,963         5,973         3,625         1,618        (1,646)
Senior sub-debt                               (14,286)      (14,286)      (14,286)      (14,286)      (14,286)
Senior term loan                                 --            --            --            --            --
Sub-debt                                         --            --            --            --            --
Other notes                                      --            --            --            --            --
Cap. lease oblg.                                 --            --            --            --            --
                                             --------      --------      --------      --------      --------
Total Debt (Repayments)/Borrowing            ($ 9,323)     ($ 8,312)     ($10,661)     ($12,667)     ($15,932)

CHANGE IN CASH BALANCE                       ($ 3,000)     $      0      $      0      $      0      $      0

                                                               J.C. BRADFORD & CO.
                        AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                            WORKING CAPITAL ASSUMPTIONS
----------------------------------------------------------------------------------
                                    ($'s in 000s)

                                  ESTIMATED                               PROFORMA
                            --------------------                            AUG.
                              1997        1998          ADJUSTMENTS         1998
                            --------    --------    --------- ---------   --------
Accounts receivable         $ 24,282    $ 26,336        --         --     $ 26,336
   % of sales                   13.8%       13.6%                             13.6%

Inventories                 $ 32,105    $ 34,821        --         --     $ 34,821
   % of sales                   18.3%       18.0%                             18.0%

Income taxes receivable     $    551    $    598        --         --     $    598
   % of sales                    0.3%        0.3%                              0.3%

Other receivables           $    713    $    773        --         --     $    773
   % of sales                    0.4%        0.4%                              0.4%

Prepaid expenses and
   other current assets     $  2,464    $  2,672        --         --     $  2,672
   % of sales                    1.4%        1.4%                              1.4%
                            --------    --------     -----      -----     --------
TOTAL CURRENT ASSETS,
   EXCLUDING CASH                       $ 65,200        --         --     $ 65,200
   % of sales                    0.0%       33.7%                             33.7%

Trade accounts payable      $ 11,299    $ 10,442        --         --     $ 10,442
   % of sales                    6.4%        5.4%                              5.4%

Accrued liabilities         $ 11,197    $ 10,347        --         --     $ 10,347
   % of sales                    6.4%        5.4%                              5.4%

Current portion of
   lease obligation         $    481    $    211        --         --     $    211
   % of sales                    0.3%        0.1%                              0.1%
                            --------    --------     -----      -----     --------

TOTAL CURRENT LIABILITIES
   EXCLUDING S-T DEBT                   $ 21,000        --         --     $ 21,000
   % of sales                    0.0%       10.9%                             10.9%

Net non-cash working
   capital                              $ 44,200        --         --     $ 44,200
   % of sales                    0.0%       22.9%                             22.9%

Change in non-cash
   working capital


                                                    PROJECTED FISCAL YEAR ENDED AUG.
                                   -------------------------------------------------------------------
                                     1999          2000           2001            2002           2003
                                   --------       -------        -------        -------        -------
Accounts receivable                $28,032        $29,931        $31,910        $34,051        $36,232
  % of sales                          13.5%          13.4%          13.3%          13.2%          13.1%

Inventories                        $37,064        $39,574        $42,191        $45,021        $47,905
   % of sales                         17.8%          17.7%          17.6%          17.5%          17.3%

Income taxes receivable            $   636        $   679        $   724        $   773        $   822
   % of sales                          0.3%           0.3%           0.3%           0.3%           0.3%

Other receivables                  $   823        $   879        $   937        $ 1,000        $ 1,064
   % of sales                          0.4%           0.4%           0.4%           0.4%           0.4%

Prepaid expenses and
   other current assets            $ 2,845        $ 3,037        $ 3,238        $ 3,455        $ 3,677
   % of sales                          1.4%           1.4%           1.3%           1.3%           1.3%
                                   -------        -------        -------        -------        -------
TOTAL CURRENT ASSETS,
   EXCLUDING CASH                  $69,400        $74,100        $79,000        $84,300        $89,700
   % of sales                         33.4%          33.2%          32.9%          32.7%          32.5%

Trade accounts payable             $11,050        $11,753        $12,506        $13,210        $14,013
   % of sales                          5.3%          5.3%           5.2%           5.1%           5.1%

Accrued liabilities                $10,950        $11,647        $12,394        $13,090        $13,887
   % of sales                          5.3%          5.2%           5.2%           5.1%           5.0%

Current portion of
   lease obligation                $     0        $     0        $     0        $     0        $     0
   % of sales                          0.0%           0.0%           0.0%           0.0%           0.0%
                                   -------        -------        -------        -------        -------

TOTAL CURRENT LIABILITIES
   EXCLUDING S-T DEBT              $22,000        $23,400        $24,900        $26,300        $27,900
   % of sales                         10.6%          10.5%          10.4%          10.2%          10.1%

Net non-cash working               $47,400        $50,700        $54,100        $58,000        $61,800
   capital
   % of sales                         22.8%          22.7%          22.6%          22.5%          22.4%

Change in non-cash
   working capital                 $ 3,200        $ 3,300        $ 3,400        $ 3,900        $ 3,800


                                                                      J.C. BRADFORD & CO.
                         AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                             WORKING CAPITAL ASSUMPTIONS
-----------------------------------------------------------------------------------------
                                     ($'s in 000s)

                                          PROJECTED FISCAL YEAR ENDED AUG.
                               ---------------------------------------------------------
                                 1999        2000        2001        2002        2003
                               --------    --------    --------    --------    ---------
Accounts receivable            $ 28,032    $ 29,931    $ 31,910    $ 34,051    $  36,232
   % of sales                      13.5%       13.4%       13.3%       13.2%        13.1%
Inventories                    $ 37,064    $ 39,574    $ 42,191    $ 45,021    $  47,905
   % of sales                      17.8%       17.7%       17.6%       17.5%        17.3%
Income taxes receivable        $    636    $    679    $    724    $    773    $     822
   % of sales                       0.3%        0.3%        0.3%        0.3%         0.3%
Other receivables              $    823    $    879    $    937    $  1,000    $   1,064
   % of sales                       0.4%        0.4%        0.4%        0.4%         0.4%
Prepaid expenses and
   other current assets        $  2,845    $  3,037    $  3,238    $  3,455    $   3,677
   % of sales                       1.4%        1.4%        1.3%        1.3%         1.3%
                               --------    --------    --------    --------    ---------
TOTAL CURRENT ASSETS,
   EXCLUDING CASH              $ 69,400    $ 74,100    $ 79,000    $ 84,300    $  89,700
   % of sales                      33.4%       33.2%       32.9%       32.7%        32.5%

Trade accounts payable         $ 11,050    $ 11,753    $ 12,506    $ 13,210    $  14,013
   % of sales                       5.3%        5.3%        5.2%        5.1%         5.1%
Accrued liabilities            $ 10,950    $ 11,647    $ 12,394    $ 13,090    $  13,887
   % of sales                       5.3%        5.2%        5.2%        5.1%         5.0%
Current portion of
   lease obligation            $      0    $      0    $      0    $      0    $       0
   % of sales                       0.0%        0.0%        0.0%        0.0%         0.0%
                               --------    --------    --------    --------    ---------

TOTAL CURRENT LIABILITIES
   EXCLUDING S-T DEBT          $ 22,000    $ 23,400    $ 24,900    $ 26,300    $  27,900
   % of sales                      10.6%       10.5%       10.4%       10.2%        10.1%
Net non-cash working
   capital                     $ 47,400    $ 50,700    $ 54,100    $ 58,000    $  61,800
   % of sales                      22.8%       22.7%       22.6%       22.5%        22.4%

Change in non-cash
   working capital             $  3,200    $  3,300    $  3,400    $  3,900    $   3,800

                                                                          J.C. BRADFORD & Co.
                       AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                                 RETURNS ANALYSIS
---------------------------------------------------------------------------------------------
                                  ($Os in 000s)


                                           PROJECTED RETURNS ON MANAGEMENT EQUITY
                                           --------------------------------------

                                                       YEAR ENDING AUG.
                                -------------------------------------------------------------
                                  1999         2000         2001         2002         2003
                                --------     --------     --------     --------     ---------
TOTAL CAPITALIZATION AS A
   MULTIPLE OF EBITDA
      5.0 x                     $146,590     $160,840     $176,830     $192,540     $212,550
      5.5 x                      161,249      176,924      194,513      211,794      233,805
      6.0 x                      175,908      193,008      212,196      231,048      255,060
      6.5 x                      190,567      209,092      229,879      250,302      276,315

LESS: TOTAL DEBT (NET OF
   CASH)(1)                      137,077      131,452      123,802      114,507      102,351

VALUE OF EQUITY
      5.0 x                     $  9,513     $ 29,388     $ 53,028     $ 78,033     $110,199
      5.5 x                       24,172       45,472       70,711       97,287      131,454
      6.0 x                       38,831       61,556       88,394      116,541      152,709
      6.5 x                       53,490       77,640      106,077      135,795      173,964

RETURNS ANALYSIS
  21,761

OWNERSHIP PERCENTAGE                85.2%        85.2%        85.2%        85.2%        85.2%


IRR ASSUMING EBITDA
   MULTIPLES OF:
      5.0 x                           NM          7.3%        27.6%        32.2%        34.0%
      5.5 x                         (5.4%)       33.4%        40.4%        39.7%        38.8%
6.8x  6.0 x                         52.0%        55.2%        51.3%        46.2%        43.0%
      6.5 x                        109.4%        74.3%        60.7%        51.8%        46.8%

(1) Includes the repayment of preferred stock.

                                                                          J.C. BRADFORD & Co.
                            AUSTIN -- LEVERAGED BUYOUT ANALYSIS
                                       RETURNS ANALYSIS
---------------------------------------------------------------------------------------------
                                        ($Os in 000s)


                                           PROJECTED RETURNS ON PREFERRED EQUITY
                                           --------------------------------------

                                                       YEAR ENDING AUG.
                                -------------------------------------------------------------
                                  1999         2000         2001         2002         2003
                                --------     --------     --------     --------     ---------
TOTAL CAPITALIZATION AS A
   MULTIPLE OF EBITDA
      5.0 x                     $146,590     $160,840     $176,830     $192,540     $212,550
      5.5 x                      161,249      176,924      194,513      211,794      233,805
      6.0 x                      175,908      193,008      212,196      231,048      255,060
      6.5 x                      190,567      209,092      229,879      250,302      276,315

LESS: TOTAL DEBT (NET OF
   CASH)(1)                      137,077      131,452      123,802      114,507      102,351

VALUE OF EQUITY
      5.0 x                     $  9,513     $ 29,388     $ 53,028     $ 78,033     $110,199
      5.5 x                       24,172       45,472       70,711       97,287      131,454
      6.0 x                       38,831       61,556       88,394      116,541      152,709
      6.5 x                       53,490       77,640      106,077      135,795      173,964

RETURNS ANALYSIS                                       Balance at Year End: (2)
                                -------------------------------------------------------------
  20,000                          22,400       25,088       28,099       31,470       35,247

OWNERSHIP PERCENTAGE                14.8%        14.8%        14.8%        14.8%        14.8%


IRR ASSUMING EBITDA
   MULTIPLES OF:
      5.0 x                         19.0%        21.3%        21.6%        21.1%        20.9%
      5.5 x                         29.9%        26.1%        24.5%        23.1%        22.3%
      6.0 x                         40.7%        30.8%        27.2%        24.9%        23.7%
      6.5 x                         51.6%        35.2%        29.9%        26.7%        25.0%

   (1) Includes the repayment of preferred stock.
   (2) Includes PIK Dividends

                            COMPARABLE TRANSACTIONS









                                       V

                       PROMOTIONAL PRODUCTS INDUSTRY*
               ANALYSIS OF M&A TRANSACTION MULTIPLES SINCE 1/1/95

                                                           (DOLLARS IN MILLIONS)

                                                                                 AGGREG. EQUITY CONSID.
                                                                                   AS A MULTIPLE OF:
                                                  AGGREGATE        LEVERED       ----------------------
  DATE                                              EQUITY        AGGREGATE      LTM NET          BOOK
ANNOUNCED      ACQUIROR/TARGET                  CONSIDERATION  CONSIDERATION(2)  INCOME           VALUE
---------      ---------------                  -------------  ----------------  ------           -----
03/17/95       Devon Group Inc                      $17.2           $17.2         NA                NA
                 Devon Group Inc

02/01/96       Arctco Inc                           $16.5           $16.5         NA                NA
                 Arctco Inc

07/25/96       RR Donnelley & Sons Co              $250.0          $250.0         NA                NA
                 RR Donnelley & Sons Co

11/01/96       Social Expressions Acquisition        $2.5            $8.5         NA                NA
                 TMC Group Inc (AGP & Co Inc)

01/29/97       Agritherm Corp                          NA              NA         NA                NA
                 Fieldsheer Inc

04/14/97       Katz Digital Technologies Inc         $0.8            $0.8         NA               2.7
                 Advanced Digital Services Inc

05/19/97       LSI Industries Inc                   $17.9           $17.9         NA                NA
                 Grady McCauley Inc

06/26/97       CYRK Inc                                NA              NA         NA                NA
                 Champion Awards & Advertising

07/10/97       Mail-Well Inc                           NA              NA         NA                NA
                 Allied Printers

07/15/97       Applied Graphics Technologies           NA              NA         NA                NA
                 MBA Graphics Inc

10/14/97       Big Flower Press Holdings Inc           NA              NA         NA                NA
                 Gamma One Inc

                                             AVERAGE:                             NA               2.7

                                             ADJUSTED AVERAGE                     NA               2.7

                          LEVERED AGGREGATE CONSIDERATION
                                 AS A MULTIPLE OF:
                          -------------------------------
                 DATE       LTM         LTM          LTM     PERCENT
               ANNOUNCED  REVENUE      EBITDA        EBIT    ACQUIRED
               ---------  -------      ------        ----    --------
               03/17/95      NA          NA           NA         NA


               02/01/96      NA          NA           NA         NA


               07/25/96      NA          NA           NA         NA


               11/01/96      NA          NA           NA         NA


               01/29/97      NA          NA           NA      100.0%


               04/14/97     0.3          NA           NA      100.0%


               05/19/97     1.2          NA           NA      100.0%


               06/26/97      NA          NA           NA      100.0%


               07/10/97      NA          NA           NA         NA


               07/15/97      NA          NA           NA      100.0%


               10/14/97      NA          NA           NA         NA


AVERAGE:                     0.8          NA           NA

ADJUSTED AVERAGE             0.8          NA           NA


* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of 2/25/98.

(2) Levered aggregate consideration is defined as aggregate equity consideration plus total debt, net of cash and equivalents.

                         PROMOTIONAL PRODUCTS INDUSTRY*
                 MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/95

                                                                                                                        TARGET
                                                                                          VALUE                         SHARE-
                                                                               EQUITY      OF     PRICE                 HOLDERS
  DATE           DATE                                                          VALUE      DEAL     PER       SHARES     EQUITY
ANNOUNCED      EFFECTIVE    ACQUIROR                    TARGET                 ($MIL)    ($MIL)   SHARE    OUT. (MIL)   ($MIL)
---------      ---------    --------                    ------                 ------    ------   -----    ----------   ------
3/17/95                -    DEVON GROUP INC             DEVON GROUP INC        $17.2     $17.2    $24.50      7.4       $81.6
                 Advisor    -                           -
          Company Status    Public                      Public

                            TARGET    TARGET                                                                    %
                             NET       NET     TARGET   TARGET                                                OWNED
                            SALES     INCOME    EBIT    EBITDA     TOTAL                % OF      STATUS/     AFTER
                             LTM       LTM      LTM      LTM     DEBT, NET    TOTAL    SHARES      FORM/      TRANS-
                            ($MIL)    ($MIL)   ($MIL)   ($MIL)    OF CASH     ASSETS    ACQ.     ATTITUDE     ACTION
                            ------    ------   ------   ------    -------     ------    ----     --------     ------
                            $219.6   $18.8     $32.2    $42.2      $2.2       $128.5     -       Intended       -
                                                                                                 Buyback
                                                                                                 Not Appl.

Deal Description
In March 1995, Devon Group's (DG) board authorized the repurchase of up to .700 mil common shares, or about 9.5% of the company's common stock outstanding, in open market transactions. Based on DG closing stock price of $24.50 on Mar 16, the last full trading day prior to the announcement of the board's approval, the buyback had an indicated value of up to $17.15 mil in cash.

Target Business Description
Provide pre-press computer typesetting, composition and color separation services; Typesetting, printing services, distribute posters, art reproductions and note cards

Acquiror Business Description
Provide pre-press computer typesetting, composition and color separation services; Typesetting, printing services, distribute posters, art reproductions and note cards

                                                                                                                        TARGET
                                                                                          VALUE                         SHARE-
                                                                               EQUITY      OF     PRICE                 HOLDERS
  DATE           DATE                                                          VALUE      DEAL     PER       SHARES     EQUITY
ANNOUNCED      EFFECTIVE    ACQUIROR                     TARGET                ($MIL)    ($MIL)   SHARE    OUT. (MIL)   ($MIL)
---------      ---------    --------                     ------                ------    ------   -----    ----------   ------
2/1/96                -     ARCTCO INC                   ARCTCO INC            $16.5     $16.5    $11.00     29.7      $157.3
                 Advisor    -                           -
          Company Status    Public                      Public

                            TARGET    TARGET                                                                    %
                             NET       NET     TARGET   TARGET                                                OWNED
                            SALES     INCOME    EBIT    EBITDA     TOTAL                % OF      STATUS/     AFTER
                             LTM       LTM      LTM      LTM     DEBT, NET    TOTAL    SHARES      FORM/      TRANS-
                            ($MIL)    ($MIL)   ($MIL)   ($MIL)    OF CASH     ASSETS    ACQ.     ATTITUDE     ACTION
                            ------    ------   ------   ------    -------     ------    ----     --------     ------
                            $389.8    $24.5    $35.9    $42.4        -        $224.8     -       Intended        -
                                                                                                 Buyback
                                                                                                 Not Appl.

Deal Description
In February 1996, Arctco's (AR) board authorized the repurchase of up to 1.5 mil common shares, or about 5% of the company's common stock outstanding, in open market transactions. Based on AR's closing stock price of $11 on Jan 31, the last full trading day prior to the announcement of the board's approval, the buyback had an indicated value of up to $16.5 mil in cash.

Target Business Description
Manufacture and wholesale snowmobiles and related parts, garments and accessories

Acquiror Business Description
Manufacture and wholesale snowmobiles and related parts, garments and accessories

* Cover industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of 2/25/98.

                         PROMOTIONAL PRODUCTS INDUSTRY*
                 MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/95

                                                                                                                        TARGET
                                                                                          VALUE                         SHARE-
                                                                               EQUITY      OF     PRICE                 HOLDERS
  DATE           DATE                                                          VALUE      DEAL     PER       SHARES     EQUITY
ANNOUNCED      EFFECTIVE    ACQUIROR                     TARGET                ($MIL)    ($MIL)   SHARE    OUT. (MIL)   ($MIL)
---------      ---------    --------                     ------                ------    ------   -----    ----------   ------
7/25/96                -    RR DONNELLEY & SONS CO      RR DONNELLEY & SONS CO $250.0    $250.0     -        154.1      $1,790.8

                 Advisor      -                           -

          Company Status    Public                      Public

TARGET    TARGET                                                                    %
 NET       NET     TARGET   TARGET                                                OWNED
SALES     INCOME    EBIT    EBITDA     TOTAL                % OF      STATUS/     AFTER
 LTM       LTM      LTM      LTM     DEBT, NET    TOTAL    SHARES      FORM/      TRANS-
($MIL)    ($MIL)   ($MIL)   ($MIL)    OF CASH     ASSETS    ACQ.     ATTITUDE     ACTION
------    ------   ------   ------    -------     ------    ----     --------     ------
$6,827.6  $(135.2) $(50.9)  $281.5    $1,247.6   $4,499.9    -       Intended       -
                                                                      Buyback
                                                                     Not Appl.


Deal Description

RR Donnelley & Sons' board authorized the repurchase of up to $250 mil of the company's common stock outstanding in open market and privately negotiated transactions.

Target Business Description

Provide books, reports, catalogs, documents and business forms printing as well as book binding and graphic arts services for the publishing, retailing, merchandising and information technology markets worldwide

Acquiror Business Description

Provide books, reports, catalogs, documents and business forms printing as well as book binding and graphic arts services for the publishing, retailing, merchandising and information technology markets worldwide

                                                                                                                        TARGET
                                                                                          VALUE                         SHARE-
                                                                               EQUITY      OF     PRICE                 HOLDERS
  DATE           DATE                                                          VALUE      DEAL     PER       SHARES     EQUITY
ANNOUNCED      EFFECTIVE    ACQUIROR                     TARGET                ($MIL)    ($MIL)   SHARE    OUT. (MIL)   ($MIL)
---------      ---------    --------                     ------                ------    ------   -----    ----------   ------
11/1/96                -    SOCIAL EXPRESSIONS          TMC GROUP INC          $2.5      $8.5       -           -          -
                            ACQUISITION                 (AGP & CO INC)

                 Advisor      -                           -

          Company Status    Priv.                       Sub.

TARGET    TARGET                                                                    %
 NET       NET     TARGET   TARGET                                                OWNED
SALES     INCOME    EBIT    EBITDA     TOTAL                % OF      STATUS/     AFTER
 LTM       LTM      LTM      LTM     DEBT, NET    TOTAL    SHARES      FORM/      TRANS-
($MIL)    ($MIL)   ($MIL)   ($MIL)    OF CASH     ASSETS    ACQ.     ATTITUDE     ACTION
------    ------   ------   ------    -------     ------    ----     --------     ------
$13.2        -        -        -          -          -        -      Pending         -
                                                                  Acq. of Assets
                                                                     Friendly


Deal Description

Social Expression Acquisition (SEA) agreed to acquire TMC, a unit of AGP, for approximately $8.5 mil. Consideration was to consist of $2.5 mil in common stock, the assumption of approximately $6 mil in liabilities and profit related payments. Additionally, AGP was to receive a $2.5 mil 10-year promissory note convertible into SEA voting stock. The receipt of the promissory note was contingent on SEA being a privately held company at the time of closing of the transaction.

Target Business Description

manufacture and wholesale wedding related accessories

Acquiror Business Description

Manufacture and wholesale wedding accessories and gifts

* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of 2/25/98.

                         PROMOTIONAL PRODUCTS INDUSTRY*
                 MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/95

                                                                                                               TARGET    TARGET
                                                                                 VALUE                         SHARE-     NET
                                                                      EQUITY      OF     PRICE                 HOLDERS   SALES
  DATE           DATE                                                 VALUE      DEAL     PER       SHARES     EQUITY     LTM
ANNOUNCED      EFFECTIVE    ACQUIROR            TARGET                ($MIL)    ($MIL)   SHARE    OUT. (MIL)   ($MIL)    ($MIL)
---------      ---------    --------            ------                ------    ------   -----    ----------   ------    ------
1/29/97        1/29/97      AGRITHERM CORP      FIELDSHEER INC          -         -        -           -          -       $3.8

               Advisor         -                    -
        Company Status      Public                Priv.

 TARGET                                                                    %
  NET     TARGET   TARGET                                                OWNED
 INCOME    EBIT    EBITDA     TOTAL                % OF      STATUS/     AFTER
  LTM      LTM      LTM     DEBT, NET    TOTAL    SHARES      FORM/      TRANS-
 ($MIL)   ($MIL)   ($MIL)    OF CASH     ASSETS    ACQ.     ATTITUDE     ACTION
 ------   ------   ------    -------     ------    ----     --------     ------
   -        -        -          -          -        100     Completed     100
                                                              Merger
                                                             Friendly

Deal Description
Agritherm acquired Fieldsheer in a stock swap transaction.

Target Business Description
Manufacture athletic clothing and accessories

Acquiror Business Description
Manufacture clothing




                                                                                                     VALUE
                                                                                          EQUITY      OF     PRICE
  DATE           DATE                                                                     VALUE      DEAL     PER       SHARES
ANNOUNCED      EFFECTIVE   ACQUIROR                      TARGET                           ($MIL)    ($MIL)   SHARE    OUT. (MIL)
---------      ---------   --------                      ------                           ------    ------   -----    ----------
4/14/97        8/4/97      KATZ DIGITAL TECHNOLOGIES INC  ADVANCED DIGITAL SERVICES INC   $0.8       $0.8      -           -

               Advisor         -                            -
        Company Status      Public                        Priv.



TARGET    TARGET    TARGET                                                                    %
SHARE-     NET       NET     TARGET   TARGET                                                OWNED
HOLDERS   SALES     INCOME    EBIT    EBITDA     TOTAL                % OF      STATUS/     AFTER
EQUITY     LTM       LTM      LTM      LTM     DEBT, NET    TOTAL    SHARES      FORM/      TRANS-
($MIL)    ($MIL)    ($MIL)   ($MIL)   ($MIL)    OF CASH     ASSETS    ACQ.     ATTITUDE     ACTION
------    ------    ------   ------   ------    -------     ------    ----     --------     ------
 $0.3      $2.5      $0.0       -        -         -         $1.1     100       Completed    100
                                                                              Acq. of Assets
                                                                                 Friendly


Deal Description
Katz Digital Technologies acquired Advanced Digital Services for approximately $.75 mil in cash plus 301,800 restricted common shares.

Target Business Description
Provide commercial graphic design services

Acquiror Business Description
Print plates and related products

* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of 2/25/98.

                         PROMOTIONAL PRODUCTS INDUSTRY*
               MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/95

                                                                                                                        TARGET
                                                                                          VALUE                         SHARE-
                                                                               EQUITY      OF     PRICE                 HOLDERS
  DATE           DATE                                                          VALUE      DEAL     PER       SHARES     EQUITY
ANNOUNCED      EFFECTIVE    ACQUIROR                     TARGET                ($MIL)    ($MIL)   SHARE    OUT. (MIL)   ($MIL)
---------      ---------    --------                     ------                ------    ------   -----    ----------   ------
5/19/97        7/1/97       LSI INDUSTRIES INC           GRADY MCCAULEY INC     $17.9     $17.9     -           -          -

               Advisor         -                            -
        Company Status      Public                        Priv.


TARGET    TARGET                                                                       %
 NET       NET     TARGET   TARGET                                                   OWNED
SALES     INCOME    EBIT    EBITDA     TOTAL                % OF      STATUS/        AFTER
 LTM       LTM      LTM      LTM     DEBT, NET    TOTAL    SHARES      FORM/         TRANS-
($MIL)    ($MIL)   ($MIL)   ($MIL)    OF CASH     ASSETS    ACQ.     ATTITUDE        ACTION
------    ------   ------   ------    -------     ------    ----     --------        ------
$14.5       -         -        -         -          -        100      Completed       100
                                                                    Acq. of Assets
                                                                      Friendly

Deal Description

LSI Industries (LSI) acquired Grady McCauley for approximately $17.9 mil. The consideration consisted of $11.5 mil in cash, 475,700 LSI common shares valued at $6.4 mil, and the assumption of an undisclosed amount in liabilities. The shares were valued based on LSI's closing stock price of $13.5 on June 30, the last full trading day prior to the announcement.

Target Business Description
Provide custom graphics services for retail industry

Acquiror Business Description
Manufactures & designs lighting and graphics products -

* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of 2/25/98.


                                                                                                                         TARGET
                                                                                           VALUE                         SHARE-
                                                                                EQUITY      OF     PRICE                 HOLDERS
  DATE           DATE                                                           VALUE      DEAL     PER       SHARES     EQUITY
ANNOUNCED      EFFECTIVE    ACQUIROR         TARGET                             ($MIL)    ($MIL)   SHARE    OUT. (MIL)   ($MIL)
---------      ---------    --------         ------                             ------    ------   -----    ----------   ------
6/26/97        6/26/97      CYRK INC         CHAMPION AWARDS & ADVERTISING        -         -        -           -          -

               Advisor         -                            -
        Company Status      Public                        Priv.


TARGET    TARGET                                                                       %
 NET       NET     TARGET   TARGET                                                   OWNED
SALES     INCOME    EBIT    EBITDA     TOTAL                % OF      STATUS/        AFTER
 LTM       LTM      LTM      LTM     DEBT, NET    TOTAL    SHARES      FORM/         TRANS-
($MIL)    ($MIL)   ($MIL)   ($MIL)    OF CASH     ASSETS    ACQ.     ATTITUDE        ACTION
------    ------   ------   ------    -------     ------    ----     --------        ------
$4.5        -       -        -          -           -      100       Completed       100
                                                                   Acq. of Assets
                                                                     Friendly


Deal Description

Cyrk acquired Champion Awards & Advertising. Terms were not disclosed.

Target Business Description
Manufacture promotional products

Acquiror Business Description
Manufacture high quality products for promotional programs and custom-designed sports apparel and accessories including T-shirts, fleece pullovers, jackets, sports bags, caps and watches that bear a brand or company name or logo

* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of 2/25/98.

                         PROMOTIONAL PRODUCTS INDUSTRY*
                 MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/95


                                                                                                                        TARGET
                                                                                          VALUE                         SHARE-
                                                                               EQUITY      OF     PRICE                 HOLDERS
  DATE           DATE                                                          VALUE      DEAL     PER       SHARES     EQUITY
ANNOUNCED      EFFECTIVE      ACQUIROR                     TARGET              ($MIL)    ($MIL)   SHARE    OUT. (MIL)   ($MIL)
---------      ---------      --------                     ------              ------    ------   -----    ----------   ------
7/10/97                -      MAIL-WELL INC                 ALLIED PRINTERS      -          -       -           -         -

                Advisor          -                            -

         Company Status       Public                        Priv.


TARGET    TARGET                                                                    %
 NET       NET     TARGET   TARGET                                                OWNED
SALES     INCOME    EBIT    EBITDA     TOTAL                % OF      STATUS/     AFTER
 LTM       LTM      LTM      LTM     DEBT, NET    TOTAL    SHARES      FORM/      TRANS-
($MIL)    ($MIL)   ($MIL)   ($MIL)    OF CASH     ASSETS    ACQ.     ATTITUDE     ACTION
------    ------   ------   ------    -------     ------    ----     --------     ------
 $17.0      -       -         -         -           -         -     Pending        -
                                                                 Acq. of Assets
                                                                    Friendly

Deal Description
Mail-Well, a majority-owned unit of Mail-Well Holdings, agreed to acquire Allied Printers for an undisclosed amount in a combination of cash and Mail-Well common stock.

Target Business Description
Provide high-ended commercial printing, service corporate clients

Acquiror Business Description
Manufacture envelopes in the United States and Canada; provide high-impact color printing services

* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of 2/25/98.

                                                                                                                         TARGET
                                                                                           VALUE                         SHARE-
                                                                                EQUITY      OF     PRICE                 HOLDERS
  DATE           DATE                                                           VALUE      DEAL     PER       SHARES     EQUITY
ANNOUNCED      EFFECTIVE    ACQUIROR                      TARGET                ($MIL)    ($MIL)   SHARE    OUT. (MIL)   ($MIL)
---------      ---------    --------                      ------                ------    ------   -----    ----------   ------
7/15/97        7/15/97      APPLIED GRAPHICS TECHNOLOGIES MBA GRAPHICS INC         -          -       -           -         -

               Advisor        -                             -

        Company Status      Public                        Priv.


TARGET    TARGET                                                                    %
 NET       NET     TARGET   TARGET                                                OWNED
SALES     INCOME    EBIT    EBITDA     TOTAL                % OF      STATUS/     AFTER
 LTM       LTM      LTM      LTM     DEBT, NET    TOTAL    SHARES      FORM/      TRANS-
($MIL)    ($MIL)   ($MIL)   ($MIL)    OF CASH     ASSETS    ACQ.     ATTITUDE     ACTION
------    ------   ------   ------    -------     ------    ----     --------     ------
$5.5        -       -         -         -           -        100      Completed     100
                                                                   Acq. of Assets
                                                                      Friendly

Deal Description

Applied Graphics Technologies acquired MBA Graphics. Terms were not disclosed.

Target Business Description

Provide commercial graphic design services

Acquiror Business Description

Provide digital prepress services to magazine publishers, advertising agencies, entertainment companies, automobile manufacturers and retailers

* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of 2/25/98.

                         PROMOTIONAL PRODUCTS INDUSTRY*
                 MERGERS & ACQUISITION TRANSACTIONS SINCE 1/1/95

                                                                                                                         TARGET
                                                                                           VALUE                         SHARE-
                                                                                EQUITY      OF     PRICE                 HOLDERS
  DATE           DATE                                                           VALUE      DEAL     PER       SHARES     EQUITY
ANNOUNCED      EFFECTIVE    ACQUIROR                      TARGET                ($MIL)    ($MIL)   SHARE    OUT. (MIL)   ($MIL)
---------      ---------    --------                      ------                ------    ------   -----    ----------   ------
10/14/97       11/4/97      BIG FLOWER PRESS HOLDINGS INC GAMMA ONE INC          -          -       -           -         -

               Advisor        -                             -
        Company Status      Public                        Sub.

TARGET    TARGET                                                                    %
 NET       NET     TARGET   TARGET                                                OWNED
SALES     INCOME    EBIT    EBITDA     TOTAL                % OF      STATUS/     AFTER
 LTM       LTM      LTM      LTM     DEBT, NET    TOTAL    SHARES      FORM/      TRANS-
($MIL)    ($MIL)   ($MIL)   ($MIL)    OF CASH     ASSETS    ACQ.      ATTITUDE    ACTION
------    ------   ------   ------    -------     ------    ----      --------    ------
$19.0       -       -         -         -           -         -       Completed      -
                                                                   Acq. of Assets
                                                                       Friendly

Deal Description
Big Flower Press Holdings acquired Gamma One. Terms were not disclosed.

Target Business Description
Provide digital premedia services including digital photography, digital prepress and content management

Acquiror Business Description
Provide integrated advertising and marketing services, including direct marketing and digital media services; print newspaper advertisement inserts

* Covers industries with SIC Codes of 5090 and 7336. Source: Securities Data Company, Inc. (201) 622-3100. As of 2/25/98.

                                PREMIUM ANALYSIS









                                       VI

                        MARKET PREMIUM SUMMARY VALUATION

                         Merger & Acquisition Activity

                                  Since 1/1/95



                                Market Premiums

                                      Adjusted Average Premiums
          Trans.              ------------------------------------------
          Structure           1 Day Prior   1 Week Prior   4 Weeks Prior
          ---------           -----------   ------------   -------------
          All Cash               28.7%          33.9%           38.3%



                           Implied Austin Share Price

                                        Implied Share Prices
          Trans.              ------------------------------------------
          Structure           1 Day Prior   1 Week Prior   4 Weeks Prior
          ---------           -----------   ------------   -------------
          All Cash              $21.97         $22.85          $23.60

          --------------------------------------------------------------
          Current Austin Price  $17.06         $17.06          $17.06
          --------------------------------------------------------------

                        MERGER & ACQUISITION ACTIVITY
                     JANUARY 1, 1995 - FEBRUARY 19, 1998
                              CASH TRANSACTIONS


DATE                      DATE
ANNOUNCED                 UNCON.              ACQUIROR NAME                                     TARGET NAME
---------                 ------              -------------                                     -----------
01/03/95                  06/01/95            First Union Natl Bk of Florida                    Coral Gables Fedcorp Inc
01/05/95                  06/30/95            Minnesota Power & Light Co                        ADESA Corp
01/06/95                  07/12/95            Eridania Beghin-Say (Montediso)                   American Maize-Products Co
01/06/95                  01/19/95            V'Power Corp                                      Vector Aeromotive Corp
01/09/95                  03/07/95            Siemens Nixdorf Info AG                           Pyramid Technology Corp
01/09/95                  05/17/95            Investor Group                                    Standard Brands Paint Co
01/10/95                  03/31/95            Laidlaw Inc                                       Mayflower Group Inc
01/13/95                  07/13/95            ADAC Laboratories                                 Community Health Computing
01/13/95                  08/18/95            Staten Island Savings Bank                        Gateway Bancorp, New York
01/19/95                  03/16/95            ALC Communications Corp                           ConferTech International
01/30/95                  11/30/95            First Banks Inc, Clayton, MO                      QCB Bancorp
02/03/95                  03/17/95            Clark Equipment Co                                Club Car Inc
02/03/95                  11/02/95            National Australia Bank Ltd                       Michigan National Corp
02/07/95                  07/12/95            WMX Technologies Inc                              Rust International Inc
02/15/95                  03/31/95            Hollywood Entertainment Corp                      Title Wave Stores Inc
02/27/95                  08/31/95            Conseco Inc                                       CCP Insurance Inc
02/28/95                  07/18/95            Hoechst AG                                        Marion Merrell Dow Inc
03/02/95                  08/30/95            Trans Union (Marmon Holdings)                     DATEQ Information Network
03/02/95                  05/26/95            Luxottica Group SpA                               US Shoe Corp (Luxottica Group)
03/06/95                  08/01/95            Mothers Work Inc                                  A Pea in the Pod Inc
03/08/95                  04/26/95            Marvel Entertainment Group Inc                    SkyBox International
03/08/95                  07/06/95            ENSERCH Corp                                      Sunrise Energy Services Inc
03/14/95                  04/25/95            Penske Truck Leasing Co LP                        Leaseway Transportation Corp
03/15/95                  06/16/95            LinPac Mouldings Ltd                              Ropak Corp
03/15/95                  03/15/95            Remy Capital Partners III LP                      UTI Energy Corp
03/17/95                  05/01/95            Waste Management Inc                              Resource Recycling Techs Inc
03/24/95                  04/26/95            West Co Inc                                       Paco Pharmaceutical Services
03/27/95                  12/01/95            BayBanks, Boston, Massachusetts                   Cornerstone Financial Corp
03/28/95                  05/25/95            Ingersoll-Rand Co                                 Clark Equipment Co
04/03/95                  05/08/95            Raytheon Co                                       E-Systems Inc
04/04/95                  06/26/95            FMC Corp                                          Moorco International
04/05/95                  08/02/95            Club Mediterranee SA                              Club Med Inc
04/05/95                  04/05/95            Coinmach Corp                                     Solon Automated Services Inc
04/06/95                  08/31/95            Apollo Holding Inc                                Intermetrics Inc
04/07/95                  10/03/95            McCaw Cellular Commun (AT&T)                      LIN Bdcstg (McCaw Cellular)
04/10/95                  01/04/96            Investor Group                                    Kemper Corp


DATE
ANNOUNCED                ACQUIROR BUSINESS DESCRIPTION                         TARGET BUSINESS DESCRIPTION
---------                -----------------------------                         ---------------------------
01/03/95                 Commercial bank                                       Bank holding company
01/05/95                 Electric utility                                      Wholesale automobiles
01/06/95                 Produce sugar                                         Produce corn; mnfr tobacco prod
01/06/95                 Investment firm                                       Manufacture exotic sports cars
01/09/95                 Mnfr wiring devices, computers                        Manufacture, whl computers
01/09/95                 Investor group                                        Mnfr paints, varnishes
01/10/95                 Pvd busing, waste mgmt svcs                           Trucking and bussing services
01/13/95                 Mnfr diagnostic imaging sys                           Manufacture medical equipment
01/13/95                 Savings bank                                          Bank holding co
01/19/95                 Pvd long distance commun svcs                         Mnfr teleconferencing systems
01/30/95                 Commercial bank holding co                            Bank holding company
02/03/95                 Mnfr, whl construction equip                          Manufacture golf cars
02/03/95                 Bank, insurance co                                    Bank holding company
02/07/95                 Pvd chemical waste mgmt svcs                          Provide engineering services
02/15/95                 Own, op video rental stores                           Own, op record & tape stores
02/27/95                 Insurance holding company                             Insurance company
02/28/95                 Mnfr chemicals and fibers                             Manufacture pharmaceuticals
03/02/95                 Pvd credit reporting svcs                             Provide info retrieval svcs
03/02/95                 Manufacture eyeglass frames                           Manufacture shoes
03/06/95                 Own, operate maternity stores                         Own, op women's clothing stores
03/08/95                 Publish comic books                                   Print trading cards
03/08/95                 Gas transmission, distribution                        Pvd natural gas distr services
03/14/95                 Provide truck leasing services                        Trucking company, related svcs
03/15/95                 Mnfr plastic-injected mouldings                       Manufacture plastic containers
03/15/95                 Investment partnership                                Pvd oil, nat gas drilling svcs
03/17/95                 Solid, chemical waste mgmt svc                        Waste mgmt, recycling services
03/24/95                 Mnfr packaging components                             Pharmaceutical packaging prod
03/27/95                 Bank holding company                                  Bank holding company
03/28/95                 Mnfr industrial machinery                             Mnfr, whl construction equip
04/03/95                 Mnfr radar equipment, aircrafts                       Mnfr defense electronics
04/04/95                 Mnfr petro equip, chemicals                           Mnfr totalizing fluid meters
04/05/95                 Op travel agency, hotel resorts                       Operate vacation resorts
04/05/95                 Mnfr, whl laundry equipment                           Operate coin laundries
04/06/95                 Investor group                                        Pvd computer programming svcs
04/07/95                 Pvd cellular commun services                          Pvd cellular commun services
04/10/95                 Investor group                                        Life insurance company


                                             VALUE OF        PRICE       PREMIUM           PREMIUM       PREMIUM
DATE                                       TRANSACTION        PER         I DAY            I WEEK        4 WEEKS
ANNOUNCED                                    ($ MIL)         SHARE        PRIOR             PRIOR         PRIOR
---------                                    -------         -----        -----             -----         -----
01/03/95                                        515.7        26.59        23.7%             26.6%         43.7%
01/05/95                                        165.3        17.00        19.3%             25.9%         38.8%
01/06/95                                        434.0        40.00        49.5%             56.9%         66.7%
01/06/95                                          5.5        --
01/09/95                                        205.1        16.00        30.6%             23.1%         43.8%
01/09/95                                         18.0        --
01/10/95                                        158.4        12.39
01/13/95                                         16.5        --
01/13/95                                         56.8        12.61        20.1%             26.1%          9.7%
01/19/95                                         66.0         8.00        45.5%             28.0%         85.5%
01/30/95                                          5.0        --
02/03/95                                        243.0        25.00        50.4%             47.1%         57.5%
02/03/95                                       1713.3       110.00        25.7%             26.4%         44.5%
02/07/95                                         56.9        16.35        27.0%             39.1%         39.1%
02/15/95                                          8.5         2.00        33.3%             77.8%         34.7%
02/27/95                                        273.7        23.25        20.0%             30.1%         23.2%
02/28/95                                       7264.6        25.75         8.4%             14.4%         11.4%
03/02/95                                         19.1         5.41        27.3%             27.3%         27.3%
03/02/95                                       1326.4        28.00        45.5%             45.5%         43.6%
03/06/95                                         22.5         5.50        37.5%             83.3%         57.1%
03/08/95                                        136.6        16.00        29.3%             33.3%         31.3%
03/08/95                                          8.5        --
03/14/95                                        199.8        20.00        54.6%             55.3%         60.0%
03/15/95                                         28.5        11.00         4.8%              6.0%          4.8%
03/15/95                                          7.8         4.50        28.6%             20.0%         12.5%
03/17/95                                         33.5        11.50        37.3%             50.8%         46.0%
03/24/95                                         50.5        12.25        66.1%             66.1%         58.1%
03/27/95                                         21.3         8.80         8.3%             35.4%         32.8%
03/28/95                                       1467.4        86.00        63.4%             69.9%         60.7%
04/03/95                                       2255.2        64.00        41.0%             43.0%         46.3%
04/04/95                                        316.5        28.00       105.5%            111.3%         91.5%
04/05/95                                        153.4        32.00        41.4%             39.9%         44.6%
04/05/95                                         11.5        --
04/06/95                                         27.9         6.80        60.0%             60.0%         43.2%
04/07/95                                       3209.4       129.90        18.2%             19.7%         19.7%
04/10/95                                       1872.4        49.80        20.7%             24.5%         21.5%

                        MERGER & ACQUISITION ACTIVITY
                     JANUARY 1, 1995 - FEBRUARY 19, 1998
                              CASH TRANSACTIONS


DATE                      DATE
ANNOUNCED                 UNCON.              ACQUIROR NAME                                     TARGET NAME
---------                 ------              -------------                                     -----------
04/12/95                  04/12/95            Loral Conic (Loral Corp)                          Microcom Inc
04/12/95                  10/20/95            Roosevelt Finl Group, Missouri                    WSB Bancorp Inc
04/18/95                  06/30/95            California Bancshares Inc                         First Community Bankshares, CA
04/26/95                  08/11/95            Stonington Partners Inc                           Dictaphone Corp
04/28/95                  06/16/95            ICI PLC                                           Grow Group Inc
04/28/95                  06/02/95            American Vision Centers Inc                       NuVision Inc
05/03/95                  10/24/95            Manor Healthcare Corp                             In Home Health Inc
05/04/95                  06/08/95            Douglas & Lomason Co                              Bestop Inc
05/10/95                  06/14/95            General Signal Corp                               Best Power Technology Inc
05/15/95                  09/20/95            Entex Information Svcs                            Random Access Inc
05/15/95                  11/14/95            DMB Property Ventures LP                          UDC Homes Inc
05/16/95                  01/05/96            Independence Community Bank                       Bay Ridge Bancorp Inc
05/16/95                  05/16/95            Philips Electronics North                         Regina Co Inc
05/17/95                  07/27/95            American Tractebel Corp                           CRSS Inc (American Tractebel)
05/19/95                  12/06/95            BIC SA                                            Bic Corp (BIC SA)
05/22/95                  09/21/95            MCI Communications Corp                           Nationwide Cellular Services
05/25/95                  11/08/95            Computer Associates Intl Inc                      Legent Corp
05/30/95                  05/30/95            First Interstate Bancorp, CA                      MNB Bancshares Inc
05/30/95                  09/01/95            Schein Pharmaceutical Inc                         Marsam Pharmaceuticals Inc
06/05/95                  09/01/95            Dyson Dyson & Dunn Inc                            Designatronics Inc
06/05/95                  07/05/95            IBM Corp                                          Lotus Development Corp
06/09/95                  08/30/95            Thermo Electron Corp                              Bird Medical Technologies Inc
06/19/95                  12/20/95            HVB Ltd                                           BioSafety Systems Inc
06/19/95                  10/03/95            Unitrin Inc                                       Milwaukee Insurance Group Inc
06/20/95                  01/03/96            ALBANK FSB (ALBANK Financial)                     Marble Financial Corp
06/20/95                  03/08/96            Investor Group                                    Marietta Corp
06/22/95                  12/06/95            Genetics Institute Inc                            SciGenics Inc
07/04/95                  04/01/96            Johnston Industries Inc                           Jupiter National Inc (Johnston)
07/05/95                  01/10/96            NationsBank Corp, Charlotte, NC                   CSF Holdings Inc
07/06/95                  08/04/95            United Acquisition Co                             Arcus Inc (Armored Transport)
07/10/95                  01/03/96            THORN Americas Inc (Thorn EMI)                    Advantage Companies Inc
07/10/95                  08/11/95            Sandoz AG                                         Genetic Therapy Inc
07/10/95                  09/05/95            Danaher Corp                                      Joslyn Corp
07/14/95                  12/11/95            COBE Laboratories (Gambro AB)                     REN Corp-USA (COBE Labs Inc)
07/17/95                  08/22/95            Lear Seating Corp                                 Automotive Industries Holding
07/17/95                  11/08/95            LG Electronics Co Ltd (LG Grp)                    Zenith Electronics Corp
07/31/95                  01/11/96            Reliance Bancorp Inc., New York                   Sunrise Bancorp Inc


DATE
ANNOUNCED                ACQUIROR BUSINESS DESCRIPTION                         TARGET BUSINESS DESCRIPTION
---------                -----------------------------                         ---------------------------
04/12/95                 Mnfr radio, tv commun equip                           Mnfr data comm products
04/12/95                 Bank holding company                                  Commercial bank
04/18/95                 Commercial bank                                       Bank holding company
04/26/95                 Investment firm                                       Dictating mach, office equip
04/28/95                 Manufacture petrochemicals                            Mnfr paints, chemicals
04/28/95                 Operate retail optical stores                         Eye care products stores
05/03/95                 Nursing homes                                         Pvd home health care services
05/04/95                 Wholesale motor vehicles                              Manufacture automobile parts
05/10/95                 Mnfr electric control equip                           Mnfr power protection equip
05/15/95                 Pvd computer integrated svcs                          Own, operate computer stores
05/15/95                 RE investment, dvlp firm                              Construct homes; RE developmen
05/16/95                 Mutual savings bank holding co                        Savings and loan
05/16/95                 Mnfr home entertainment prod                          Mnfr vacuum cleaners, products
05/17/95                 Mnfr semiconductors                                   Provide engineering services
05/19/95                 Manufacture pens and lighters                         Mnfr writing instruments
05/22/95                 Pvd telecommunication services                        Pvd cellular telephone svcs
05/25/95                 Develop applications software                         Develop software
05/30/95                 Bank holding company                                  Savings and loan
05/30/95                 Manufacture pharmaceuticals                           Mnfr generic drug products
06/05/95                 Wholesale lumber, plywood                             Mnfr speed changers
06/05/95                 Mnfr computers, office equip                          Develop applications software
06/09/95                 Mnfr cogeneration systems                             Mnfr respiratory care prod
06/19/95                 Investment firm                                       Mnfr healthcare gloves, masks
06/19/95                 Insurance company                                     Insurance holding company
06/20/95                 Savings and loan                                      Bank holding company
06/20/95                 Investor group                                        Mnfr, wholesale toiletries
06/22/95                 Pharmaceutical prods, R&D                             Manufacture biological prod
07/04/95                 Mnfr woven indl textile prod                          Venture capital firm
07/05/95                 Bank hldg co; pvd finl svcs                           Bank holding company
07/06/95                 Investment firm                                       Provide security services
07/10/95                 Provide rental equipment svcs                         Telecomm services, magazines
07/10/95                 Manufacture dyestuffs                                 Dvlp delivery sys; Pvd research
07/10/95                 Mnfr auto parts, main equip                           Electrical transmission equip
07/14/95                 Mnfr medical equipment                                Own, op kidney dialysis centers
07/17/95                 Mnfr automobile seats                                 Mnfr autoparts
07/17/95                 Mnfr electronic components                            Mnfr consumer electronics
07/31/95                 Bank holding company                                  Bank holding company


                                             VALUE OF        PRICE       PREMIUM           PREMIUM       PREMIUM
DATE                                       TRANSACTION        PER         1 DAY            1 WEEK        4 WEEKS
ANNOUNCED                                    ($ MIL)         SHARE        PRIOR             PRIOR         PRIOR
---------                                    -------         -----        -----             -----         -----
04/12/95                                          7.0        --
04/12/95                                         26.2        22.75        15.2%             12.3%         30.0%
04/18/95                                         16.3        --
04/26/95                                        450.0        --
04/28/95                                        353.5        22.00        30.4%             38.6%         37.5%
04/28/95                                         21.7         7.60        32.2%             38.2%         35.1%
05/03/95                                         20.0        --
05/04/95                                         44.1        12.75        22.0%             18.6%         27.5%
05/10/95                                        201.1        21.00        61.5%             68.0%         75.0%
05/15/95                                         22.1         3.25         6.1%             26.8%         23.8%
05/15/95                                        109.2         9.47         0.0%              0.0%        741.8%
05/16/95                                        133.2        22.06        24.3%             20.9%         35.8%
05/16/95                                         17.5        --
05/17/95                                        191.6        14.50        45.0%             56.8%         56.8%
05/19/95                                        212.6        40.50        13.3%             12.5%         28.6%
05/22/95                                        174.3        18.50         5.7%              8.0%         18.4%
05/25/95                                       1799.0        47.95        53.4%             65.3%         76.0%
05/30/95                                          5.0        --
05/30/95                                        239.0        21.00        29.2%             47.4%         55.6%
06/05/95                                         17.4         6.00        45.5%             29.7%         29.7%
06/05/95                                       3263.8        64.00        96.9%            100.8%        103.2%
06/09/95                                         61.4         9.25        39.6%             57.4%         72.1%
00/19/95                                         10.6         3.16        40.4%             40.4%         44.5%
06/19/95                                         92.7        22.00        63.0%             63.0%         77.8%
06/20/95                                         62.6        18.00        37.1%             35.8%         46.9%
06/20/95                                         33.8        10.25         6.5%             24.2%         36.7%
06/22/95                                         29.3        14.00        (1.8%)             7.7%         (1.8%)
07/04/95                                         30.5        33.97         0.0%             25.8%         47.7%
07/05/95                                        401.1        39.50        26.9%             19.7%         30.0%
07/06/95                                         50.1         6.33         1.3%              1.3%          1.3%
07/10/95                                         77.7        18.50
07/10/95                                        283.4        21.00        37.7%             38.8%         84.6%
07/10/95                                        227.1        34.00        37.4%             34.7%         29.5%
07/14/95                                        182.1        20.00        27.0%             20.3%         26.0%
07/17/95                                        613.1        33.50         3.9%             10.7%         45.7%
07/17/95                                        186.2        10.00        17.6%             29.0%         29.0%
07/31/95                                        116.8        32.00         9.9%             11.3%         11.3%


                        MERGER & ACQUISITION ACTIVITY
                     JANUARY 1, 1995 - FEBRUARY 19, 1998
                              CASH TRANSACTIONS


DATE                      DATE
ANNOUNCED                 UNCON.              ACQUIROR NAME                                     TARGET NAME
---------                 ------              -------------                                     -----------
08/01/95                  11/24/95            Westinghouse Electric Corp                        CBS Inc
08/04/95                  09/12/95            Advance Publications Inc                          American City Business Journal
08/04/95                  02/29/96            Trigon Blue Cross Blue Shield                     Mid-South Insurance Co
08/09/95                  09/30/95            Loewen Group Inc                                  MHI Group Inc
08/10/95                  10/13/95            Humana Inc                                        Emphesys Financial Group Inc
08/10/95                  11/15/95            Agrium Inc                                        Nu-West Industries Inc
08/11/95                  02/01/96            Life Bancorp Inc                                  Seaboard Bancorp Inc
08/15/95                  10/06/95            Johnson Matthey PLC                               Advance Circuits Inc
08/16/95                  08/16/95            Investor                                          Abigail Adams National Bancorp
08/17/95                  01/15/96            Standard Fed Bancorp, Troy, MI                    FSB Financial Corp
08/22/95                  12/29/95            First Midwest Finl, Iowa                          Iowa Bancorp Inc
08/23/95                  10/04/95            Schering Berlin Inc                               Medrad Inc
08/25/95                  01/02/96            Berkshire Hathaway Inc                            GEICO Corp (Berkshire Hathaway)
08/28/95                  02/01/96            First Nationwide Bank, TX                         SFFed Corp
08/29/95                  09/29/95            Vista 2000 Inc                                    American Consumer Products Inc
08/30/95                  01/03/96            Michigan Physicians Mutual                        Kentucky Medical Insurance Co
08/31/95                  02/01/96            Ace Cash Express Inc                              Check Express Inc
08/31/95                  04/01/96            Western Ohio Financial Corp                       Mayflower Financial Corp
09/07/95                  03/06/96            Principal Health Care Inc                         Admar Group Inc
09/08/95                  12/26/95            Pelican Cos Inc                                   Sunbelt Cos Inc
09/12/95                  10/20/95            Textron Inc                                       Elco Industries Inc
09/13/95                  01/19/96            Barnett Banks, Jacksonville, FL                   First Financial Bancshares
09/14/95                  11/11/95            Thomas Nelson Inc                                 CR Gibson Co
09/15/95                  01/11/96            Measurex Corp                                     Data Measurement Corp
09/18/95                  09/23/96            Shinhan Bank                                      Marine National Bank, Irvine, CA
09/19/95                  10/31/95            Breuners Home Furnishings Corp                    Huffman Koos (SGH/JG Inds Inc)
09/22/95                  03/01/96            Republic New York Corp, NY, NY                    Brooklyn Bancorp Inc
09/25/95                  09/25/95            CD Spangler                                       National Gypsum Co (Delcor)
09/25/95                  11/06/95            Mallinckrodt Veterinary Inc                       Syntro Corp
09/26/95                  12/21/95            SCOR                                              SCOR US Corp (SCOR SA)
09/29/95                  10/02/95            Investors                                         Prudential Reinsurance Hldgs
10/04/95                  12/22/95            Westcorp                                          Hammond Co
10/09/95                  10/09/95            Investors                                         Personnel Group of America Inc
10/09/95                  03/13/96            Pioneer Financial Services                        Universal Fidelity Life Ins Co
10/10/95                  05/07/96            Pacific Bank NA, CA                               Burlingame Bancorp
10/13/95                  11/13/95            Twentieth Century Fox Film                        Carolco Pictures Inc
10/13/95                  03/08/96            Chelton Communications Systems                    Kevlin Corp


DATE
ANNOUNCED                ACQUIROR BUSINESS DESCRIPTION                         TARGET BUSINESS DESCRIPTION
---------                -----------------------------                         ---------------------------
08/01/95                 Mnfr elec defense electn equip                        Own, op TV, radio stations
08/04/95                 Publish newspapers, magazines                         Publish journals and magazines
08/04/95                 Pvd hospital, med service plans                       Health, accident, life ins co
08/09/95                 Own, operate funeral homes                            Pvd funeral, crematory svcs
08/10/95                 Own and operate HMOs                                  Insurance holding company
08/10/95                 Manufacture fertilizers                               Manufacture fertilizers
08/11/95                 Bank holding company                                  Bank holding company
08/15/95                 Mnfr dyes, pigments, paints                           Mnfr printed circuit boards
08/16/95                 Investor                                              Bank holding company
08/17/95                 Commercial bank                                       Savings bank
08/22/95                 Bank holding company                                  Commercial bank
08/23/95                 Manufacture pharmaceuticals                           Mnfr medical instruments
08/25/95                 Property, casualty insurance co                       Insurance and financial svcs
08/28/95                 Savings bank                                          Savings and loan
08/29/95                 Develop security systems                              Mnfr consumer hardware prods
08/30/95                 Surety insurance co                                   Insurance company
08/31/95                 Provide check cashing services                        Provide check cashing services
08/31/95                 Investment firm                                       Savings and loan holding co
09/07/95                 Own and operate HMO's                                 Provide health care mgmt svcs
09/08/95                 Wholesale lumber                                      Wholesale lumber
09/12/95                 Mnfr aircraft engines, parts                          Mnfr fasteners, hardware
09/13/95                 Commercial bank                                       Savings bank
09/14/95                 Publish books                                         Mnfr, publish memory books
09/15/95                 Mnfr comptr process cntrl sys                         Mnfr quality control instr
09/18/95                 Foreign bank                                          Commercial bank
09/19/95                 Own, operate furniture store                          Own, operate furniture stores
09/22/95                 Bank holding company                                  Commercial bank
09/25/95                 Investment firm                                       Mnfr gypsum, wallboard prods
09/25/95                 Manufacture animal food                               Manufacture vaccines
09/26/95                 Insurance holding company                             Reinsurance holding company
09/29/95                 Investors                                             Insurance holding company
10/04/95                 Bank holding company                                  Mortgage bank; holding co
10/09/95                 Investors                                             Pvd temporary staffing svcs
10/09/95                 Life, health, accident ins svcs                       Insurance co
10/10/95                 Commercial bank                                       Commercial bank
10/13/95                 Radio, TV stations; movie prod                        Motion picture prodn svcs
10/13/95                 Mnfr electronic components                            Mnfr microwave components


                                             VALUE OF        PRICE       PREMIUM           PREMIUM       PREMIUM
DATE                                       TRANSACTION        PER         1 DAY            1 WEEK        4 WEEKS
ANNOUNCED                                    ($ MIL)         SHARE        PRIOR             PRIOR         PRIOR
---------                                    -------         -----        -----             -----         -----
08/01/95                                       5122.3        82.07        24.8%             22.5%         18.9%
08/04/95                                        205.4        28.00        28.7%             23.1%         28.0%
08/04/95                                         85.5        15.67        56.7%             56.7%         45.8%
08/09/95                                         69.9        10.25        15.5%             34.4%         46.4%
08/10/95                                        642.8        37.50        13.6%             (3.8%)         1.4%
08/10/95                                         87.7        10.50       (12.5%)           (12.5%)        (8.7%)
08/11/95                                          8.2         1.65        10.0%             20.0%         32.0%
08/15/95                                        171.0        22.50        39.5%             36.4%         37.4%
08/16/95                                          5.1        --
08/17/95                                         27.2        23.50        19.0%             27.0%         32.4%
08/22/95                                          9.0        --
08/23/95                                        181.2        28.00        25.8%             25.8%         28.7%
08/25/95                                       2349.2        70.00        25.6%             23.1%         25.3%
08/28/95                                        264.0        32.00        21.9%             36.9%         43.4%
08/29/95                                         13.0         5.30        17.8%             28.5%         41.3%
08/30/95                                         25.0        12.37        45.5%             37.4%         76.7%
08/31/95                                          6.3         1.20        37.1%             37.1%         37.1%
08/31/95                                         10.0        28.50
09/07/95                                         19.8         2.25        60.0%             84.6%         75.6%
09/08/95                                         18.0         7.95        32.5%             27.2%         44.5%
09/12/95                                        182.2        36.00        93.3%             97.3%        100.0%
09/13/95                                         20.0        15.51         8.8%              8.8%         17.1%
09/14/95                                         67.5         9.00         2.9%              1.4%          5.9%
09/15/95                                         32.2        18.63         2.4%             18.3%         11.2%
09/18/95                                         21.9        --
09/19/95                                         37.6         9.38        50.0%             38.9%         33.9%
09/22/95                                        508.8        41.50         9.2%              9.6%         15.7%
09/25/95                                       1134.9        54.00         0.0%              0.9%          0.9%
09/25/95                                         41.5         3.55        42.0%             42.0%         49.5%
09/26/95                                         59.9        15.25        37.1%             35.6%         38.6%
09/29/95                                        837.5        --
10/04/95                                          5.4        --
10/09/95                                        105.0        13.13
10/09/95                                         26.0        28.00
10/10/95                                          7.5        12.00
10/13/95                                         50.0        --
10/13/95                                         15.9         4.54         0.0%             11.8%         17.2%

                        MERGER & ACQUISITION ACTIVITY
                     JANUARY 1, 1995 - FEBRUARY 19, 1998
                              CASH TRANSACTIONS


DATE                      DATE
ANNOUNCED                 UNCON.              ACQUIROR NAME                                     TARGET NAME
---------                 ------              -------------                                     -----------
10/18/95                  11/28/95            Rhone-Poulenc Rorer Inc                           Applied Immune Sciences Inc
10/18/95                  03/29/96            Logicon Inc                                       Geodynamics Corp
10/20/95                  10/20/95            Roosevelt Bank, Chesterfield, MO                  Washington Savings Bank FSB
10/23/95                  12/07/95            Diebold Inc                                       Griffin Technology Inc
10/26/95                  01/17/96            Hyundai Electronics Industries                    Maxtor Corp
10/30/95                  12/28/95            SoftKey International Inc                         Learning Co
10/30/95                  06/07/96            Great Financial Corp, Kentucky                    LFS Bancorp
10/31/95                  02/06/96            Alberto-Culver Co                                 St Ives Laboratories
11/02/95                  06/20/96            Riverside Group Inc                               Wickes Lumber Co
11/03/95                  06/26/96            Dime Savings Bk, Williamsburgh                    Conestoga Bancorp Inc
11/06/95                  01/10/96            Marquette Electronics Inc USA                     E For M Corp
11/06/95                  02/01/96            Airline Investors Partnership                     Hawaiian Airlines Inc(HAL Inc)
11/06/95                  01/08/96            Compaq Computer Corp                              NetWorth Inc(Ungermann-Bass)
11/06/95                  01/10/96            Sherwin-Williams Co                               Pratt & Lambert United Inc
11/08/95                  02/15/96            ADT Ltd                                           Alert Centre Inc(ADT Ltd)
11/08/95                  04/23/96            MA Hanna Co                                       CIMCO Inc
11/08/95                  02/23/96            Packaging Acq (MST Part, MST Of)                   Dolco Packaging Corp
11/10/95                  04/29/96            Bank of the West                                  Northbay Financial Corp, CA
11/13/95                  04/22/96            Harris Savings Assn, Harrisburg                   First Harrisburg Bancor Inc
11/13/95                  12/19/95            S.O.C. Corp (Blount/Blount Int)                   Simmons Outdoor Corp
11/14/95                  12/29/95            Main Line Fed Svgs Bk(MLF Ban)                    Suburban Federal Savings Bk, PA
11/15/95                  05/02/96            ERD Waste Corp                                    Environmental Services of Amer
11/22/95                  01/31/96            Baxter Healthcare Corp                            PSICOR Inc
11/27/95                  01/11/96            Wolters Kluwer NV                                 Commerce Clearing House Inc
11/29/95                  02/16/96            Kuhlman Corp                                      Communication Cable Inc
12/07/95                  02/16/96            Syratech Corp                                     Rauch Industries Inc
12/11/95                  01/19/96            Tyco International Ltd                            Earth Technology Corp USA
12/11/95                  07/01/96            Capital City Bank Group, FL                       First Financial Bancorp Inc
12/11/95                  06/28/96            Union Safe Deposit Bank                           Great Valley Bank, Ceres, CA
12/11/95                  01/22/96            Newell Co                                         Holson Burnes Group Inc
12/14/95                  06/10/96            Standard Federal Bank, Troy, MI                   Bell Bancorp Inc, Chicago, IL
12/18/95                  01/29/96            American Brands Inc                               Cobra Golf Inc
12/19/95                  05/31/96            First Nationwide Bank, CA                         Home Fed Finl, San Francisco, CA
12/20/95                  02/05/96            Thomson US Holdings Inc                           SCS/Compute Inc
01/02/96                  01/02/96            Investor                                          Auto Parts Club Inc
01/03/96                  08/28/96            Recoton Corp                                      International Jensen Inc
01/05/96                  09/09/96            Investor Group                                    Finl Institutions Ins Grp Ltd


DATE
ANNOUNCED                ACQUIROR BUSINESS DESCRIPTION                         TARGET BUSINESS DESCRIPTION
---------                -----------------------------                         ---------------------------
10/18/95                 Manufacture pharmaceuticals                           Mnfr blood therapeutic systems
10/18/95                 Pvd computer svcs to military                         Provide info engineering svcs
10/20/95                 Savings bank                                          Savings bank
10/23/95                 Mnfr ATMs, security equip                             Mnfr, whl computers
10/26/95                 Mnfr computers, semiconductors                        Mnfr computer disk drives
10/30/95                 Develops consumer software                            Develop educational software
10/30/95                 Bank holding company                                  Commercial bank
10/31/95                 Mnfr and whl consumer products                        Manufacture personal care prod
11/02/95                 Fire, marine casualty ins co                          Whl, ret lumber; wood millwork
11/03/95                 Savings bank                                          Commercial bank; holding co
11/06/95                 Mnfr electromedical apparatus                         Manufacture HDTVs
11/06/95                 Investment firm                                       Passenger airline
11/06/95                 Manufacture personal computers                        Mnfr networking equipment
11/06/95                 Mrdr and retail paint products                        Mnfr, whl paints, adhesives
11/08/95                 Provide security, cleaning svcs                       Pvd alarm maintenance svcs
11/08/95                 Mnfr rubber, plastic polymers                         Thermoplastic products
11/08/95                 Investment firm                                       Mnfr packaging, shipping prods
11/10/95                 Commercial bank                                       Svgs bk; provide credit svcs
11/13/95                 Savings bank                                          Savings and loan
11/13/95                 Whl professional equipment                            Whl professional equipment
11/14/95                 Savings bank                                          Savings bank
11/15/95                 Pvd waste mgmt, business svcs                         Provide disposal services
11/22/95                 Manufacture pharmaceuticals                           Provide health services
11/27/95                 Publish newspapers, books                             Publish books and law reports
11/29/95                 Mnfr transformers, indl springs                       Mnfr, whl electronic cable
12/07/95                 Manufacture silver flatware                           Manufacture glass products
12/11/95                 Mnfr fire protection systems                          Hazardous waste consulting svc
12/11/95                 Commercial state bank                                 Bank holding co; savings bank
12/11/95                 Commercial bank                                       Commercial bank
12/11/95                 Mnfr food serving, storage prod                       Manufacture photo albums
12/14/95                 Savings bank                                          Bank holding company
12/18/95                 Mnfr cigarettes, cigars                               Mnfr sporting, athletic goods
12/19/95                 Savings and loan                                      Bank holding company
12/20/95                 Publish newspapers                                    Pvd income tax processing svcs
01/02/96                 Investor                                              Mnfr, whl auto parts
01/03/96                 Mnfr audio, video equipment                           Mnfr radios and televisions
01/05/96                 Investor group                                        Investment holding company


                                             VALUE OF        PRICE       PREMIUM           PREMIUM       PREMIUM
DATE                                       TRANSACTION        PER         I DAY            I WEEK        4 WEEKS
ANNOUNCED                                    ($ MIL)         SHARE        PRIOR             PRIOR         PRIOR
---------                                    -------         -----        -----             -----         -----
10/18/95                                         84.6        11.75        67.9%             51.6%         38.2%
10/18/95                                         31.2        10.76        13.3%             13.3%         23.0%
10/20/95                                        103.7        22.75       360.8%            372.7%        295.7%
10/23/95                                         18.0         7.75        (8.8%)             0.0%         (6.1%)
10/26/95                                        228.2         6.70        42.9%             64.9%         44.9%
10/30/95                                        579.6        67.50        80.0%             95.7%         84.9%
10/30/95                                         68.5        19.50        16.4%              7.2%          6.8%
10/31/95                                        110.4        15.00        20.0%             50.0%         55.8%
11/02/95                                         10.0         5.00       (36.5%)           (39.4%)       (47.0%)
11/03/95                                        105.3        21.25        11.8%             13.3%         18.9%
11/06/95                                         88.9        12.00        29.7%             37.1%         31.5%
11/06/95                                         20.0         1.10       (64.8%)           (60.9%)       (64.1%)
11/06/95                                        342.5        42.00        21.7%             48.7%        111.3%
11/06/95                                        405.2        35.00        68.7%             60.9%         49.7%
11/08/95                                         93.1         9.25        94.7%            117.6%        120.9%
11/08/95                                         31.8        10.50       104.9%            147.1%        133.3%
11/08/95                                         31.8        21.00        (9.7%)           (15.2%)       (12.5%)
11/10/95                                         45.9        15.75        21.2%             21.2%         16.7%
11/13/95                                         35.2        14.77        31.3%             24.4%         15.8%
11/13/95                                         34.2        10.40        66.4%             73.3%         77.0%
11/14/95                                          5.7        10.25
11/15/95                                          7.5         1.66        39.8%             66.0%         39.8%
11/22/95                                         81.3        17.50        14.8%             25.0%         48.9%
11/27/95                                       1901.0        55.50       100.0%            115.5%        131.3%
11/29/95                                         51.7        14.00        55.6%             55.6%         47.4%
12/07/95                                         48.2        13.00        35.1%             31.6%         32.5%
12/11/95                                         69.6         8.00        36.2%             33.3%         73.0%
12/11/95                                         11.0        22.00        11.4%             14.3%         20.5%
12/11/95                                         12.2         8.75
12/11/95                                         34.0         5.50         4.8%             41.9%         46.7%
12/14/95                                        361.2        37.50        13.6%             10.3%         23.0%
12/18/95                                        670.4        36.00        30.3%             32.1%         32.7%
12/19/95                                         69.1        18.50         8.8%              2.8%         15.6%
12/20/95                                         17.8         6.75       134.8%            157.1%        145.5%
01/02/96                                          5.1         -
01/03/96                                        109.1        11.00        29.4%             57.1%         49.2%
1/5/96                                           53.0        16.00         9.4%             (1.5%)        (4.1%)

                        MERGER & ACQUISITION ACTIVITY
                     JANUARY 1, 1995 - FEBRUARY 19, 1998
                              CASH TRANSACTIONS


DATE                      DATE
ANNOUNCED                 UNCON.              ACQUIROR NAME                                     TARGET NAME
---------                 ------              -------------                                     -----------
01/05/96                  02/15/96            GreenGrass Holdings                               Swing-N-Slide Corp
01/09/96                  04/30/96            CompuWare Corp                                    Technalysis Corp
01/16/96                  02/26/96            Multicare Cos Inc                                 Concord Health Group
01/16/96                  04/10/96            Depuy Inc (Corange Ltd)                           Orthopedic Technology Inc
01/18/96                  07/02/96            Pfizer Inc                                        Corvita Corp
01/23/96                  05/09/96            Spartech Corp                                     Portage Industries Corp
01/24/96                  07/16/96            First Maryland Bancorp, MD                        1st Washington Bancorp Inc
01/24/96                  08/08/96            Chartwell Leisure Associates                      National Lodging Corp
01/26/96                  05/15/96            Charter Financial Inc, Illinois                   Community Savings Bk, Marion, IL
01/29/96                  04/08/96            WH Brady Co                                       Varitronic Systems Inc
01/31/96                  03/04/96            IBM Corp                                          Tivoli Systems Inc
02/05/96                  06/19/96            Bay View Capital, San Mateo, CA                   CTL Credit Inc
02/08/96                  07/31/96            Meridian Insurance Group                          Citizens Security Group Inc
02/12/96                  05/03/96            Essilor of America Inc                            Benson Eyecare Corp
02/12/96                  05/01/96            Honeywell Inc                                     Duracraft Corp
02/13/96                  07/12/96            Horizon/CMS Healthcare Corp                       Medical Innovations Inc
02/13/96                  08/02/96            American Federal Savings Bk, MN                   Northwestern Financial Corp
02/14/96                  03/20/96            Unilever NV                                       Helene Curtis Industries Inc
02/15/96                  05/14/96            Genstar Capital Partners II LP                    Andros Inc
02/15/96                  04/29/96            NationsBank Corp, Charlotte, NC                   LDI Corp
02/21/96                  03/29/96            Welsh Carson Anderson & Stowe                     Aurora Electronics Inc
02/29/96                  07/10/96            TBC Corp                                          Big O Tires Inc
02/29/96                  09/30/96            Trenton Savings Bank, NJ                          Burlington County Bank, NJ
03/04/96                  04/08/96            Lilly Industries Inc                              Guardsman Products Inc
03/07/96                  07/03/96            Danaher Corp                                      Acme-Cleveland Corp
03/13/96                  04/18/96            Eaton Corp                                        CAPCO Automotive Products Co
03/21/96                  10/01/96            Monarch Bancorp, California                       Western Bank, Los Angeles, CA
03/29/96                  04/26/96            Equity Holdings, Chicago,IL                       Great American Mgmt & Invt Inc
03/29/96                  10/21/96            ISB Financial, New Iberia, LA                     Jefferson Bancorp, Gretna, LA
03/29/96                  08/07/96            Abbott Laboratories                               MediSense Inc
04/02/96                  08/26/96            Hibernia National Bank, LA                        CM Bank Holding Co
04/22/96                  06/03/96            K-III Communications Corp                         Westcott Communications Inc
04/23/96                  10/21/96            Security Banc Corp, OH                            Third Financial Corp, Piqua, OH
04/26/96                  07/03/96            Movie Gallery Inc                                 Home Vision Entertainment Inc
04/29/96                  09/03/96            Hubco Inc, Mahwah, New Jersey                     Hometown Bancorporation Inc, CT
05/07/96                  07/03/96            Orion Capital Corp                                Guaranty National Corp
05/10/96                  10/01/96            HF Bancorp Inc, Hemet, CA                         Palm Springs Savings Bank, CA


DATE
ANNOUNCED                ACQUIROR BUSINESS DESCRIPTION                         TARGET BUSINESS DESCRIPTION
---------                -----------------------------                         ---------------------------
01/05/96                 Investment holding company                            Mnfr backyard swings, slides
01/09/96                 Dvlp, whl software systems                            Develop software
01/16/96                 Own, op nursing care facilities                       Pvd healthcare mgmt services
01/16/96                 Mnfr orthopedic devices                               Manufacture surgical supplies
01/18/96                 Manufacture pharmaceuticals                           Manufacture medical equipment
01/23/96                 Manufacture plastic products                          Mnfr extruded plastic sheets
01/24/96                 Bank holding company                                  Bank holding company
01/24/96                 Own and operate hotels                                Own and operate casinos
01/26/96                 Savings bank; holding co                              Savings bank
01/29/96                 Mnfr indl labeling machines                           Mnfr typewriters
01/31/96                 Mnfr computers, office equip                          Dvlp systems mgmt software
02/05/96                 Bank holding company                                  Bank holding company
02/08/96                 Insurance holding company                             Insurance holding company
02/12/96                 Mnfr, whl ophthalmic goods                            Wholesale ophthalmic goods
02/12/96                 Mnfr automation, control sys                          Mnfr electric housewares
02/13/96                 Pvd nursing care services                             Pvd home health care services
02/13/96                 Savings bank                                          Bank holding co; coml bank
02/14/96                 Produce foods; holding company                        Mnfr perfumes, cosmetics
02/15/96                 Investment firm                                       Mnfr infrared gas analyzers
02/15/96                 Bank hldg co; pvd finl svcs                           Computer equip leasing svcs
02/21/96                 Venture capital firm                                  Recycle integrated circuits
02/29/96                 Whl tires, automobile parts                           Own, operate tire stores
02/29/96                 Savings and loan                                      Commercial bank
03/04/96                 Mnfr industrial finishings                            Mnfr coatings, cleaning prod
03/07/96                 Mnfr auto parts, main equip                           Mnfr metal cutting tools
03/13/96                 Manufacture automotive parts                          Mnfr automobile parts
03/21/96                 Bank holding co                                       Savings and loan
03/29/96                 Investment firm                                       Invt advice and financial svcs
03/29/96                 Savings bank; bank holding co                         Savings bank; bank holding co
03/29/96                 Mnfr pharmaceuticals, med equip                       Mnfr blood monitoring systems
04/02/96                 Commercial bank                                       Bank holding company
04/22/96                 Publish magazines                                     Pvd motion picture prodn svcs
04/23/96                 Bank holding co; coml bank                            Bank holding company
04/26/96                 Own, op video stores                                  Pvd video tape rental svcs
04/29/96                 Bank holding company                                  Bank holding company
05/07/96                 Insurance company; holding co                         Insurance company
05/10/96                 Bank holding co; savings bank                         Savings bank


                                             VALUE OF        PRICE       PREMIUM           PREMIUM       PREMIUM
DATE                                       TRANSACTION        PER         1 DAY            1 WEEK        4 WEEKS
ANNOUNCED                                    ($ MIL)         SHARE        PRIOR             PRIOR         PRIOR
---------                                    -------         -----        -----             -----         -----
01/05/96                                         22.8         6.50       (25.7%)           (29.7%)       (36.6%)
01/09/96                                         32.6        14.00        12.0%             16.7%         16.7%
01/16/96                                        126.9         7.35        25.1%             43.4%         58.9%
01/16/96                                         45.2        10.43        26.4%             43.9%         49.0%
01/18/96                                         78.5        10.25        (2.4%)             2.5%         (2.4%)
01/23/96                                         15.8         6.60        46.7%             79.0%         79.0%
01/24/96                                         81.9         8.13        27.5%             51.2%         44.4%
01/24/96                                         57.0        14.25        34.1%             26.7%          0.0%
01/26/96                                          7.5        50.00
01/29/96                                         42.5        17.50        79.5%             79.5%         62.8%
01/31/96                                        709.8        47.50        25.8%             25.0%         41.8%
02/05/96                                         65.0        18.00        53.2%             82.3%         69.4%
02/08/96                                         22.6        12.50        88.7%            108.3%        117.4%
02/12/96                                        210.3         6.60       (26.7%)           (30.5%)       (17.5%)
02/12/96                                        286.7        43.50        58.2%             50.0%         68.1%
02/13/96                                         30.3         1.85        13.8%             18.4%          5.7%
02/13/96                                         12.5        23.25
02/14/96                                        737.4        70.00        18.6%             30.2%         71.8%
02/15/96                                         92.6        18.00        16.1%             24.1%         35.8%
02/15/96                                         28.1         4.10        31.2%             21.5%         49.1%
02/21/96                                         50.0         -
02/29/96                                         56.6        16.50         5.6%              7.3%         12.8%
02/29/96                                         12.5        77.00
03/04/96                                        227.8        23.00        32.4%             32.4%         57.3%
03/07/96                                        204.4        30.00        50.0%             55.8%         56.9%
03/13/96                                        128.9        12.50        66.7%             72.4%         78.6%
03/21/96                                         61.0         -
03/29/96                                         63.3        50.00         2.6%              4.2%          3.6%
03/29/96                                         52.0        23.00        15.0%             16.5%         18.7%
03/29/96                                        821.6        45.00        48.8%             48.8%         39.0%
04/02/96                                        201.7       193.52
04/22/96                                        438.9        21.50        43.3%             57.8%         56.4%
04/23/96                                         43.9        33.41        11.4%             13.7%         14.2%
04/26/96                                         32.0         -
04/29/96                                         31.9        17.75        20.3%             29.1%         29.1%
05/07/96                                         85.1        18.50        15.6%             15.6%         22.3%
05/10/96                                         17.3        14.38        36.9%             43.8%         43.8%

                        MERGER & ACQUISITION ACTIVITY
                     JANUARY 1, 1995 - FEBRUARY 19, 1998
                              CASH TRANSACTIONS


DATE                      DATE
ANNOUNCED                 UNCON.              ACQUIROR NAME                                     TARGET NAME
---------                 ------              -------------                                     -----------
05/13/96                  08/15/96            Northern Telecom Ltd(BCE Inc)                     MICOM Communications Corp
05/15/96                  06/21/96            Heritage Fund I                                   Klearfold Inc
05/16/96                  10/31/96            Markel Corp                                       Investors Insurance Group
05/20/96                  07/23/96            General Electric Capital Svcs                     AmeriData Technologies Inc
05/20/96                  08/29/96            Finova Group Inc                                  Financing for Science Intl Inc
05/21/96                  10/01/96            Collective Bancorp,New Jersey                     Continental Bancorporation
05/24/96                  09/04/96            Joint Energy Development                          Clinton Gas Systems Inc
05/24/96                  07/02/96            Lear Corp                                         Masland Corp
05/27/96                  02/16/97            Novartis AG                                       SyStemix Inc(Novartis AG)
05/29/96                  01/28/97            Regions Finl, Birmingliam, AL                     Florida First Bancorp Inc, FL
06/03/96                  09/30/96            Pakhoed Holding NV                                Univar Corp
06/06/96                  10/01/96            Investor Group                                    AT&T Capital Corp(AT&T Corp)
06/06/96                  07/09/96            Lacy Distribution Inc                             FinishMaster Inc(Maxco Inc)
06/10/96                  08/23/96            Vemco Acquisition Corp                            Bailey Corp
06/10/96                  07/22/96            Merck-Medco Managed Care Inc                      SysteMed Inc
06/11/96                  07/23/96            Forstmann Little & Co                             Community Health Systems; Inc
06/11/96                  11/30/96            TDI Financial, Chicago, IL                        Security Chicago, Chicago, IL
06/13/96                  11/07/96            Citizens Financial Group,RI                       Farmers & Mechanics Bank, CT
06/14/96                  08/23/96            Varlen Corp                                       Brenco Inc
06/14/96                  07/12/96            Falcon Holding Group LP                           Falcon Cable Systems Co
06/14/96                  11/14/96            Western Ohio Financial Corp                       Seven Hills Financial
06/20/96                  09/16/96            Public Storage Inc                                Public Storage Properties X
06/20/96                  09/16/96            Public Storage Inc                                Public Storage Properties XII
06/21/96                  08/23/96            United Communications Group                       Computer Petroleum Corp
06/24/96                  11/01/96            First Banks America Inc                           Sunrise Bancorp, Roseville, CA
06/27/96                  02/21/97            Northwest Svgs Bk, Warre, PA                      Bridgeville Savings Bank
06/28/96                  09/27/96            Investor Group                                    Salem Corp
07/01/96                  09/25/96            Rockwell International Corp                       Brooktree Corp
07/01/96                  03/25/97            Tribune Co                                        Renaissance Commun Corp
07/03/96                  09/05/97            Gold Kist Inc                                     Golden Poultry Co Inc
07/12/96                  10/10/90            Astor Chemicals                                   ADCO Technologies Inc
07/22/96                  10/25/96            cisco Systems Inc                                 Telebit Corp
07/23/96                  02/19/97            Capstar Broadcasting Partners                     Osborn Communications Corp
07/29/96                  01/03/97            First Nationwide Bank, CA                         Cal Fed Bancorp, Los Angeles, CA
07/31/96                  11/13/96            Monsanto Co                                       Calgene Inc
07/31/96                  09/17/96            Investor Group                                    Grand Union Co
08/02/96                  11/29/96            General Electric Capital Corp                     First Colony Corp


DATE
ANNOUNCED                ACQUIROR BUSINESS DESCRIPTION                         TARGET BUSINESS DESCRIPTION
---------                -----------------------------                         ---------------------------
05/13/96                 Mnfr telephone apparatus                              Mnfr communications equipment
05/15/96                 Investment firm                                       Mnfr paperboard packaging prod
05/16/96                 Insurance firm, agency                                Insurance company; holding co
05/20/96                 Pvd financing services                                Whl computers, peripherals
05/20/96                 Pvd financial services                                Pvd business credit services
05/21/96                 Bank holding company                                  Bank holding company
05/24/96                 Oil and gas exploration, prodn                        Oil and gas exploration, prodn
05/24/96                 Mnfr automobile seats                                 Mnfr motor vehicle parts
05/27/96                 Manufacture pharmaceuticals                           Mnfr, dvlp cellular processes
05/29/96                 Bank holding company                                  Savings and loan; holding co
06/03/96                 Pvd freight transp services                           Whl chemicals, pesticides
06/06/96                 Investor Group                                        Pvd leasing, financing services
06/06/96                 Whl industrial machinery equip                        Whl automotive paint, coatings
06/10/96                 Investment holding company                            Manufacture rubber products
06/10/96                 Health insurance company                              Pvd medical services
06/11/96                 Investment company                                    Operate medical clinics
06/11/96                 Commercial bank; holding co                           Commercial bank holding co
06/13/96                 Savings bank; holding co                              Commercial bank
06/14/96                 Mnfr custom tubular products                          Ball and roller bearings
06/14/96                 Own and operate cable TV sys                          Own, operate cable TV systems
06/14/96                 Investment firm                                       Savings and loan
06/20/96                 Real estate investment trust                          Pvd warehousing, storage svcs
06/20/96                 Real estate investment trust                          Rent storage space
06/21/96                 Publish newsletters                                   Information retrieval svcs
06/24/96                 6 vings bank                                          Commercial bank
06/27/96                 Savings and loan                                      Savings bank
06/28/96                 Investor group                                        Whl industrial mach and equip
07/01/96                 Mnfr aircraft, defense systems                        Manufacture semiconductors
07/01/96                 Publish newspaper; cable TV sys                       Own and operate TV stations
07/03/96                 Produce, wholesale poultry                            Produce, wholesale poultry
07/12/96                 Mnfr specialty, chemicals                             Mnfr adhesives and sealants
07/22/96                 Mnfr inter-networking systems                         Mnfr data transmission equip
07/23/96                 Own, operate radio stations                           Own, op radio and TV stations
07/29/96                 Savings and loan                                      Bank holding company
07/31/96                 Mnfr agro chems, manmade fiber                        Own and operate greenhouse
07/31/96                 Investor group                                        Own and operate supermarkets
08/02/96                 Pvd consumer financing svcs                           Insurance holding company


                                             VALUE OF        PRICE       PREMIUM           PREMIUM       PREMIUM
DATE                                       TRANSACTION        PER         1 DAY            1 WEEK        4 WEEKS
ANNOUNCED                                    ($ MIL)         SHARE        PRIOR             PRIOR         PRIOR
---------                                    -------         -----        -----             -----         -----
05/13/96                                        138.3        12.00       (14.3%)              9.1%         58.4%
05/15/96                                         45.8         -
05/16/96                                         38.0         -
05/20/96                                        454.8        16.00         4.1%             25.0%         47.1%
05/20/96                                         39.2         6.40         4.5%             67.0%         12.5%
05/21/96                                        287.0         5.00
05/24/96                                         38.4         6.75         3.8%             14.9%         31.7%
05/24/96                                        413.5        26.00         6.1%             18.2%         30.0%
05/27/96                                        107.6        19.50         4.7%             69.6%         59.2%
05/29/96                                         40.9        11.65        21.0%             19.5%         33.1%
06/03/96                                        331.8        19.45        57.2%             54.1%         58.8%
06/06/96                                       2128.6        45.00        37.4%             38.5%         42.3%
06/06/96                                         62.6        15.65        30.4%             27.8%         42.3%
06/10/96                                         47.8         8.75         5.5%              6.1%         11.1%
06/10/96                                         64.8         3.00        (4.0%)             4.3%          9.1%
06/11/96                                       1080.0        52.00        20.2%             19.9%         18.9%
06/11/96                                         12.5        60.00
06/13/96                                         52.9        32.00        58.0%             62.0%         62.0%
06/14/96                                        161.4        16.13        31.0%             30.3%         20.6%
06/14/96                                        247.4         -
06/14/96                                         11.0        19.70        19.4%             19.4%         19.4%
06/20/96                                         50.2        20.92        13.9%             13.1%         10.8%
06/20/96                                         55.2        22.34        14.6%             14.6%         15.3%
06/21/96                                         12.0         3.85        28.3%             46.7%         71.1%
06/24/96                                         18.7         4.00        39.1%             52.4%         45.5%
06/27/96                                         18.3        16.00        10.3%             10.3%          8.5%
06/28/96                                         46.6        25.00        22.0%             23.5%         11.7%
07/01/96                                        261.8        15.00        42.9%             64.4%         16.5%
07/01/96                                       1094.4        36.00        11.6%             19.0%         20.5%
07/03/96                                         52.1        14.25        52.0%             50.0%         39.0%
07/12/96                                         53.8        10.25        28.1%             51.9%         57.7%
07/22/96                                        196.3        13.35        22.8%             22.8%          4.7%
07/23/96                                         89.9        15.38        28.1%             50.0%         38.2%
07/29/96                                       1287.8        23.50        18.2%             32.4%         31.5%
07/31/96                                         50.0         8.00        64.1%             80.3%         39.1%
07/31/96                                         00.0         -
08/02/96                                       1799.2        36.15        37.7%             32.7%         39.0%


                        MERGER & ACQUISITION ACTIVITY
                     JANUARY 1, 1995 - FEBRUARY 19, 1998
                              CASH TRANSACTIONS


DATE                      DATE
ANNOUNCED                 UNCON.              ACQUIROR NAME                                     TARGET NAME
---------                 ------              -------------                                     -----------
08/07/96                  10/03/96            Magna International Inc                           Douglas & Lomason Co
08/07/96                  08/26/97            Bank SinoPac                                      Far East National Bank, CA
08/08/96                  09/17/96            Chemed Corp                                       Roto-Rooter Inc (Chemed Corp)
08/16/96                  07/31/96            Pengo Industries Inc                              Inland Resources Inc
08/21/96                  11/22/96            Golden Technologies (ACX Tech)                    Photocomm Inc
08/29/96                  11/14/96            Cypress Group LLC                                 Amtrol Inc
09/09/96                  09/23/96            Highwoods Properties Inc                          Crocker Realty Trust Inc
09/11/96                  03/04/97            American Eco Corp                                 Chempower Inc
09/16/96                  03/31/97            Mutual Savings Bk, Milwaukee, WI                  First Fed Bancshares of Eau Cl
09/16/96                  04/11/97            Superior National Ins Group                       Pac Rim Holding Corp
09/16/96                  12/06/96            Schnitzer Steel Industries Inc                    Proler International Corp
09/20/96                  11/01/96            Sanmina Corp                                      Comptronix Corp
09/24/96                  01/02/97            Oracle Corp                                       Datalogix International
09/30/96                  02/28/97            Cullen/Frost Bankers Inc, Texas                   Corpus Christi Bancshares, TX
10/07/96                  12/02/96            Computer Associates Intl Inc                      Cheyenne Software Inc
10/07/96                  12/05/96            Southwide Life Insurance Corp                     Southland National Insurance
10/08/96                  11/22/96            Nash Finch Co                                     Super Food Services Inc
10/10/96                  11/27/96            Renco Group Inc                                   WCI Steel Inc (Renco Group Inc)
10/15/96                  06/03/97            Investor Group                                    Conrail Inc
10/17/96                  12/03/96            LF Strategic Investors                            RF&P Corp
10/17/96                  02/27/97            Investor Group                                    Triad Systems Corp
10/21/96                  03/31/97            Investor Group                                    Detroit & Canada Tunnel Corp
10/21/96                  04/10/97            Newnan Holdings Inc, Newnan, GA                   Tara Bankshares Corp, Georgia
10/28/96                  01/15/97            Henkel KGaA                                       Loctite Corp
11/04/96                  03/05/97            Citizens Bank of Massachusetts                    Grove Banks, Chesnut Hill, MA
11/04/96                  05/19/97            Glendale Fed Bk, Glendale, CA                     TransWorld Bancorp, California
11/05/96                  03/14/97            Harbour Group Ltd                                 Panatech Research & Development
11/06/96                  03/07/97            Progressive Corp                                  Midland Financial Group Inc
11/07/96                  06/13/97            Shoreline Financial Corp, MI                      SJS Bancorp Inc, St Joseph, MI
11/12/96                  06/12/97            Investor Group                                    Leslie's Poolmart
11/13/96                  12/17/96            IBM Corp                                          Edmark Corp
11/13/96                  01/20/97            FCY Inc                                           Medex Inc
11/18/96                  01/02/97            Intermet Corp                                     Sudbury Inc
11/22/96                  05/01/97            ABN-AMRO Holding NV                               Standard Fed Bancorp, Troy, MI
11/25/96                  01/09/97            Applied Materials Inc                             Opal Inc
11/26/96                  12/30/96            Clorox Co                                         Armor All Products (McKesson)
11/26/96                  11/27/96            Software Acquisition Co                           NeoStar Retail Group Inc

DATE
ANNOUNCED                ACQUIROR BUSINESS DESCRIPTION                         TARGET BUSINESS DESCRIPTION
---------                -----------------------------                         ---------------------------
08/07/96                 Mnfr auto parts, accessories                          Wholesale motor vehicles
08/07/96                 Bank (Foreign)                                        Savings and loan
08/08/96                 Mnfr chems, janitorial equip                          Provide plumbing services, prod
08/16/96                 Provide oil field services                            Oil and gas field exploration
08/21/96                 Produce corn related products                         Mnfr, whl solar electric, prods
08/29/96                 Investment bank                                       Mnfr plumbing, hearing systems
09/09/96                 Real estate investment trust                          REIT
09/11/96                 Pvd engineering services                              Insulation, asbestos abatement
09/16/96                 Savings Bank                                          Commercial bank
09/16/96                 Pvd workers' compensation svcs                        Pvd workers' compensation svcs
09/16/96                 Manufacture steel products                            Whl scrap metals & metals
09/20/96                 Mnfr printed circuit boards                           Mnfr printed circuit boards
09/24/96                 Develop database software                             Develop business software
09/30/96                 Bank holding company                                  Bank holding company
10/07/96                 Develop applications software                         Develop computer software
10/07/96                 Life insurance company                                Pvd funeral insurance svs
10/08/96                 Wholesale groceries                                   Wholesale food products
10/10/96                 Mnfr steel products                                   Manufacture steel
10/15/96                 Investor group                                        Own, op freight railroad lines
10/17/96                 Investment company                                    Real estate development firm
10/17/96                 Investor group                                        Develop turnkey computer sys
10/21/96                 Investor group                                        Pvd tunnel operation services
10/21/96                 Bank holding company                                  Commercial bank; holding co
10/28/96                 Mnfr, whl chemicals, detergents                       Mnfr adhesives & sealants
11/04/96                 Commercial savings and loan                           Savings bank
11/04/96                 Savings and loan                                      Bank holding company
11/05/96                 Mnfr steel cutting tools                              Manufacture semiconductors
11/06/96                 Insurance holding company                             Fire, marine, casualty ins co
11/07/96                 Commercial bank; holding co                           Commercial bank; holding co
11/12/96                 Investor group                                        Own, op swimming pool stores
11/13/96                 Mnfr computers, office equip                          Develop educational software
11/13/96                 Mnfr engineered polymer prods                         Mnfr drug infusion products
11/18/96                 Ductile, gray iron castings                           Mnfr automotive parts
11/22/96                 Bank holding company                                  Commercial bank
11/25/96                 Mnfr wafer fabrication systems                        Mnfr special industry equip
11/26/96                 Manufacture household bleach                          Mnfr cleaners and waxes
11/26/96                 Leverage buyout company                               Wholesale computer software


                                             VALUE OF        PRICE       PREMIUM           PREMIUM       PREMIUM
DATE                                       TRANSACTION        PER         1 DAY            1 WEEK        4 WKS
ANNOUNCED                                    ($ MIL)         SHARE        PRIOR             PRIOR         PRIOR
---------                                    -------         -----        -----             -----         -----
08/07/96                                        134.6        31.00        39.3%             90.8%        103.3%
08/07/96                                         94.0         -
08/08/96                                         93.6        41.00        12.3%             12.3%         11.2%
08/16/96                                          9.5         -
08/21/96                                         16.8         -
08/29/96                                        227.2        28.25        71.2%             56.9%         56.9%
09/09/96                                         76.1        11.88        18.8%             20.3%         21.8%
09/11/96                                         50.0         6.20        48.1%             48.1%         45.9%
09/16/96                                        132.7        18.85        23.1%             25.7%         25.7%
09/16/96                                         42.0         -
09/16/96                                         42.5         9.00       132.3%            125.0%        148.3%
09/20/96                                         22.0         -
09/24/96                                         80.0         8.00        28.0%             42.2%         56.1%
09/30/96                                         32.4        18.84        17.8%             17.8%         17.8%
10/07/96                                       1247.6        30.50        32.6%             34.8%         30.5%
10/07/96                                          9.5        38.00
10/08/96                                        164.2        15.50        37.8%             36.3%         29.2%
10/10/96                                         56.5        10.00        17.6%             29.0%         77.8%
10/15/96                                      10435.9       115.00        62.0%             60.3%         60.3%
10/17/96                                        570.0         -
10/17/96                                        193.1         9.25        68.2%             60.9%         89.7%
10/21/96                                         36.5        54.00        64.9%             74.2%         54.3%
10/21/96                                         10.5        15.00
10/28/96                                       1289.1        61.00        31.9%             36.7%         34.8%
11/04/96                                         78.7        51.00        37.8%             46.8%         50.0%
11/04/96                                         63.2        18.25        10.6%             12.3%         30.4%
11/05/96                                         29.2         7.00        55.6%             55.6%         51.4%
11/06/96                                         47.2         9.00        30.9%             24.1%          0.0%
11/07/96                                         26.5        27.00        18.7%             13.7%         24.1%
11/12/96                                        112.8        14.50        26.1%             31.8%         31.8%
11/13/96                                        123.8        15.50        35.5%             63.2%         31.9%
11/13/96                                        150.6        23.50        54.1%             58.0%         66.7%
11/18/96                                        155.4        12.50        19.0%             25.0%          9.9%
11/22/96                                       1971.0        59.00         1.7%              6.8%         15.4%
11/25/96                                        189.6        18.50        52.6%             64.4%        105.6%
11/26/96                                        410.1        19.09         9.1%             14.0%         14.0%
11/26/96                                         58.5         -            0.0%              0.0%          0.0%


                        MERGER & ACQUISITION ACTIVITY
                     JANUARY 1, 1995 - FEBRUARY 19, 1998
                              CASH TRANSACTIONS


DATE                      DATE
ANNOUNCED                 UNCON.              ACQUIROR NAME                                     TARGET NAME
---------                 ------              -------------                                     -----------
11/27/96                  12/27/96            JW Childs Equity Partners LP                      Central Tractor Farm & Country
11/27/96                  03/27/97            JW Childs Equity Partners LP                      Central Tractor Farm & Country
11/27/96                  01/16/97            Bell Industries Inc                               Milgray Electronics Inc
11/29/96                  01/06/97            Tyco International Ltd                            ElectroStar Inc
12/03/96                  05/01/97            Dime Bancorp Inc, New York, NY                    BFS Bankorp Inc, New York, NY
12/04/96                  12/04/96            DowElanco (DowChem, Eli Lilly)                    Mycogen Corp (DowElanco/Dow)
12/05/96                  03/27/97            Centex Corp                                       Cavco Industries Inc
12/05/96                  01/10/97            Hadco Corp                                        Zycon Corp
12/06/96                  03/18/97            Sears Roebuck & Co                                MaxServ Inc (Sears Roebuck)
12/11/96                  02/21/97            Aon Corp                                          Alexander & Alexander Services
12/12/96                  01/22/97            Forcenergy Inc                                    Great Western Resources Inc
12/16/96                  01/27/97            Zurn Industries Inc                               Eljer Industries Inc
12/24/96                  03/11/97            DENTSPLY International Inc                        New Image Industries Inc
12/26/96                  06/09/97            Commerce Security Bancorp, CA                     Eldorado Bancorp, Tustin, CA
12/27/96                  05/01/97            US Bancorp, Portland, Oregon                       Business & Professional Bk, CA
01/02/97                  01/20/97            Thermo Trilogy Corp                               biosys
01/07/97                  02/25/97            MedTrans Inc (Laidlaw Inc)                        American Medical Response Inc
01/07/97                  02/10/97            DLB Oil & Gas Inc                                 Bonray Drilling Corp
01/13/97                  09/02/97            Zurich Versicherungs GmbH                         Zurich Reinsurance Centre
01/15/97                  08/06/97            Columbia/HCA Healthcare Corp                      Value Health Inc
01/21/97                  07/09/97            Mafco Holdings Inc                                Mafco Consolidated Grp (Mafco)
01/27/97                  03/07/97            Honeywell Inc                                     Measurex Corp
01/28/97                  05/21/97            Monsanto Co                                       Calgene Inc (Monsanto Co)
02/10/97                  03/31/97            Vencor Inc                                        TheraTx Inc
02/13/97                  02/13/97            Resources Corp (Uniwide)                          Contour Medical (Retirement)
02/13/97                  05/20/97            British Aerospace Holdings                        Reflectone Inc
02/18/97                  06/27/97            NGC Corp                                          Destec Energy Inc
02/18/97                  05/09/97            Tracy Bankshares, Denver, CO                      Tracy Federal Bk FSB, Tracy, CA
02/19/97                  08/06/97            United Bankshares Inc. WV                         First Patriot Bankshares,VA
03/06/97                  08/13/97            Fireman's Fund Insurance Co                       Crop Growers Corp
03/14/97                  10/01/97            Berlin City National Bank                         PEMI Bancorp Inc, Plymouth, NH
03/21/97                  05/02/97            Health Systems International                      FOHP Inc
03/24/97                  04/28/97            Elsevier Science                                  MDL Information Systems
03/26/97                  08/01/97            Deposit Guaranty, Jackson, MS                     CitiSave Finl,Baton Rouge, LA
03/27/97                  03/27/97            Hamilton Acquisition LLC                          Strober Organization Inc
03/28/97                  06/04/97            R-B Capital Corp                                  Peerless Industrial Group Inc
03/31/97                  06/03/97            Moore Corp Ltd                                    Peak Technologies Group Inc


DATE
ANNOUNCED                ACQUIROR BUSINESS DESCRIPTION                         TARGET BUSINESS DESCRIPTION
---------                -----------------------------                         ---------------------------
11/27/96                 Investment company                                    Own, op tractor, hardware stores
11/27/96                 Investment company                                    Own, op tractor, hardware stores
11/27/96                 Mnfr electronic, computer prods                       Whl electronic equip
11/29/96                 Mnfr fire protection systems                          Mnfr printed circuit boards
12/03/96                 Savings, mortgage bank hldg co                        Bank holding company
12/04/96                 Manufacture insecticides                              Develop biological pesticides
12/05/96                 Construct bldg, RE dvlp firm                          Mnfr mobile homes
12/05/96                 Mnfr computer circuit boards                          Mnfr printed circuit boards
12/06/96                 Department stores; finl svcs                          Pvd technical info support svc
12/11/96                 Insurance holding company                             Pvd insurance brokerage svcs
12/12/96                 Oil, gas exploration and prodn                        Oil and gas production
12/16/96                 Mnfr environmental equipment                          Manufacture plumbing fixtures
12/24/96                 Mnfr dental, med X-ray equip                          Dev computer imaging software
12/26/96                 Commercial bank; holding co                           Bank holding company
12/27/96                 Commercial bank; trust facility                       Commercial bank
01/02/97                 Mnfr biochemical products                             Mnfr pharmaceutical products
01/07/97                 Pvd ambulance svcs                                    Provide ambulance services
01/07/97                 Oil and gas exploration, prodn                        On-shore oil and gas drilling
01/13/97                 Insurance holding company                             Insurance agency
01/15/97                 Own, operate hospitals                                Provide health plan services
01/21/97                 Mnfr toilet preparations                              Mnfr cosmetics, beauty products
01/27/97                 Mnfr automation, control sys                          Mnfr comptr process cntrl sys
01/28/97                 Mnfr agro chems, manmade fiber                        Own and operate greenhouse
02/10/97                 Provide healthcare services                           Own, op nursing care facilities
02/13/97                 Pvd construction services                             Mnfr surgical supplies
02/13/97                 Whl aircraft, aircraft equip                          Manufacture flight simulators
02/18/97                 Wholesale natural gas products                        Electric utility
02/18/97                 Commercial bank; holding co                           Savings bank
02/19/97                 Bank holding company                                  Bank holding company
03/06/97                 Insurance company                                     Insurance agency
03/14/97                 State bank                                            Bank holding company
03/21/97                 Own, op HMO's; holding company                        Pvd healthcare management svcs
03/24/97                 Publish scientific journals                           Pvd scientific info svcs
03/26/97                 Bank holding co                                       Bank holding co
03/27/97                 Investment company                                    Wholesale building materials
03/28/97                 Investment company                                    Mnfr chain and wire
03/31/97                 Mnfr manifold business forms                          Whl integrated systems


                                             VALUE OF        PRICE       PREMIUM           PREMIUM       PREMIUM
DATE                                       TRANSACTION        PER         1 DAY            1 WEEK        4 WEEKS
ANNOUNCED                                    ($ MIL)         SHARE        PRIOR             PRIOR         PRIOR
---------                                    -------         -----        -----             -----         -----
11/27/96                                         81.0        14.00        15.5%             15.5%         16.7%
11/27/96                                         56.7        14.25        17.5%             17.5%         18.8%
11/27/96                                        100.0        14.77         8.4%             17.0%         20.6%
11/29/96                                        111.0        14.00         7.7%             27.3%         16.7%
12/03/96                                         91.5        52.00        11.8%             16.9%         22.4%
12/04/96                                         16.8        16.75        (1.5)%             0.0%          4.7%
12/05/96                                         76.2        26.75        13.2%             20.2%         30.5%
12/05/96                                        211.7        18.00        12.5%             46.9%         94.6%
12/06/96                                         46.0         7.75        19.2%             67.6%         55.0%
12/11/96                                       1227.4        17.50         6.1%              8.5%          9.4%
12/12/96                                         48.3         -
12/16/96                                        175.6        24.00        77.8%             84.6%         90.1%
12/24/96                                         11.4         2.00         0.0%              0.0%         77.8%
12/26/96                                         91.7        23.00        12.9%             14.3%         12.9%
12/27/96                                         33.5        18.00        14.3%             20.0%         30.9%
01/02/97                                         11.0         -
01/07/97                                       1011.1        40.00        21.2%             23.1%         36.8%
01/07/97                                         12.7        30.00        11.1%             11.1%         30.4%
01/13/97                                        319.0        36.00        17.1%             18.5%         11.6%
01/15/97                                       1132.3        20.50         1.2%              0.6%          0.0%
01/21/97                                        116.8        33.50        23.5%             23.5%         27.6%
01/27/97                                        597.0        35.00        44.3%             42.1%         45.8%
01/28/97                                        242.6         8.00        62.0%             60.0%         60.0%
02/10/97                                        378.2        17.10        30.3%             35.4%         59.1%
02/13/97                                          9.8         5.00       (14.0%)           (18.4%)        (2.4%)
02/13/97                                         41.1        24.00        20.0%             18.5%         25.5%
02/18/97                                       1222.4        21.65        82.3%             80.4%         63.4%
02/18/97                                          5.7         2.40
02/19/97                                         35.4        17.00        15.3%              9.7%          4.6%
03/06/97                                         82.1        10.25       206.0%             15.5%         41.4%
03/14/97                                         19.3        28.00
03/21/97                                         51.7         -
03/24/97                                        310.7        32.00        85.5%             43.8%         54.2%
03/26/97                                         20.3        20.50        46.4%             50.5%         46.4%
03/27/97                                         33.4         6.00                           3.2%          2.1%
03/28/97                                         10.5         1.67
03/31/97                                        169.8        18.00       108.7%             97.3%         65.5%


                        MERGER & ACQUISITION ACTIVITY
                     JANUARY 1, 1995 - FEBRUARY 19, 1998
                              CASH TRANSACTIONS


DATE                      DATE
ANNOUNCED                 UNCON.              ACQUIROR NAME                                     TARGET NAME
---------                 ------              -------------                                     -----------
04/08/97                  08/28/97            Citizens Financial Group, RI                      BNH Bancshares, New Haven, CT
04/10/97                  06/26/97            Compaq Computer Corp                              Microcom Inc
04/14/97                  11/12/97            Neptune Orient Lines Ltd                          APL Ltd
04/16/97                  01/30/98            Harcourt General Inc                              Steck-Vaughn Publishing Corp
04/18/97                  04/21/97            Manor Care Inc                                    Vitalink Pharmacy Services Inc
04/21/97                  06/10/97            Harcourt General Inc                              National Education Corp
04/25/97                  04/25/97            U-C Holdings LLC                                  UC Television Network Corp
04/30/97                  07/25/97            Park-Ohio Industries Inc                          Arden Industrial Products Inc
04/30/97                  09/26/97            SunTrust Banks Inc, Atlanta, GA                   Union Planters Corp, Memphis, TN
05/01/97                  10/01/97            Area Bancshares Corp, Kentucky                    Cardinal Bancshares, Kentucky
05/01/97                  07/30/97            Choucroute Partners                               David White Inc
05/02/97                  06/30/97            Investor Group                                    WRT Energy Corp
05/05/97                  06/13/97            Incentive AB                                      Vivra Inc
05/06/97                  01/05/98            Foundation Health Systems Inc                     Physicians Health Services Inc
05/06/97                  07/25/97            Riddell Sports Inc                                Varsity Spirit
05/88/97                  09/10/97            Nicolet Biomedical Inc                            Imex Medical Systems Inc
05/30/97                  07/09/97            Whitehall Street Real Estate                      Integrated Living Communities
06/02/97                  07/15/97            Anthem Inc                                        Acordia Inc(Anthem Inc)
06/03/97                  09/30/97            Santa Barbara Bancorp, CA                         Citizens State Bank, CA
06/05/97                  10/20/97            Humana Inc                                        ChoiceCare Corp
06/05/97                  07/14/97            Intermedia Communications Inc                     DIGEX Inc
06/09/97                  10/01/97            SAFECO Corp                                       American States Financial Corp
06/10/97                  08/28/97            Micron Electronics Inc                            NetFrame Systems Inc
06/12/97                  07/31/97            Fahnestock Viner Holdings Inc                     First of Michigan Capital Corp
06/12/97                  10/01/97            Thyssen AG                                        Giddings & Lewis Inc
06/16/97                  08/29/97            United Dominion Industries Ltd                    Core Industries Inc
06/16/97                  09/30/97            Investor Group                                    Frederick's of Hollywood, Inc.
06/16/97                  10/10/97            Genesis Eldercare Acquisition                     Multicare Cos Inc
06/16/97                  08/07/97            BT Industries AB                                  Raymond Corp
06/17/97                  09/25/97            Leonard Green & Partners LP                       Hechinger Co
06/17/97                  07/24/97            Monterey Resources Inc                            McFarland Energy Inc
06/17/97                  07/25/97            CCL Industries Inc                                Seda Specialty Packaging Corp
06/19/97                  08/15/97            Gateway 2000 Inc                                  Advanced Logic Research Inc
06/23/97                  10/17/97            General Motors Acceptance(GM)                     Integon Corp
06/24/97                  09/29/97            Three Rivers Holding Corp                         SMT Health Services Inc
06/26/97                  11/26/97            Rhone-Poulenc SA(France)                          Rhone-Poulenc Rorer Inc
06/30/97                  10/09/97            Eaton Corp                                        Fusion Systems Corp


DATE
ANNOUNCED                ACQUIROR BUSINESS DESCRIPTION                         TARGET BUSINESS DESCRIPTION
---------                -----------------------------                         ---------------------------
04/08/97                 Savings bank; holding co                              Bank holding company
04/10/97                 Manufacture personal computers                        Mnfr data comm products
04/14/97                 Pvd deep sea oil transp svcs                          Shipping, trucking company
04/16/97                 Operate movie theaters, stores                        Publish books, magazines
04/18/97                 Own,op nursing homes, hotels                          Pvd health and allied svcs
04/21/97                 Operate movie theaters, stores                        Vocational training services
04/25/97                 investment company                                    Own, op interactive TV network
04/30/97                 Mnfr forged and machined parts                        Whl fasteners
04/30/97                 Commercial bank                                       Commercial bank holding co
05/01/97                 Bank holding co                                       Bank holding co
05/01/97                 Investment company                                    Mnfr, whl surveying instruments
05/02/97                 Investor group                                        Oil and gas exploration, prodn
05/05/97                 Mnfr medical instr, ind equip                         Provide home health care svcs
05/06/97                 Own, op HMO's; holding company                        Own and operate HMO's
05/00/97                 Manufacture football equipment                        Pvd cheerleading training svcs
05/08/97                 Investment company                                    Mnfr fetal diagnostic instr
05/30/97                 Real estate development firm                          Pvd nursing, personal care svcs
06/02/97                 Insurance company                                     Pvd insurance brokerage svcs
06/03/97                 Bank holding co                                       Commercial bank
06/05/97                 Own and operate HMOs                                  Own, operate HMOs
06/05/97                 Pvd telecommunications svcs                           Develop Internet software
06/09/97                 Provide insurance services                            Fire and marine insurance co
06/10/97                 Mnfr electronic components                            Manufacture electn computers
06/12/97                 Securities brokerage firm                             Securities brokerage firm
06/12/97                 Manufacture malleable iron                            Mnfr automated machine tools
06/16/97                 Mnfr structural metal                                 Manufacture electronic equip
06/16/97                 Investor group                                        Women's clothing stores
06/16/97                 Own,op geriatric facilities                           Own, op nursing care facilities
06/16/97                 Mnfr fork lift trucks                                 Mnfr industrial lift trucks
06/17/97                 Merchant banking firm                                 Own,op retail home centers
06/17/97                 Oil and gas exploration, prodn                        Oil and gas exploration, prodn
06/17/97                 Mnfr, pvd specialty packaging                         Mnfr specialty packaging prods
06/19/97                 Mnfr personal computers                               Mnfr microcomputer systems
06/23/97                 Provide business finance svcs                         Insurance holding company
06/24/97                 Investment company                                    Operate outpatient facilities
06/26/97                 Mnfr chemicals and cosmetics                          Manufacture pharmaceuticals
06/30/97                 Manufacture automotive parts                          Mnfr curing sys, semiconductors


                                             VALUE OF        PRICE       PREMIUM           PREMIUM       PREMIUM
DATE                                       TRANSACTION        PER         1 DAY            1 WEEK        4 WEEKS
ANNOUNCED                                    ($ MIL)         SHARE        PRIOR             PRIOR         PRIOR
---------                                    -------         -----        -----             -----         -----
04/08/97                                         58.0        15.50        14.8%             26.5%         19.2%
04/10/97                                        267.6        16.25        54.8%             91.2%         35.4%
04/14/97                                        878.5        33.50        55.8%             65.4%         42.6%
04/16/97                                         40.3        14.75        21.6%             32.6%         24.2%
04/18/97                                         30.0        20.00        14.3%              8.1%         (4.2%)
04/21/97                                        776.1        21.00        22.6%             54.1%         40.0%
04/25/97                                         16.2         -
04/30/97                                         42.0         6.00        41.2%             50.0%         37.1%
04/30/97                                         10.8         -
05/01/97                                         96.0        60.26        26.9%             33.9%         31.0%
05/01/97                                          5.9        12.00        11.6%             14.3%         18.5%
05/02/97                                         30.0         -
05/05/97                                       1660.5        35.62        26.1%             41.8%         35.7%
05/06/97                                        268.2        28.25        23.5%             27.0%         51.7%
05/06/97                                         91.0        18.90        30.3%             28.1%         23.9%
05/08/97                                          9.3         1.35         7.9%              2.8%          2.8%
05/30/97                                         79.7        11.50        26.9%             21.1%         50.8%
06/02/97                                        193.2        40.00        12.7%             11.5%         26.0%
06/03/97                                         16.2      1925.00
06/05/97                                        243.3        16.38
06/05/97                                        171.6        13.00        19.5%             35.9%         31.6%
06/09/97                                       3127.1        47.00        45.7%             48.6%         57.3%
06/10/97                                         14.0         1.00       (23.8%)           (15.8%)       (20.0%)
06/12/97                                         38.4        15.00
06/12/97                                        703.0        21.00        10.5%              9.8%          0.6%
06/16/97                                        275.2        25.00        26.6%             37.9%         49.3%
06/16/97                                         69.4         7.75        48.8%             44.5%         25.9%
06/16/97                                       1249.1        28.00         9.3%             13.7%         34.9%
06/16/97                                        360.4        33.00        (6.1%)            (1.5%)         6.5%
06/17/97                                        127.0         3.00       (14.3%)            (7.7%)       (11.1%)
06/17/97                                        111.2        18.55        11.6%             41.3%         44.8%
06/17/97                                        182.6        29.00        31.8%             36.5%         52.6%
06/19/97                                        206.8        15.50        29.2%             30.5%         34.8%
06/23/97                                        517.1        26.00       173.7%             92.6%         74.8%
06/24/97                                         75.6        11.75         4.4%              2.2%          8.0%
06/26/97                                       4831.6        97.00        22.1%             22.8%         29.3%
06/30/97                                        308.6        39.00        11.4%              9.9%         24.3%

                        MERGER & ACQUISITION ACTIVITY
                     JANUARY 1, 1995 - FEBRUARY 19, 1998
                              CASH TRANSACTIONS

DATE                      DATE
ANNOUNCED                 UNCON.              ACQUIROR NAME                                     TARGET NAME
---------                 ------              -------------                                     -----------
07/02/97                  09/23/97            Bunzl PLC                                         American Filtrona Corp
07/02/97                  10/28/97            Summa Industries Inc                              Calnetics Corp
07/08/97                  09/30/97            Jitney-Jungle Stores of Amer                      Delchamps Inc
07/09/97                  09/23/97            CDSI Holding Corp                                 Control Data Systems Inc
07/09/97                  12/23/97            Investor Group                                    Seaman Furniture Co
07/10/97                  11/18/97            Investor Group                                    Kinetic Concepts Inc
07/15/97                  10/02/97            Axiohm SA                                         DH Technology Inc
07/17/97                  09/29/97            Lucent Technologies Inc                           Octel Communications Corp
07/23/97                  12/18/97            Newport Investment LLC                            Alliance Imaging Inc
07/23/97                  12/02/97            Benihana Inc                                      Rudy's Restaurant Group
07/24/97                  09/15/97            Mallinckrodt Inc                                  Nellcor Puritan-Bennett
07/25/97                  07/25/97            McCown de Leeuw & Co                              Healthcare America Inc
07/25/97                  08/28/97            Constellation Capital Partners                    Imo Industries Inc
07/28/97                  02/02/98            Intel Corp                                        Chips and Technologies Inc
07/30/97                  09/18/97            Fujitsu Ltd                                       Amdahl Corp
07/30/97                  02/02/98            PL Holdings Corp                                  Plasti-Line Inc
08/04/97                  12/23/97            Restaurant Co                                     Perkins Family Restaurant LP
08/07/97                  12/02/97            SPS Technologies Inc                              Magnetic Technologies Corp
08/07/97                  09/30/97            Investor Group                                    Outboard Marine Corp
08/12/97                  09/17/97            Steris Corp                                       Isomedix Inc
08/14/97                  09/16/97            Omnicare Inc                                      American Medserve Corp
08/14/97                  10/01/97            Counsel Corp                                      Health Management Inc
08/14/97                  09/24/97            MedPartners Inc                                   Talbert Medical Management
08/14/97                  12/29/97            Madison Dearborn Partners                         Tuesday Morning Corp
08/15/97                  10/09/97            VS&A Communications Partners                      T/SF Communications Corp
08/25/97                  10/03/97            Cambrex Corp                                      Bio Whittaker Inc
08/28/97                  10/10/97            Applied Power Inc                                 Versa Technologies Inc
08/29/97                  12/29/97            Rexel SA (Pinault-Printemps)                      Rexel Inc
09/02/97                  12/03/97            GRR Holdings LLC                                  Ground Round Restaurants
09/04/97                  12/30/97            Investor Group                                    Cinergi Pictures Entertainment
09/05/97                  11/26/97            Misys PLC                                         Medic Computer Systems Inc
09/22/97                  12/05/97            Conseco Inc                                       Washington National Corp
09/23/97                  01/22/98            Investor Group                                    El Chico Restaurants Inc
09/26/97                  09/26/97            Birmingham Steel Corp                             Laclede Steel Co
10/01/97                  12/05/97            Land O'Lakes Inc                                  Alpine Lace Brands Inc
10/02/97                  10/02/97            Investor                                          Biomagnetic Technologies Inc
10/09/97                  12/23/97            Borden Chemical Inc (Borden)                      Melamine Chemicals Inc


DATE
ANNOUNCED                ACQUIROR BUSINESS DESCRIPTION                         TARGET BUSINESS DESCRIPTION
---------                -----------------------------                         ---------------------------
07/02/97                 Whl, mnfr paper, constn material                      Mnfr bonded fiber
07/02/97                 Mnfr plastic conveyor parts                           Manufacture plastic products
07/08/97                 Own and operate grocery stores                        Own and operate supermarkets
07/09/97                 Investment holding company                            Mnfr computers, peripherals
07/09/97                 Investor group                                        Own, op ret furniture stores
07/10/97                 Investor group                                        Mnfr medical treatment tables
07/15/97                 Mnfr, whl computer printers                           Mnfr, whl computer printers
07/17/97                 Mnfr telecommun sys, software                         Mnfr voice processing systems
07/23/97                 Investment company                                    Pvd diagnostic imaging svcs
07/23/97                 Own and operate restaurants                           Own and operate restaurants
07/24/97                 Mnfr diagnostic products                              Mnfr electr patient monitors
07/25/97                 Venture capital firm                                  Own, operate hospitals
07/25/97                 Investment company                                    Mnfr industrial controls, pumps
07/28/97                 Mnfr, whl microprocessors                             Design, whl integrated circuit
07/30/97                 Mnfr computers, telecomnm equi                        Develop computer sys, software
07/30/97                 Investor group formed by mgmt                         Mnfr illuminated outdoor signs
08/04/97                 Own, operate restaurants                              Own, op franchised restaurants
08/07/97                 Mnfr industrial fasteners                             Manufacture copiers, printers
08/07/97                 Investor group                                        Manufacture marine products
08/12/97                 Mnfr sterile processing sys                           Pvd contract sterilization svc
08/14/97                 Whl, retail pharmaceuticals                           Wholesale pharmaceuticals
08/14/97                 Own, op pharmacy; whl pharm pr                        Pvd prescription distu svcs
08/14/97                 Pvd medical services to HMO's                         Own, op medical, dental clinics
08/14/97                 Investors                                             Own, operate giftware stores
08/15/97                 Investment firm                                       Publish newspapers, magazines
08/25/97                 Mnfr specialty chemicals                              Mnfr, whl medical testing prods
08/28/97                 Mnfr tool, equip, consumables                         Mnfr rubber components, molds
08/29/97                 Whl radios, televisions                               Whl electrical components
09/02/97                 Investment company                                    Own and operate restaurants
09/04/97                 Investor group                                        Pvd motion picture prodn svcs
09/05/97                 Manufacture computers                                 Pvd mgmt info sys design svcs
09/22/97                 Insurance holding company                             Insurance company
09/23/97                 Investor group                                        Own and operate restaurant
09/26/97                 Manufacture steel, steel prod                         Own, operate steel works
10/01/97                 Produce butter, milk and meats                        Whl dairy products, cheese
10/02/97                 Investor                                              Mnfr medical imaging equipment
10/09/97                 Mnfr formaldehyde, resins                             Manufacture melamine crystal


                                             VALUE OF        PRICE       PREMIUM           PREMIUM       PREMIUM
DATE                                       TRANSACTION        PER         1 DAY            1 WEEK        4 WEEKS
ANNOUNCED                                    ($ MIL)         SHARE        PRIOR             PRIOR         PRIOR
---------                                    -------         -----        -----             -----         -----
07/02/97                                        183.5        46.52         8.8%              2.2%          3.4%
07/02/97                                         23.4         7.35        30.7%             33.6%         25.1%
07/08/97                                        213.6        30.00        (2.4%)            (0.8%)         6.7%
07/09/97                                        273.9        20.25        29.1%             30.6%         35.0%
07/09/97                                         31.6        25.05        21.5%             25.3%         21.5%
07/10/97                                        776.7        19.25         6.9%              7.7%          9.2%
07/15/97                                        169.5        25.00        57.5%              56.3         57.5%
07/17/97                                       1824.8        31.00        15.9%             37.4%         41.3%
07/23/97                                        114.2        11.00         7.3%              3.5%         14.3%
07/23/97                                         18.8         5.00        50.9%             70.2%         72.0%
07/24/97                                       1858.4        28.50        36.1%             43.4%         57.2%
07/25/97                                         85.0         -
07/25/97                                        112.1         7.05        18.7%             20.0%         22.6%
07/28/97                                        422.9        17.50        25.0%             32.1%         68.7%
07/30/97                                        924.8        12.40         5.0%             22.5%         25.6%
07/30/97                                         30.7        14.50        36.5%             36.5%         30.3%
08/04/97                                         76.3        14.00        28.7%             26.6%         31.8%
08/07/97                                         16.8         5.00        25.0%             25.0%         33.3%
08/07/97                                        330.9        18.00        (7.7%)            (2.4%)        20.0%
08/12/97                                        139.8        20.50         5.8%             15.5%         13.9%
08/14/97                                        233.2        18.00         2.5%             16.1%         25.8%
08/14/97                                         40.0         -
08/14/97                                        189.0        63.00        10.5%             18.9%         37.0%
08/14/97                                        298.6        25.00        22.7%             25.8%         11.1%
08/15/97                                        115.2         -
08/25/97                                        130.5        11.63        17.8%             38.9%         47.7%
08/28/97                                        141.9        24.63        36.8%             33.1%         31.3%
08/29/97                                        302.0        22.50        19.2%             26.3%         21.6%
09/02/97                                         17.5         1.65        10.0%             10.0%         (5.7%)
09/04/97                                         16.3         2.52        26.9%             24.7%         56.6%
09/05/97                                        915.8        35.00         7.7%             12.0%         25.0%
09/22/97                                        424.0        33.25         2.7%              4.1%         12.2%
09/23/97                                         49.2        12.75        64.5%             75.9%        104.0%
09/26/97                                         15.0         8.00       106.5%            106.5%        106.5%
10/01/97                                         48.4         9.13        15.9%             49.0%         46.0%
10/02/97                                         31.3         1.25
10/09/97                                        119.7        20.50        70.8%             72.6%        708.0%

                        MERGER & ACQUISITION ACTIVITY
                     JANUARY 1, 1995 - FEBRUARY 19, 1998
                              CASH TRANSACTIONS

DATE                      DATE
ANNOUNCED                 UNCON.              ACQUIROR NAME                                     TARGET NAME
---------                 ------              -------------                                     -----------
10/15/97                  11/21/97            FinishMaster Inc (Lacey Distn)                    Thompson PBE Inc
10/16/97                  02/12/98            Hartford Financial Services                       Omni Insurance Group Inc
10/25/97                  11/04/97            Blackstone Group                                  Clark USA Inc
10/27/97                  02/10/98            National Australia Bank Ltd                       HomeSide Inc
11/13/97                  12/02/97            Thiokol Corp                                      Howmet International Inc
11/18/97                  01/08/98            Cendant Corp                                      Jackson Hewitt
11/21/97                  01/28/97            TRW Inc                                           BDM International Inc
11/24/97                  02/03/98            Davel Communications Group Inc                    Communications Central Inc
11/24/97                  11/24/97            Sinophil Corp                                     MagiNet Corp
12/11/97                  01/20/98            MascoTech Inc                                     TriMas Corp
12/11/97                  01/07/98            Harvard Private Capital Group                     White River Corp
12/12/97                  02/13/98            Voith Sulzer Paper Technology                     Impact Systems Inc
12/17/97                  01/23/98            Invacare Corp                                     Suburban Ostomy Supply Co Inc
12/22/97                  02/02/98            OM Group Inc                                      Auric Corp
12/23/97                  01/27/98            O'Reilly Automotive Inc                           Hi-Lo Automotive Inc
01/29/98                  01/29/98            Flowers Industries Inc                            Keebler Foods Co
02/04/98                  02/04/98            Investor Group                                    Tremont Corp


DATE
ANNOUNCED                ACQUIROR BUSINESS DESCRIPTION                         TARGET BUSINESS DESCRIPTION
---------                -----------------------------                         ---------------------------
10/15/97                 Whl automotive paint, coatings                        Whl automotive paint, supplies
10/16/97                 Provide insurance services                            Insurance company
10/25/97                 Investment bank                                       Mnfr petroleum products
10/27/97                 Bank, insurance co                                    Mortgage bank
11/13/97                 Mnfr chemicals, propulsion sys                        Mnfr steel invest foundries
11/18/97                 Provide discount club svcs                            Pvd tax preparation services
11/21/97                 Elect equip, credit reporting                         Pvd comp info technology svcs
11/24/97                 Pvd pay telephone commun svcs                         Pvd telecommunications svcs
11/24/97                 Own, operate resorts                                  Pvd cable, pay television svcs
12/11/97                 Mnfr motor vehicle components                         Mnfr specialty closures, caps
12/11/97                 Investment company                                    Insurance agency; holding co
12/12/97                 Provide paper tech dvlp svcs                          Paper prodn control systems
12/17/97                 Mnfr surgical, medical supplies                       Whl medical and hospital equip
12/22/97                 Mnfr chemicals; holding co                            Mnfr electroless nickel
12/23/97                 Own, op auto supply stores                            Own, op auto parts stores
01/29/98                 Produce baked foods                                   Produce bread, cookies; hldg co
02/04/98                 Investor group                                        Mnfr drilling lubricants


                                             VALUE OF        PRICE       PREMIUM           PREMIUM       PREMIUM
DATE                                       TRANSACTION        PER         1 DAY            1 WEEK        4 WEEKS
ANNOUNCED                                    ($ MIL)         SHARE        PRIOR             PRIOR         PRIOR
---------                                    -------         -----        -----             -----         -----
10/15/97                                         69.3         8.00        25.5%             33.3%         42.2%
10/16/97                                        184.7        31.75        78.9%             75.8%        130.9%
10/25/97                                        135.0         -
10/27/97                                       1230.1        27.83        14.7%             12.1%          7.3%
11/13/97                                        183.8         -
11/18/97                                        468.2        68.00        26.5%             21.7%         47.8%
11/21/97                                        888.0        29.50        31.1%             43.5%         38.0%
11/24/97                                        102.4        10.50        30.2%             25.4%         12.0%
11/24/97                                         15.0         -
12/11/97                                        911.7        34.50        12.7%             10.0%         19.0%
12/11/97                                        400.0         -
12/12/97                                         28.6         2.75        57.1%             49.2%         44.3%
12/17/97                                        130.8        11.75         8.0%             13.3%         13.3%
12/22/97                                         80.0       203.00
12/23/97                                         42.5         4.35       (14.1%)            12.3%         24.3%
01/29/98                                        309.1        27.60
02/04/98                                          5.6        54.00        (6.4%)            (4.4%)         0.5%

                                               Median                    24.0%             27.5%         33.6%
                                              Average                    29.5%             34.7%         40.2%
                                            Adj. Avg.                    28.7%             33.9%         38.3%
                                  Low Middle Quartile                    11.5%             14.5%         18.5%
                                 High Middle Quartile                    39.7%             48.8%         51.4%

                       STOCK PRICE AND OWNERSHIP PROFILES









                                      VII

        AUSTIN VS. PROMOTIONAL COMPANY INDEX* AND NASDAQ COMPOSITE INDEX
                     AND S&P 400 INDUSTRIALS SINCE 12/29/95


Graph depicting the performance of Norwood Promotional Products, Inc. Common Stock versus the S&P 400 Industrial Index, the Nasdaq Composite Index, and the Promotional Company Index. Promotional Company Index includes CSS, CYRK, EMAK, HMK, LVC, RACN, SABI and TBAC.

                                     AUSTIN
                       FORWARD P/E RATIO SINCE MARCH 1995




     Graph depicting the forward P/E ratio of Norwood Promotional Products, Inc. since March 1995

                                     AUSTIN
             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 8/12/97

          Graph depicting the daily price and volume trading statistics since August 12, 1997 for Norwood Promotional Products, Inc.

                                     AUSTIN
             DAILY PRICE & VOLUME TRADING STATISTICS SINCE 1/12/98


         Graph depicting the daily price and volume trading statistics since January 12, 1998 for Norwood Promotional Products, Inc.

                                     AUSTIN
             WEEKLY PRICE & VOLUME TRADING STATISTICS SINCE 6/18/93



         Graph depicting the weekly price and volume trading statistics since June 18, 1993 for Norwood Promotional Products, Inc.

                                     AUSTIN
             WEEKLY PRICE & VOLUME TRADING STATISTICS SINCE 2/14/97



         Graph depicting weekly price and volume trading statistics since February 14, 1997 for Norwood Promotional Products, Inc.

                                     AUSTIN
            SHARES TRADED AT VARIOUS PRICES FROM 2/12/97 TO 2/12/98

                                                                                                        CUMULATIVE
                                                                                  --------------------------------------------------
                            DAYS        % OF TOTAL                 % OF TOTAL       DAYS        % OF TOTAL                % OF TOTAL
   TRADING                DAILY AVG.       DAYS        TRADING       TRADING      DAILY AVG.       DAYS         TRADING    TRADING
   RANGE(1)                IN RANGE       TRADED       VOLUME        VOLUME        IN RANGE       TRADED        VOLUME      VOLUME
 ---------------          ----------    ----------     -------     ----------     ----------    ----------      -------   ----------
     <$12.60                 0             0.0%              -       0.0%              0         0.0%                -       0.0%
 $12.60 - $13.20             6             2.3%        731,900      12.4%              6         2.3%          731,900      12.4%
 $13.20 - $13.80            29            11.1%      1,407,000      23.9%             35        13.4%        2,138,900      36.3%
 $13.80 - $14.40            49            18.7%      1,342,100      22.8%             84        32.1%        3,481,000      59.2%
 $14.40 - $15.00            39            14.9%        341,000       5.8%            123        46.9%        3,822,000      65.0%
 $15.00 - $15.60            44            16.8%        438,100       7.4%            167        63.7%        4,260,100      72.4%
 $15.60 - $16.20            59            22.5%        842,800      14.3%            226        86.3%        5,102,900      86.7%
 $16.20 - $16.80            12             4.6%        505,400       8.6%            238        90.8%        5,608,300      95.3%
 $16.80 - $17.40            10             3.8%         71,500       1.2%            248        94.7%        5,679,800      96.5%
 $17.40 - $18.00             9             3.4%        181,600       3.1%            257        98.1%        5,861,400      99.6%
 $18.00 - $18.60             5             1.9%         22,800       0.4%            262       100.0%        5,884,200     100.0%
  >= - $18.60                0             0.0%              -       0.0%            262       100.0%        5,884,200     100.0%

TOTAL:                     262           100.0%      5,884,200     100.0%



[Chart depicting the number of shares of Norwood Promotional Products, Inc. Common Stock that traded in specified price ranges from February 12, 1997 through February 12, 1998.]


(1) Price ranges include low range price and exclude high range price.
(2) The average daily trading volume has been 22,459 shares or $328,274.50 and the average daily close has been $15.11.

                                     AUSTIN
            SHARES TRADED AT VARIOUS PRICES FROM 8/12/97 TO 2/12/98

                                                                                        CUMULATIVE
                                                                     ---------------------------------------------------
                 DAYS      % OF TOTAL                    % OF TOTAL     DAYS      % OF TOTAL                  % OF TOTAL
  TRADING      DAILY AVG.     DAYS          TRADING       TRADING     DAILY AVG.     DAYS        TRADING        TRADING
  RANGE(1)     IN RANGE      TRADED         VOLUME        VOLUME      IN RANGE      TRADED       VOLUME         VOLUME
-----------   -----------  ----------      --------     -----------  -----------  ----------    ---------     ----------
   <$13.50            0        0.0%              --          0.0%          0         0.0%              --          0.0%
$13.50-$13.90         4        3.1%         738,000         26.9%          4         3.1%         738,000         26.9%
$13.90-$14.30         9        7.0%         308,900         11.3%         13        10.2%       1,046,900         38.2%
$14.30-$14.70         7        5.5%         109,000          4.0%         20        15.6%       1,155,900         42.2%
$14.70-$15.10        12        9.4%          76,500          2.8%         32        25.0%       1,232,400         45.0%
$15.10-$15.50        16       12.5%         154,600          5.6%         48        37.5%       1,387,000         50.6%
$15.50-$15.90        43       33.6%         364,100         13.3%         91        71.1%       1,751,100         63.9%
$15.90-$16.30        27       21.1%         754,800         27.5%        118        92.2%       2,505,900         91.4%
$16.30-$16.70         8        6.3%         208,300          7.6%        126        98.4%       2,714,200         99.0%
$16.70-$17.10         2        1.6%          26,300          1.0%        128       100.0%       2,740,500        100.0%
  >=-$17.10           0        0.0%              --          0.0%        128       100.0%       2,740,500        100.0%

TOTAL:              128      100.0%       2,740,500        100.0%

[Chart depicting the number of shares of Norwood Promotional Products, Inc. Common Stock that traded in specified price ranges from August 12, 1997 through February 12, 1998.]

(1)  Prices ranges include low range price and exclude high range price.

(2) The average daily trading volume has been 21,410 shares or $322,811.70 and the average daily close has been $15.47.

                                     AUSTIN
            SHARES TRADED AT VARIOUS PRICES FROM 1/12/98 to 2/12/98

                                                                                           CUMULATIVE
                                                                      --------------------------------------------------
                  DAYS        % OF TOTAL               % OF TOTAL       DAYS       % OF TOTAL                 % OF TOTAL
  TRADING       DAILY AVG.       DAYS      TRADING        TRADING     DAILY AVG       DAYS      TRADING        TRADING
  RANGE(1)       IN RANGE       TRADED      VOLUME         VOLUME      IN RANGE      TRADED      VOLUME         VOLUME
-------------  ------------  -----------   -------     ----------     ---------    ----------   -------       ----------
  <$15.50             0          0.0%           --         0.0%            0          0.0%           --          0.0%
$15.50-$15.65         2          8.7%        1,500         0.3%            2          8.7%        1,500          0.3%
$15.65-$15.80         2          8.7%          400         0.1%            4         17.4%        1,900          0.4%
$15.80-$15.95         8         34.8%       36,400         7.1%           12         52.2%       38,300          7.4%
$15.95-$16.10         2          8.7%       19,500         3.8%           14         60.9%       57,800         11.2%
$16.10-$16.25         1          4.3%      276,200        53.5%           15         65.2%      334,000         64.7%
$16.25-$16.40         1          4.3%       11,400         2.2%           16         69.6%      345,400         66.9%
$16.40-$16.55         3         13.0%      118,800        23.0%           19         82.6%      464,200         89.9%
$16.55-$16.70         2          8.7%       25,800         5.0%           21         91.3%      490,000         94.9%
$16.70-$16.85         0          0.0%           --         0.0%           21         91.3%      490,000         94.9%
$16.85-$17.00         0          0.0%           --         0.0%           21         91.3%      490,000         94.9%
$17.00-$17.15         2          8.7%       26,300         5.1%           23        100.O%      516,300        100.0%
  >=-$17.15           0          0.0%           --         0.0%           23        100.0%      516,300        100.0%

TOTAL:               23        100.0%      516,300       100.0%



Chart depicting the number of shares of Norwood Promotional Products, Inc. Common Stock that traded in specified price ranges from January 12, 1998 to February 12, 1998


(1) Price ranges include low range price and exclude high range price.
(2) The average daily trading volume has been 22,448 shares or $365,837.10 and the average daily close has been $16.11.

AUSTIN OWNERSHIP PROFILE


Chart depicting the percentage of the outstanding Common Stock of Norwood Promotional Products, Inc. owned by Institutions, Retail, and Officers and Directors.


                                           CHANGE FROM
SHAREHOLDERS                  SHARES HELD  PRIOR PERIOD   % OWNERSHIP
---------------------------------------------------------------------

OFFICERS and DIRECTORS(1)         880,006                     17.35%


INDUSTRIAL INVESTORS(2)
Neuberger & Berman                706,500     304,900         13.93%
Heartland Investors               486,000     286,000          9.58%
TCW Group                         472,400      (3,100)         9.32%
Thomson Horstman                  442,700     (17,300)         8.73%
Tweedy Browne                     160,000     160,000          3.16%
Dimensional Fund                  156,500      20,300          3.09%
Hathaway & Assoc                  150,000     (77,500)         2.96%
Neuberger & Berman                142,200      35,000          2.80%
Glickenhaus & Co.                 140,100           0          2.76%
Putnam Management                 112,300           0          2.21%
Franklin Mutual                    94,900      94,900          1.87%
AGF Management Ltd.                75,000           0          1.48%
BZW Barclays                       81,812         700          1.61%
Jenswod, Roger H. & Co.            37,500     (31,050)         0.74%
Luther King Capital                20,000           0          0.39%
Goldman Sachs                      20,000           0          0.39%
Clover Capital                     14,700      14,700          0.29%
Merrill Lynch & Co.                 2,397       2,397          0.05%
Bank of NY                            970         970          0.02%
Travelers Group                       300        (300)         0.01%
Legg Mason Wood Walker                200         200          0.00%
GHS Management                          0    (128,000)         0.00%
T Rowe Price                            0    (300,000)         0.00%

TOTAL INDUSTRIAL INVESTORS      3,316,479     362,817         65.40%

IMPLIED RETAIL HOLDINGS           874,684                     17.25%
                              ------------

  TOTAL SHARES OUTSTANDING(3)   5,071,169                    100.00%
                              ============                 =========


(1) Source: 10-K/A as of 9/30/97 with updated information from company.

(2) Source: Bloomberg as of February 16, 1998.

(3) Source: 10-Q dated November 29, 1997.

                            COMPANY PROJECTION MODEL









                                      VIII

PROJECT AUSTIN -- PROJECTION MODEL
PROJECTED INCOME STATEMENTS

(Numbers in Thousands)
(Fiscal Year Ended August)

                                              HISTORICAL   ESTIMATED                          PROJECTED
                                                 1997        1998        1999        2000        2001        2002        2003
                                              ----------   ---------   --------    --------    --------    --------    --------
Revenues                                       $175,835    $193,391    $207,846    $223,500    $239,900    $257,562    $276,160
Cost of sales                                   125,732     138,952     149,319     160,546     172,085     184,850     197,826
                                               --------    --------    --------    --------    --------    --------    --------
Gross profit                                     50,103      54,439      58,527      62,954      67,815      72,712      78,334

General and administrative, net dep.              8,855      10,513      10,477      11,003      11,549      12,116      12,661
Sales and marketing                              18,119      17,951      18,732      19,783      20,900      22,088      23,163
Restructuring and unusual charges                 1,816          --          --          --          --          --          --
Other operating expenses                             --          --          --          --          --          --          --
                                               --------    --------    --------    --------    --------    --------    --------
Total operating expenses                         28,790      28,464      29,209      30,786      32,449      34,204      35,824

EBITDA                                           21,313      25,975      29,318      32,168      35,366      38,508      42,510
Depreciation                                      4,270       3,960       3,934       3,935       3,936       3,937       3,938
Amortization                                      3,885       4,121       4,186       4,186       4,186       4,186       4,186
                                               --------    --------    --------    --------    --------    --------    --------
Total depreciation & amortization                 8,155       8,081       8,120       8,121       8,122       8,123       8,124

Total operating income                           13,158      17,894      21,198      24,047      27,244      30,385      34,386

Interest expense                                  3,002       4,200       4,200       3,600       2,800       1,500         500
Interest (income)                                    --          --          --          --          --          --          --
Home office expense                                  --          --          --          --          --          --          --
Discontinued operations expense                   4,820          --          --          --          --          --          --
Extraordinary loss from debt extinguishment         241          --          --          --          --          --          --
                                               --------    --------    --------    --------    --------    --------    --------
Other expenses (income)                           8,063       4,200       4,200       3,600       2,800       1,500         500

Pre-tax income                                    5,095      13,694      16,998      20,447      24,444      28,885      33,886
Provision for income taxes                        4,091       5,615       6,969       8,383      10,022      11,843      13,893
                                               --------    --------    --------    --------    --------    --------    --------
Net income                                     $  1,004    $  8,079    $ 10,029    $ 12,064    $ 14,422    $ 17,042    $ 19,993
                                               ========    ========    ========    ========    ========    ========    ========

PROJECT AUSTIN -- PROJECTION MODEL
PROJECTED BALANCE SHEETS

(Numbers in Thousands)
(Fiscal Year Ended August)

                                           HISTORICAL                                          PROJECTED
                                             1997         1998          1999        2000         2001          2002         2003
                                           ----------   ---------     ---------   ---------   ----------     ---------   ---------
ASSETS
Cash                                       $   2,609    $   1,000     $   1,000   $   1,000   $    1,175     $   4,603   $  24,282
Accounts receivable                           24,282       26,336        28,032      29,931       31,910        34,051      36,232
Inventories                                   32,105       34,821        37,064      39,574       42,191        45,021      47,905
Income taxes receivable                          551          598           636         679          724           773         822
Other receivables                                713          773           823         879          937         1,000       1,064
Prepaid expenses and other current assets      2,464        2,672         2,845       3,037        3,238         3,455       3,677
                                           ---------    ---------     ---------   ---------   ----------     ---------   ---------
Total current assets                          62,724       66,200        70,400      75,100       80,175        88,903     113,982

Land                                             478          478           478         478          478           478         478
Gross plant and equip.                        34,877       37,971        41,805      45,740       49,676        53,613      57,551
Accumulated depreciation                     (14,214)     (16,849)      (20,783)    (24,718)     (28,654)      (32,591)    (36,529)
                                           ---------    ---------     ---------   ---------   ----------     ---------   ---------
Net P,P&E                                     21,141       21,600        21,500      21,500       21,500        21,500      21,500

Goodwill, net of accumulated amortization     39,009       34,888        30,702      26,516       22,330        18,144      13,958
Other intangible assets                        8,165        8,165         8,165       8,165        8,165         8,165       8,165
Other fixed assets                                --           --            --          --           --            --          --
Deferred income taxes and other assets         4,155        4,200         4,200       4,200        4,200         4,200       4,200
Other assets                                      --           --            --          --           --            --          --
                                           ---------    ---------     ---------   ---------   ----------     ---------   ---------
Total assets                               $ 135,194    $ 135,053     $ 134,967   $ 135,481   $  136,370     $ 140,912   $ 161,805
                                           =========    =========     =========   =========   ==========     =========   =========


PROJECT AUSTIN -- PROJECTION MODEL
PROJECTED BALANCE SHEETS

(Numbers in Thousands)
(Fiscal Year Ended August)

                                        HISTORICAL                                          PROJECTED
                                          1997          1998         1999         2000         2001         2002         2003
                                        ---------     ---------    ---------    ---------    ---------    ---------    ---------
LIABILITIES & EQUITY
Current maturities & short-term debt    $   1,871     $      --    $      --    $      --    $      --    $      --    $      --
Trade accounts payable                     11,299        10,442       11,050       11,753       12,506       13,210       14,013
Accrued liabilities                        11,197        10,347       10,950       11,647       12,394       13,090       13,887
Current portion of lease obligation           481           211           --           --           --           --           --
                                        ---------     ---------    ---------    ---------    ---------    ---------    ---------
Total current liabilities                  24,848        21,000       22,000       23,400       24,900       26,300       27,900

Long term debt
    Revolver                                   --            --          183           33           --           --           --
    Senior term note                       40,000        39,600       34,200       26,000       13,200           --           --
    Notes payable                          13,740        13,000        9,200        4,600        2,400        1,700        1,000
    Existing revolver                       6,990         2,098           --           --           --           --           --
                                        ---------     ---------    ---------    ---------    ---------    ---------    ---------
    Total debt                             60,730        54,698       43,583       30,633       15,600        1,700        1,000
    Less current portion                   (1,871)           --           --           --           --           --           --
                                        ---------     ---------    ---------    ---------    ---------    ---------    ---------
    Total long-term debt                   58,859        54,698       43,583       30,633       15,600        1,700        1,000

Capitalized lease obligations                 211            --           --           --           --           --           --
Other                                          --            --           --           --           --           --           --
                                        ---------     ---------    ---------    ---------    ---------    ---------    ---------
Total liabilities                          83,918        75,698       65,583       54,033       40,500       28,000       28,900

Common stock                               22,858        22,858       22,858       22,858       22,858       22,858       22,858
Additional paid-in-capital                 21,949        21,949       21,949       21,949       21,949       21,949       21,949
Retained earnings                           6,469        14,548       24,577       36,641       51,063       68,105       88,098
                                        ---------     ---------    ---------    ---------    ---------    ---------    ---------
Total stockholders' equity                 51,276        59,355       69,384       81,448       95,870      112,912      132,905
                                        ---------     ---------    ---------    ---------    ---------    ---------    ---------
Total liabilities & equity              $ 135,194     $ 135,053    $ 134,967    $ 135,481    $ 136,370    $ 140,912    $ 161,805
                                        =========     =========    =========    =========    =========    =========    =========

PROJECT AUSTIN -- PROJECTION MODEL
PROJECTED CASH FLOW STATEMENTS

(Numbers in Thousands)
(Fiscal Year Ended August)

                                                                                PROJECTED
                                                         1999         2000         2001         2002         2003
                                                       --------     --------     --------     --------     --------
Cash flows from operating activities:
    Net income                                         $ 10,029     $ 12,064     $ 14,422     $ 17,042     $ 19,993
    Depreciation                                          3,934        3,935        3,936        3,937        3,938
    Amortization of goodwill                              4,186        4,186        4,186        4,186        4,186
    Amortization of intangibles                              --           --           --           --           --
    Minority interest                                        --           --           --           --           --
    Other non-cash                                           --           --           --           --           --
    Changes in current assets                            (4,200)      (4,700)      (4,900)      (5,300)      (5,400)
    Changes in current liabilities                        1,000        1,400        1,500        1,400        1,600
                                                       --------     --------     --------     --------     --------
Net cash provided by operating activities                14,949       16,885       19,144       21,265       24,317

Cash flows from investing activities
    Capital expenditures (net of dispositions)           (3,834)      (3,935)      (3,936)      (3,937)      (3,938)
    Investments in new goodwill                              --           --           --           --           --
    Acquisition of additional intangibles                    --           --           --           --           --
    Changes in other long-term assets & liabilities          --           --           --           --           --
                                                       --------     --------     --------     --------     --------
Net cash provided by investing activities                (3,834)      (3,935)      (3,936)      (3,937)      (3,938)

Cash flows from financing activities
    Dividends paid                                           --           --           --           --           --
    Proceeds from sale of stock                              --           --           --           --           --
    Proceeds from debt issue                                 --           --           --           --           --
    Cash inflow (outflow) from other equity                  --           --           --           --           --
    Repayment of debt                                   (11,298)     (12,983)     (15,033)     (13,900)        (700)
    Repurchase of stock                                      --           --           --           --           --
    Drawdown on revolver                                    183           33           --           --           --
                                                       --------     --------     --------     --------     --------
Net cash provided by financing activities               (11,115)     (12,950)     (15,033)     (13,900)        (700)
                                                       --------     --------     --------     --------     --------
Net additions to cash                                  $     --     $     --     $    175     $  3,428     $ 19,679
                                                       ========     ========     ========     ========     ========
Beginning cash balance                                    1,000        1,000        1,000        1,175        4,603
Ending cash balance                                       1,000        1,000        1,175        4,603       24,282

PROJECT AUSTIN -- PROJECTION MODEL
HISTORICAL AND PROJECTED INCOME STATEMENT RATIOS (PERCENT OF SALES)

(Fiscal Year Ended August)

                                              HISTORICAL                                             PROJECTED
                                                1997       1998      AVERAGE     1999       2000       2001       2002       2003
                                               ------     ------     ------     ------     ------     ------     ------     ------
Revenues                                        100.0%     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%
Cost of sales                                    71.5%      71.9%      71.7%      71.8%      71.8%      71.7%      71.8%      71.6%
                                               ------     ------     ------     ------     ------     ------     ------     ------
Gross profit                                     28.5%      28.1%      28.3%      28.2%      28.2%      28.3%      28.2%      28.4%

General and administrative, net dep.              5.0%       5.4%       5.2%       5.0%       4.9%       4.8%       4.7%       4.6%
Sales and marketing                              10.3%       9.3%       9.8%       9.0%       8.9%       8.7%       8.6%       8.4%
Restructuring and unusual charges                 1.0%       0.0%       0.5%       0.0%       0.0%       0.0%       0.0%       0.0%
                                               ------     ------     ------     ------     ------     ------     ------     ------
Total operating expenses                         16.4%      14.7%      15.5%      14.1%      13.8%      13.5%      13.3%      13.0%

EBITDA                                           12.1%      13.4%      12.8%      14.1%      14.4%      14.7%      15.0%      15.4%

Depreciation                                      2.4%       2.0%       2.2%       1.9%       1.8%       1.6%       1.5%       1.4%
Amortization                                      2.2%       2.1%       2.2%       2.0%       1.9%       1.7%       1.6%       1.5%
                                               ------     ------     ------     ------     ------     ------     ------     ------
Total depreciation & amortization                 4.6%       4.2%       4.4%       3.9%       3.6%       3.4%       3.2%       2.9%

Total operating income                            7.5%       9.3%       8.4%      10.2%      10.8%      11.4%      11.8%      12.5%

Interest expense                                  1.7%       2.2%       1.9%       2.0%       1.6%       1.2%       0.6%       0.2%
Interest (income)                                 0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%
Home office expense                               0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%
Discontinued operations expense                   2.7%       0.0%       1.4%       0.0%       0.0%       0.0%       0.0%       0.0%
Extraordinary loss from debt extinguishment       0.1%       0.0%       0.1%       0.0%       0.0%       0.0%       0.0%       0.0%
                                               ------     ------     ------     ------     ------     ------     ------     ------
Other expenses (income)                           4.6%       2.2%       3.4%       2.0%       1.6%       1.2%       0.6%       0.2%

Pre-tax income                                    2.9%       7.1%       5.0%       8.2%       9.1%      10.2%      11.2%      12.3%
Provision for income taxes                       80.3%      41.0%      60.6%      41.0%      41.0%      41.0%      41.0%      41.0%
                                               ------     ------     ------     ------     ------     ------     ------     ------
Net income                                        0.6%       4.2%       2.4%       4.8%       5.4%       6.0%       6.6%       7.2%
                                               ======     ======     ======     ======     ======     ======     ======     ======

PROJECT AUSTIN -- PROJECTION MODEL
HISTORICAL AND PROJECTED BALANCE SHEET RATIOS (PERCENT OF SALES)

(Fiscal Year Ended August)

                                           HISTORICAL                                             PROJECTED
                                             1997       1998      AVERAGE     1999       2000       2001       2002       2003
                                            ------     ------     ------     ------     ------     ------     ------     ------
ASSETS
Cash                                           1.5%       0.5%       1.0%       0.5%       0.4%       0.5%       1.8%       8.8%
Accounts receivable                           13.8%      13.6%      13.7%      13.5%      13.4%      13.3%      13.2%      13.1%
Inventories                                   18.3%      18.0%      18.1%      17.8%      17.7%      17.6%      17.5%      17.3%
Income taxes receivable                        0.3%       0.3%       0.3%       0.3%       0.3%       0.3%       0.3%       0.3%
Other receivables                              0.4%       0.4%       0.4%       0.4%       0.4%       0.4%       0.4%       0.4%
Prepaid expenses and other current assets      1.4%       1.4%       1.4%       1.4%       1.4%       1.3%       1.3%       1.3%
                                            ------     ------     ------     ------     ------     ------     ------     ------
Total current assets                          35.7%      34.2%      35.0%      33.9%      33.6%      33.4%      34.5%      41.3%

Land                                           0.3%       0.2%       0.3%       0.2%       0.2%       0.2%       0.2%       0.2%
Gross plant and equip.                        19.8%      19.6%      19.7%      20.1%      20.5%      20.7%      20.8%      20.8%
Accumulated depreciation                      (8.1%)     (8.7%)     (8.4%)    (10.0%)    (11.1%)    (11.9%)    (12.7%)    (13.2%)
                                            ------     ------     ------     ------     ------     ------     ------     ------
Net P,P&E                                     12.0%      11.2%      11.6%      10.3%       9.6%       9.0%       8.3%       7.8%

Goodwill, net of accumulated amortization     22.2%      18.0%      20.1%      14.8%      11.9%       9.3%       7.0%       5.1%
Deferred income taxes and other assets         2.4%       2.2%       2.3%       2.0%       1.9%       1.8%       1.6%       1.5%
Other assets                                   0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%
                                            ------     ------     ------     ------     ------     ------     ------     ------
Total assets                                  76.9%      69.8%      73.4%      64.9%      60.6%      56.8%      54.7%      58.6%
                                            ======     ======     ======     ======     ======     ======     ======     ======

PROJECT AUSTIN -- PROJECTION MODEL
HISTORICAL AND PROJECTED BALANCE SHEET RATIOS (PERCENT OF SALES)

(Fiscal Year Ended August)

                                       HISTORICAL                                               PROJECTED
                                         1997        1998     AVERAGE       1999       2000       2001       2002       2003
                                        ------      ------     ------      ------     ------     ------     ------     ------
LIABILITIES & EQUITY
Current maturities & short-term debt       1.1%        0.0%       0.5%        0.0%       0.0%       0.0%       0.0%       0.0%
Trade accounts payable                     6.4%        5.4%       5.9%        5.3%       5.3%       5.2%       5.1%       5.1%
Accrued liabilities                        6.4%        5.4%       5.9%        5.3%       5.2%       5.2%       5.1%       5.0%
Current portion of lease obligation        0.3%        0.1%       0.2%        0.0%       0.0%       0.0%       0.0%       0.0%
                                        ------      ------     ------      ------     ------     ------     ------     ------
Total current liabilities                 14.1%       10.9%      12.5%       10.6%      10.5%      10.4%      10.2%      10.1%

Long term debt
    Revolver                               0.0%        0.0%       0.0%        0.1%       0.0%       0.0%       0.0%       0.0%
    Senior term note                      22.7%       20.5%      21.6%       16.5%      11.6%       5.5%       0.0%       0.0%
    Notes payable                          7.8%        6.7%       7.3%        4.4%       2.1%       1.0%       0.7%       0.4%
    Existing revolver                      4.0%        1.1%       2.5%        0.0%       0.0%       0.0%       0.0%       0.0%
                                        ------      ------     ------      ------     ------     ------     ------     ------
    Total debt                            34.5%       28.3%      31.4%       21.0%      13.7%       6.5%       0.7%       0.4%
    Less current portion                  (1.1%)       0.0%      (0.5%)       0.0%       0.0%       0.0%       0.0%       0.0%
                                        ------      ------     ------      ------     ------     ------     ------     ------
    Total long-term debt                  33.5%       28.3%      30.9%       21.0%      13.7%       6.5%       0.7%       0.4%

Capitalized lease obligations              0.1%        0.0%       0.1%        0.0%       0.0%       0.0%       0.0%       0.0%
                                        ------      ------     ------      ------     ------     ------     ------     ------
Total liabilities                         47.7%       39.1%      43.4%       31.6%      24.2%      16.9%      10.9%      10.5%

Common stock                              13.0%       11.8%      12.4%       11.0%      10.2%       9.5%       8.9%       8.3%
Additional paid-in-capital                12.5%       11.3%      11.9%       10.6%       9.8%       9.1%       8.5%       7.9%
Retained earnings                          3.7%        7.5%       5.6%       11.8%      16.4%      21.3%      26.4%      31.9%
                                        ------      ------     ------      ------     ------     ------     ------     ------
Total stockholders' equity                29.2%       30.7%      29.9%       33.4%      36.4%      40.0%      43.8%      48.1%
                                        ------      ------     ------      ------     ------     ------     ------     ------


Total liabilities & equity                76.9%       69.8%      73.4%       64.9%      60.6%      56.8%      54.7%      58.6%
                                        ======      ======     ======      ======     ======     ======     ======     ======